Dreyfus Disciplined Smallcap Stock Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Disciplined

                                                            Smallcap Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Smallcap Stock Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gene Cervi.

While the past year was rewarding for many equity investors, small-cap stocks did not fare as well as other market sectors. When the reporting period began, the U.S. stock market had just completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, and investors became concerned that inflationary pressures might re-emerge. As a result, the Federal Reserve Board raised short-term interest rates twice during the summer in an effort to forestall a reacceleration of inflation in a fast-growing economy. In this environment, equity investors once again preferred the relative predictability of earnings from large-cap companies.

Despite a brief rally in April and May, small-cap stocks generally failed to keep pace with their large-cap counterparts. However, some small-cap technology stocks that were subject to heightened investor speculation were exceptions to
this    trend.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Disciplined Smallcap Stock Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Gene Cervi, Portfolio Manager

How did Dreyfus Disciplined Smallcap Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a total return of 25.50% ,(1) substantially outperforming its benchmark, the Standard & Poor's SmallCap 600 Index ("S&P 600"), which produced a total return of 12.05% for the same period.(2)

We  attribute  the  fund' s  outperformance  to  our  stock  selection strategy, especially our investment in initial public offerings ("IPOs"). While the universe of small-cap stocks is vast, encompassing thousands of companies, we successfully identified a number of promising companies selling at low valuations.

Still, small-cap stocks as a whole did not do as well as large-cap stocks during the fiscal year. In a period that included fears of a global recession in 1998 and rising interest rates in 1999, investors generally preferred big household names with less volatile earnings. However, it is encouraging that small-cap stocks closed the gap with large-cap stocks in April and May 1999.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small-cap stocks that blends growth and value investment styles. The stocks are chosen using a disciplined process that combines computer analysis with human judgment

The computer model identifies and ranks stocks based on financial strength, relative profit growth and the disparity between stock price and intrinsic worth. After the computer sifts through thousands of candidates, we select the most attractive stocks using the insights of our investment analysts. The fund's portfolio is constructed to have approximately the same sector weightings as the S&P 600.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was able to take advantage of a number of Internet-related IPOs that did very well immediately after going public. Of particular note were companies that help build the infrastructure of the Internet.

In addition, corporate buyouts figured prominently during the fiscal year. Due to vigorous competitive bidding, companies such as Wyman-Gordon, an aircraft supplier, and OmniQuip International, a machinery producer, were acquired at premiums ranging from double to triple their then prevailing stock prices.

Technology companies involved in semiconductor manufacturing such as Micrel and Dallas Semiconductor appreciated along with the improving global economic climate. Other technology stocks began to improve as investors envisioned a return to profitability when Y2K is finally behind them.

The strong U.S. economy has been a plus for advertiser-supported media companies such as Cox Radio Cl. A, which owns and operates radio stations, Catalina Marketing, which offers creative ways to deliver ad messages and promotional incentives directly to consumers, and Valassis Communications, which provides coupons and newspaper inserts primarily for the packaged goods industry. These companies are showing that there can still be a place for traditional print and broadcast media despite the new world of e-commerce.

The rebounding price of oil powered the energy sector to strong returns, exemplified by companies such as Barrett Resources, Devon Energy and Marine Drilling.

Even financial services figured prominently in the fund's strong performance. While rising interest rates were a negative for the group as a whole, Eaton Vance, a money management firm, and Legg Mason, a regional brokerage house, bucked industry trends and produced excellent returns.

Not every stock performed well. Negative investor sentiment towards managed care
providers    resulted    in    poor    performance    for    Universal

Health Services Cl. B, an owner and operator of acute care hospitals. Another poorly performing stock was Action Performance, which sells souvenirs and apparel connected to the auto racing industry, a market that has yet to convince investors that its popularity rivals professional baseball, football or basketball. Finally, the Internet proved itself to be anything but a sure thing. Beyond.com, which sells software on the Internet, was a weak performer due to heavy expenditures needed to build market share.

What is the fund's current strategy?

We have remained consistent in our disciplined focus on small-cap stocks, generally matching the S& P 600 Index in terms of sector weightings to manage risk. We try to keep sectors within plus or minus 100 basis points of the Index. Although our investment model is biased towards value versus growth as an investment style, we are able to participate in exciting new companies and technology through our IPO strategy. We believe that our portfolio contains very attractively priced securities with earnings growth rates often exceeding our benchmark.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined
Smallcap Stock Fund and the Standard & Poor's SmallCap 600 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                                                        Inception                                     From

                                                                          Date                 1 Year               Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                                       9/30/98             25.50%                 28.22%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS DISCIPLINED SMALLCAP STOCK FUND ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

October 31, 1999

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS--92.8%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.1%

Canandaigua Brands, Cl. A                                                                         4,200  (a)             254,100

CONSUMER CYCLICAL--12.0%

Alaska Air Group                                                                                  4,700  (a)             186,825

Ames Department Stores                                                                            4,800  (a)             152,100

AnnTaylor Stores                                                                                  4,000  (a)             170,250

Beyond.com                                                                                        7,900  (a)              73,075

La-Z-Boy                                                                                         14,300                  260,975

Luby's                                                                                           18,000                  213,750

Pacific Sunwear of California                                                                    10,500  (a)             316,969

ShopKo Stores                                                                                     8,800  (a)             220,550

Too                                                                                              12,000                  192,000

Tower Automotive                                                                                 13,700  (a)             223,481

Williams-Sonoma                                                                                   9,000  (a)             483,750

Zale                                                                                              8,000  (a)             335,000

                                                                                                                       2,828,725

CONSUMER STAPLES--1.9%

Hain Food Group                                                                                   7,500  (a)             187,969

Michael Foods                                                                                    10,400                  265,200

                                                                                                                         453,169

ENERGY--5.8%

Barrett Resources                                                                                 3,000  (a)             100,687

Devon Energy                                                                                      9,400                  365,425

ENSCO International                                                                              15,300                  296,438

Marine Drilling Cos.                                                                             16,200  (a)             262,237

New Jersey Resources                                                                              6,100                  248,194

Seitel                                                                                           11,700  (a)              92,869

                                                                                                                       1,365,850

HEALTH CARE--7.6%

CONMED                                                                                           12,400  (a)             309,225

ChiRex                                                                                            3,700  (a)             104,525

Cooper Cos.                                                                                       5,300                  132,500

IDEC Pharmaceuticals                                                                              2,000  (a)             232,375

Jones Pharma                                                                                      4,500                  139,500

King Pharmaceuticals                                                                              2,700  (a)              81,675

Ocular Sciences                                                                                   5,600  (a)             102,900

Owens & Minor                                                                                    10,700                  100,312

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Oxford Health Plans                                                                               4,600  (a)              54,338

Patterson Dental                                                                                 12,200  (a)             549,763

                                                                                                                       1,807,113

INTEREST SENSITIVE--13.5%

Allied Capital                                                                                   12,500                  250,781

Banknorth Group                                                                                  11,200                  378,350

Cullen/Frost Bankers                                                                             17,500                  505,312

Eaton Vance                                                                                       5,400                  184,613

Enhance Financial Services Group                                                                  7,600                  138,700

Financial Security Assurance Holdings                                                             5,300                  298,788

Hambrecht & Quist Group                                                                           5,500  (a)             271,562

Legg Mason                                                                                        9,600                  349,200

MONY Group                                                                                        8,100                  255,150

RenaissanceRe Holdings                                                                            6,100                  222,269

Webster Financial                                                                                11,700                  334,913

                                                                                                                       3,189,638

PRODUCER GOODS--11.0%

AK Steel Holding                                                                                 10,300                  178,319

Catalytica                                                                                       12,400  (a)             155,775

Expeditors International of Washington                                                           11,300                  422,337

Howmet International                                                                             11,900  (a)             175,525

MacDermid                                                                                         3,200                  108,400

Milacron                                                                                          9,800                  161,088

NCI Building Systems                                                                             11,600  (a)             183,425

Reliance Steel & Aluminum                                                                        14,600                  306,600

SPS Technologies                                                                                  4,300  (a)             133,300

Steel Technologies                                                                                6,200                   72,462

Terex                                                                                             5,800  (a)             153,338

Tredegar                                                                                          8,200                  179,887

Wausau-Mosinee Paper                                                                              9,400                  118,675

Wyman-Gordon                                                                                     12,200  (a)             240,187

                                                                                                                       2,589,318

SERVICES--16.3%

Acme Communications                                                                               7,200                  259,200

Armor Holdings                                                                                   14,600  (a)             141,438

Catalina Marketing                                                                                6,500  (a)             608,563

Citadel Communications                                                                            9,000  (a)             434,812


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Cox Radio, Cl. A                                                                                  5,400  (a)             378,000

Entercom Communications                                                                           4,500                  224,156

Martha Stewart Living Omnimedia, Cl. A                                                            1,800                   66,375

Ritchie Brothers Auctioneers                                                                      8,100  (a)             290,588

Sycamore Networks                                                                                 3,600                  774,000

Valassis Communications                                                                          12,100  (a)             520,300

Veritas DGC                                                                                       9,900  (a)             139,219

                                                                                                                       3,836,651

TECHNOLOGY--19.8%

Akamai Technologies                                                                               2,500                  362,969

Benchmark Electronics                                                                            11,900  (a)             190,400

CheckFree Holdings                                                                                6,200  (a)             231,725

CheckPoint Software Technologies                                                                  5,100  (a)             590,006

Concord Communications                                                                            3,700  (a)             192,169

Dallas Semiconductor                                                                              9,000                  529,875

Digital Insight                                                                                   1,100                   43,587

Documentum                                                                                        8,300  (a)             235,513

Lernout & Hauspie Speech Products                                                                 6,800  (a)             228,650

Micrel                                                                                           12,000  (a)             652,500

Novellus Systems                                                                                  3,900  (a)             302,250

Sanmina                                                                                           4,100  (a)             369,256

Sawtek                                                                                            6,200  (a)             254,200

Semtech                                                                                          12,500  (a)             478,906

                                                                                                                       4,662,006

UTILITIES--3.8%

Adelphia Business Solutions                                                                       4,300  (a)             122,012

Covad Communications Group                                                                        5,100                  244,800

NorthPoint Communications Group                                                                   3,400                   91,162

Sierra Pacific Resources                                                                          6,948                  156,330

TNP Enterprises                                                                                   7,000                  279,125

                                                                                                                         893,429

TOTAL COMMON STOCKS

   (cost $18,384,538)                                                                                                 21,879,999

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--4.6%                                                                 Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.75%, 11/18/1999                                                                            106,000                  105,789

   4.88%, 11/26/1999                                                                             53,000                   52,843

   4.50%, 12/9/1999                                                                             825,000                  821,147

   4.67%, 12/16/1999                                                                            101,000                  100,448

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,080,075)                                                                                                   1,080,227
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $19,464,613)                                                              97.4%               22,960,226

CASH AND RECEIVABLES (NET)                                                                         2.6%                  622,073

NET ASSETS                                                                                       100.0%               23,582,299

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                               Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  19,464,613  22,960,226

Cash                                                                    204,114

Receivable for investment securities sold                               503,630

Dividends receivable                                                      6,197

                                                                     23,674,167
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            26,779

Due to Distributor                                                           89

Payable for investment securities purchased                              65,000

                                                                         91,868
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,582,299
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      20,086,686

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                             3,495,613
------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,582,299
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       1,438,726

NET ASSET VALUE, offering and redemption price per share--Note 2(c)($)    16.39

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         102,194

Interest                                                                43,902

TOTAL INCOME                                                           146,096

EXPENSES:

Management fee--Note 2(a)                                              194,972

Distribution fees--Note 2(b)                                            38,994

Loan commitment fees--Note 4                                                22

TOTAL EXPENSES                                                         233,988

INVESTMENT (LOSS)                                                     (87,892)
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 80,509

Net unrealized appreciation (depreciation) on investments            3,209,491

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,290,000

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,202,108

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended October 31,
                                                    ----------------------------

                                                     1999              1998(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (87,892)              (1,216)

Net realized gain (loss) on investments            80,509             (49,296)

Net unrealized appreciation (depreciation)

   on investments                               3,209,491             286,122

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    3,202,108             235,610
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  25,188,670           5,193,055

Cost of shares redeemed                      (10,237,144)                 --

INCREASE (DECREASE) IN NET ASSETS

   FROM CAPITAL STOCK TRANSACTIONS             14,951,526           5,193,055

TOTAL INCREASE (DECREASE) IN NET ASSETS        18,153,634           5,428,665
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,428,665                 --

END OF PERIOD                                  23,582,299            5,428,665
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,691,393              415,726

Shares redeemed                                 (668,393)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,023,000              415,726

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                          Year Ended October 31,
                                                        -----------------------

                                                           1999         1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        13.06          12.50

Investment Operations:

Investment income (loss)--net                                (.09)(b)      --

Net realized and unrealized

   gain (loss) on investments                                3.42            .56

Total from Investment Operations                             3.33            .56

Net asset value, end of period                              16.39          13.06
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                            25.50           4.48(c)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.50            .13(c)

Ratio of net investment (loss)

   to average net assets                                     (.56)          (.02)(c)

Portfolio Turnover Rate                                     76.14           2.58(c)
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      23,582           5,429

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C.)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Smallcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor' s SmallCap 600((reg.tm) ) Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank") which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1999, there were no open financial futures contracts.


(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 1999, the fund increased accumulated undistributed investment income-net by $87,892 and decreased accumulated net realized gain (loss) on investments by $31,213 and decreased paid-in capital by $56,679. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses,
fees    and    expenses    of    non-interested     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank, the Manager or Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 1999, the fund was charged $38,994 pursuant to the Plan.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's Exchange privilege.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $24,868,734 and $11,226,601, respectively.

At  October 31, 1999, accumulated net unrealized appreciation on investments was
$3,495,613,   consisting   of   $4,676,593  gross  unrealized  appreciation  and
$1,180,980 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Smallcap Stock Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 1999 and for the period from September 30, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Smallcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the periods noted above, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



                                                           For More Information

                        Dreyfus Disciplined Smallcap Stock Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  041AR9910

Dreyfus Premier

Small Cap

Value Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                            26   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                           Small Cap Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Small Cap Value Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, William P. Rydell.

While the past year was rewarding for many equity investors, small-cap stocks did not fare as well as other market sectors. When the reporting period began, the U.S. stock market had just completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, and investors became concerned that inflationary pressures might re-emerge. As a result, the Federal Reserve Board raised short-term interest rates twice during the summer in an effort to forestall a reacceleration of inflation in a fast-growing economy. In this environment, equity investors once again preferred the relative predictability of earnings from large-cap companies.

Despite a brief rally in April and May, small-cap stocks generally failed to keep pace with their large-cap counterparts. However, some small-cap technology stocks that were subject to heightened investor speculation were exceptions to
this    trend.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Small Cap Value Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

William P. Rydell, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund's Class A, B, C and R shares produced total returns of 2.01%, 1.25%, 1.34% and 2.26%, respectively.(1) In contrast, the Russell 2000 Value Index, which serves as the fund's benchmark, produced a total return of 0.72%, while the Russell 2000 Index, which includes growth as well as value small-cap stocks, provided a total return of 14.87% for the 12 month reporting period.(2)

The fund outperformed the Russell 2000 Value Index due to strong stock selection. However, as an investment category, value stocks did not perform as well as growth, nor did small-cap stocks generally perform as well as large-cap companies.

Because of their low prices, many small-cap companies merged or were acquired during the last year. Indeed, the fund benefited from corporate buyouts, mainly by large-cap companies looking to expand in a particular market niche. Typically, when a portfolio holding was acquired, the buyer would pay a large premium, thus generating a gain for the fund.

What is the fund's investment approach?

The fund uses a disciplined investment process that combines fundamental valuation with a computer model that searches for under- valued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. Our stock evaluation process uses 14 different characteristics -- including changes in earnings estimates and changes in price-to-earnings ratios -- to identify value among individual stocks.

Rather than using broad economic or market trends, we select stocks on a company-by-company basis. To ensure ample diversification, we allocate the
portfolio'  s   assets   among   industries   and  economic  sectors   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

in similar proportions as the Russell 2000 Value Index. We generally stay industry-neutral to prevent the fund from being adversely affected if a particular industry or sector is out of favor during an investment period. By maintaining such a neutral stance, stock selection drives the fund' s performance.

What other factors influenced the fund's performance?

During most of the 12-month reporting period, investors were jittery about the economic environment, causing them to favor large household name stocks. Last November, the Asian economic crisis was still causing concerns about a worldwide recession and deflation, which is why the Federal Reserve Board lowered interest rates three times in rapid succession. It wasn't until April 1999 that small-cap value stocks began to perform moderately well when it appeared that economic growth was accelerating and investor concerns over deflation were waning.

By late spring, however, the U.S. economy appeared in danger of overheating. Energy prices soared and investors began to worry about inflation, causing the Fed to raise interest rates in June and August. Rising interest rates and an upward spike in the Consumer Price Index created new worries for investors. Homebuilders and financial services stocks were weak for most of the reporting period, although banks got a boost when Congress voted to repeal the 60-year old Glass-Steagall Act, which had limited banks from offering certain stock brokerage and insurance products to the public. In contrast, energy stocks performed well as oil prices doubled, while many technology companies, such as economically cyclical semiconductor manufacturers, benefited from the improving global economy.

What is the fund's current strategy?

Our investment model continues to focus on companies that offer strong dividend yield, are likely to produce positive earnings surprises and are able to show positive "economic value added." Dividend yield is defined as a company's dividend divided by its stock price, and a high dividend yield provides income
to    shareholders    and    can    make    the    stock

price less volatile. A positive earnings surprise is a profit report that beats the expectations of Wall Street analysts. And economic value added means that a company's profits exceed its cost of capital. We consider companies that exhibit
any    or    all    of    these    attributes    as    very    desirable.

Examples of current holdings that fit the fund's strategy include Calpine, an electric utility that specializes in geothermal sources of power; Roadway Express, a very profitable trucking company; and Patterson Dental, a provider of dental products to dental practices which has produced positive earnings surprises in the past.

One of the fund' s best-performing sectors during the period was technology, which made up about 9% of the Russell 2000 Value Index as of October 31, 1999. We continue to emphasize companies that we believe have strong earnings growth and intrinsic value, such as Check Point Software Technologies, which provides Internet software for corporations, and CTS Corp., a semiconductor company serving the various computer equipment markets.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. TOTAL RETURN DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: THE FRANK RUSSELL COMPANY -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP VALUE STOCK PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Cap Value Fund, Class A shares, Class B shares, Class C shares and Class R shares and the Russell 2000 Value Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER SMALL CAP VALUE FUND ON 4/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 VALUE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LESS THAN AVERAGE GROWTH ORIENTATION. COMPANIES WITHIN THE RUSSELL 2000 VALUE INDEX GENERALLY HAVE LOW PRICE-TO-BOOK AND PRICE-EARNINGS RATIOS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE RUSSELL 2000 VALUE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                   Inception                                                        From

                                                     Date                           1 Year                        Inception
------------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                           4/1/98                          (3.87)%                      (12.82)%
WITHOUT SALES CHARGE                                4/1/98                           2.01%                        (9.53)%

Class B Shares
WITH REDEMPTION((+))                                4/1/98                          (2.75)%                      (12.45)%
WITHOUT REDEMPTION                                  4/1/98                           1.25%                       (10.17)%

Class C Shares
WITH REDEMPTION((+)(+))                             4/1/98                           0.34%                       (10.12)%
WITHOUT REDEMPTION                                  4/1/98                           1.34%                       (10.12)%

Class R Shares                                      4/1/98                           2.26%                        (9.28)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 1999

COMMON STOCKS--96.3%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.0%

Coors (Adolph), Cl. B                                                                               400                   22,200

Universal                                                                                         2,000                   47,000

                                                                                                                          69,200

CHEMICALS--3.7%

Alltrista                                                                                           700  (a)              16,056

AptarGroup                                                                                          500                   13,438

Cytec Industries                                                                                  1,000  (a)              25,813

Gencorp                                                                                           3,300                   37,538

Geon                                                                                                800                   21,000

Grace (W.R.)                                                                                      2,500  (a)              37,344

H.B. Fuller                                                                                         400                   21,900

Omnova Solution                                                                                   3,300  (a)              23,100

Spartech                                                                                          1,700                   48,663

                                                                                                                         244,852

CONSUMER CYCLICAL--11.0%

Alaska Air Group                                                                                  1,400  (a)              55,650

American Eagle Outfiitters                                                                          600  (a)              25,687

Arvin Industries                                                                                  1,500                   42,750

BJ's Wholesale Club                                                                               1,300  (a)              40,056

Borg-Warner Automotive                                                                            1,600                   63,200

Buckle                                                                                            1,000  (a)              16,500

Department 56                                                                                       900  (a)              17,100

Ethan Allen Interiors                                                                             2,400                   85,350

Forward Air                                                                                         800  (a)              23,550

Fossil                                                                                            1,500  (a)              41,438

Furniture Brands International                                                                    1,900  (a)              36,812

IHOP                                                                                                900  (a)              16,256

Kellwood                                                                                          2,200                   38,912

Rent-Way                                                                                          1,700  (a)              28,262

Ross Stores                                                                                       2,900                   59,812

Ryan's Family Steak House                                                                         7,400  (a)              77,469

Zale                                                                                              1,300  (a)              54,437

                                                                                                                         723,241

CONSUMER STAPLES--2.5%

Corn Products International                                                                         900                   29,306

J & J Snack Foods                                                                                 1,100  (a)              21,175

Libbey                                                                                              600                   15,900



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

Performance Food Group                                                                            1,100  (a)              29,838

Riviana Foods                                                                                     2,500                   46,875

Universal Foods                                                                                   1,000                   19,125

                                                                                                                         162,219

ENERGY--9.5%

Atmos Energy                                                                                      1,800                   40,837

Berry Petroleum                                                                                   1,500                   18,750

California Water Service Group                                                                    1,000                   29,000

Energen                                                                                           2,600                   48,100

Equitable Resources                                                                                 800                   29,200

Helmerich & Payne                                                                                 4,500                  107,156

Mitchell Energy & Development, Cl. A                                                              1,400                   33,425

Northwestern                                                                                        800                   18,250

ONEOK                                                                                             1,300                   37,944

Southwestern Energy                                                                               2,700                   21,600

Swift Energy                                                                                      1,800  (a)              18,675

Tesoro Petroleum                                                                                  3,400  (a)              41,225

Valero Energy                                                                                       800                   14,700

Varco International                                                                               2,000  (a)              21,125

WICOR                                                                                             1,000                   29,750

Washington Gas Light                                                                              4,300                  116,906

                                                                                                                         626,643

HEALTH CARE--3.6%

ALPHARMA, CL. A                                                                                     600                   21,112

Bindley Western Industries                                                                        1,500                   18,844

Datascope                                                                                           900  (a)              32,400

Hanger Orthopedic Group                                                                           2,000  (a)              24,625

IDEC Pharmaceuticals                                                                                200  (a)              23,237

Ocular Sciences                                                                                   1,850  (a)              33,994

Patterson Dental                                                                                    700  (a)              31,544

Roberts Pharmaceutical                                                                            1,300  (a)              41,925

TLC The Laser Center                                                                                600  (a)              10,425

                                                                                                                         238,106

INTEREST SENSITIVE--22.4%

BSB Bancorp                                                                                       1,100                   24,268

BancorpSouth                                                                                      2,100                   36,487

Banknorth Group                                                                                   1,600                   54,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Bradley Real Estate                                                                               1,700                   28,475

CVB Financial                                                                                     2,160                   55,620

Capital Re                                                                                        1,600                   22,600

Chittenden                                                                                          800                   24,700

City National                                                                                       900                   34,875

Corus Bankshares                                                                                  1,000                   27,437

Cullen/Frost Bankers                                                                              3,800                  109,725

Dain Rauscher                                                                                       400                   21,475

Doral Financial                                                                                   2,400                   30,750

Downey Financial                                                                                  2,100                   46,462

E.W. Blanch Holdings                                                                                300                   19,425

Eaton Vance                                                                                       1,500                   51,281

Fidelity National Financial                                                                         800                   12,550

Financial Security Assurance Holdings                                                             1,300                   73,287

First American Financial                                                                          1,000                   14,812

First Citizens BancShares                                                                           100                    7,600

Foremost Corp. of America                                                                         1,100                   31,075

Gallagher (Arthur J.)                                                                             1,000                   51,750

Harbor Florida Bancshares                                                                         1,400                   17,588

Harleysville Group                                                                                1,800                   30,713

Health Care REIT                                                                                  1,400                   25,025

MAF Bancorp                                                                                       2,100                   45,281

MONY Group                                                                                        1,400                   44,100

Medical Assurance                                                                                   900  (a)              21,037

North Fork Bancorp                                                                                2,300                   47,581

PartnerRe                                                                                         1,000                   31,187

Peoples Heritage Financial Group                                                                  2,900                   55,100

Presidential Life                                                                                 2,500                   45,937

Professionals Group                                                                               1,300  (a)              31,281

Protective Life                                                                                     900                   32,569

Queens County Bancorp                                                                               900                   28,294

Radian Group                                                                                      1,326                   70,030

UICI                                                                                                700  (a)              18,550

Washington Federal                                                                                1,290                   29,428

Webster Financial                                                                                 1,700                   48,662

Westamerica Bancorp                                                                               2,100                   72,319

                                                                                                                       1,473,386



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MINING & METALS--3.2%

AK Steel Holding                                                                                  2,500                   43,281

Ball                                                                                              1,300                   52,406

Cleveland-Cliffs                                                                                  1,000                   29,875

Commercial Metals                                                                                 1,700                   55,463

Reliance Steel & Aluminum                                                                         1,450                   30,450

                                                                                                                         211,475

PRODUCER GOODS--21.0%

Alexander & Baldwin                                                                               1,100                   26,400

BRE Properties, CL. A                                                                               800                   18,150

Belden                                                                                            1,500                   27,562

Cabot Industrial Trust                                                                            1,700                   34,000

Catellus Development                                                                              2,000  (a)              23,500

Crane                                                                                               900                   18,394

D.R. Horton                                                                                       5,600                   66,150

Franchise Finance Corp. of America                                                                2,600                   56,550

Gables Residential Trust                                                                          1,100                   26,606

Glatfelter (P.H.)                                                                                 1,700                   24,863

IDEX                                                                                              2,100                   51,713

Integrated Electrical Services                                                                    1,600  (a)              17,400

JLG Industries                                                                                    1,900                   24,344

Kaydon                                                                                            1,000                   24,813

Lincoln Electric Holdings                                                                         4,200                   93,975

M.D.C. Holdings                                                                                   1,900                   29,688

Milacron                                                                                          1,000                   16,438

Nationwide Heath Properties                                                                       2,400                   39,750

Precision Castparts                                                                                 600                   17,700

Pulte                                                                                             5,000                  100,625

Reckson Associates Realty                                                                         1,900                   35,150

Roadway Express                                                                                   2,100                   43,838

SEACOR SMIT                                                                                         600  (a)              27,450

SPS Technologies                                                                                  1,500  (a)              46,500

Southdown                                                                                           800                   38,650

Steel Technologies                                                                                1,600                   18,700

Tecumseh Products, Cl. A                                                                            700                   33,556

Terex                                                                                             1,500  (a)              39,656

Texas Industries                                                                                    700                   25,069

Thomas Industries                                                                                 2,400                   42,900

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINEUD)

Toll Brothers                                                                                     1,600  (a)              28,000

Trinity Industries                                                                                1,100                   32,794

USFreightways                                                                                     1,500                   67,969

U.S. Home                                                                                         2,500  (a)              70,000

Universal Forest Products                                                                         1,800                   26,100

Webb (Del)                                                                                        3,100                   68,394

                                                                                                                       1,383,347

SERVICES--4.9%

Banta                                                                                               800                   18,100

Building One Services                                                                             1,300  (a)              14,463

CDI                                                                                                 800  (a)              21,200

CIBER                                                                                             1,300  (a)              21,206

Consolidated Graphics                                                                               900  (a)              18,000

Franklin Covey                                                                                    1,500  (a)              12,094

Gaylord Entertainment                                                                               700                   22,794

Harman International Industries                                                                     500                   20,438

Interim Services                                                                                  1,400  (a)              23,013

King World Productions                                                                            1,700  (a)              65,875

Navigant Consulting                                                                                 500  (a)              14,281

True North Communications                                                                           900                   36,281

Wallace Computer Services                                                                         1,600                   35,400

                                                                                                                         323,145

TECHNOLOGY--9.0%

AVT                                                                                                 800  (a)              26,800

Apex                                                                                              1,100  (a)              18,700

CTS                                                                                                 700                   39,594

Catapult Communications                                                                           1,100  (a)              17,463

Check Point Software Technologies                                                                   400  (a)              46,275

Cypress Semiconductor                                                                               900  (a)              23,006

ESS Technology                                                                                    1,700  (a)              22,419

Hadco                                                                                               600  (a)              22,050

Kimball International                                                                             1,300                   20,800

Kronos                                                                                              600  (a)              26,925

Kulicke & Soffa Industries                                                                          900  (a)              26,494

L-3 Communications Holding                                                                          700  (a)              29,531

Pioneer-Standard Electronics                                                                      1,300                   16,981

Pittway, CL. A                                                                                    1,100                   36,300



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Plantronics                                                                                         300  (a)              17,569

Progress Software                                                                                   600  (a)              20,100

RadiSys                                                                                             600  (a)              31,800

Rogers                                                                                              600  (a)              21,750

SCM Microsystems                                                                                    300  (a)              14,175

Semtech                                                                                             900  (a)              34,481

Tekelec                                                                                           1,100  (a)              13,956

ThermoQuest                                                                                       2,000  (a)              21,000

TranSwitch                                                                                          950  (a)              44,709

                                                                                                                         592,878

UTILITIES--4.5%

Calpine                                                                                             800  (a)              46,100

Cleco                                                                                             1,000                   33,125

Conectiv                                                                                          1,500                   29,251

Idacorp                                                                                             900                   27,169

NSTAR                                                                                             1,900                   72,319

Pacific Gateway Exchange                                                                          1,000  (a)              22,750

Public Service Company of New Mexico                                                              3,000                   53,625

RGS Energy Group                                                                                    500                   12,469

                                                                                                                         296,808

TOTAL COMMON STOCKS

   (cost $6,818,365)                                                                                                   6,345,300
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.1%                                                                 Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.40%, 11/4/1999                                                                              29,000                   28,989

   4.40%, 11/12/99                                                                                9,000                    8,988

   4.42%, 12/9/99                                                                                38,000                   37,822

TOTAL SHORT-TERM INVESTMENTS

   (cost $75,793)                                                                                                         75,799
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,894,158)                                                               97.4%                6,421,099

CASH AND RECEIVABLES (NET)                                                                         2.6%                  169,627

NET ASSETS                                                                                       100.0%                6,590,726

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                              Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,894,158    6,421,099

Cash                                                                    115,641

Receivable for shares of Capital Stock subscribed                        59,470

Dividends receivable                                                      7,499

                                                                      6,603,709
------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             8,632

Due to Distributor                                                          234

Payable for shares of Capital Stock redeemed                              4,117

                                                                         12,983
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,590,726
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,389,110

Accumulated net realized gain (loss) on investments                   (325,325)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                             (473,059)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       6,590,726


NET ASSET VALUE PER SHARE

                                                           Class A               Class B              Class C           Class R
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            4,431,502              990,260              659,643            509,321

Shares Outstanding                                          416,818              93,921                62,551             47,805
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                10.63                10.54                 10.55              10.65

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $14 foreign taxes withheld at source)            82,589

Interest                                                                 6,671

TOTAL INCOME                                                            89,260

EXPENSES:

Management fee--Note 2(a)                                               68,883

Distribution and service plan fees--Note 2(b)                           23,918

Loan commitment fees--Note 4                                                11

TOTAL EXPENSES                                                          92,812

INVESTMENT (LOSS)                                                       (3,552)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (208,895)

Net unrealized appreciation (depreciation) on investments              278,088

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  69,193

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    65,641

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               --------------------------------

                                                     1999               1998(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     (3,552)                7,466

Net realized gain (loss) on investments         (208,895)             (116,430)

Net unrealized appreciation (depreciation)
   on investments                                278,088              (751,147)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      65,641              (860,111)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (9,456)                   --

Class R shares                                    (2,327)                   --

TOTAL DIVIDENDS                                  (11,783)                   --
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,354,136            3,776,717

Class B shares                                    575,937              757,342

Class C shares                                    173,901              711,811

Class R shares                                    405,000              501,500

Dividends reinvested:

Class A shares                                      9,165                   --

Class R shares                                      2,327                   --

Cost of shares redeemed:

Class A shares                                   (139,346)             (18,415)

Class B shares                                   (230,496)             (19,532)

Class C shares                                   (135,853)                (196)

Class R shares                                   (327,019)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   1,687,752             5,709,227

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,741,610             4,849,116
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,849,116                   --

END OF PERIOD                                   6,590,726            4,849,116

Undistributed investment income--net                   --                7,466

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended October 31,
                                               --------------------------------

                                                     1999              1998(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       125,449              304,913

Shares issued for dividends reinvested                843                   --

Shares redeemed                                   (12,631)              (1,756)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     113,661              303,157
-------------------------------------------------------------------------------

CLASS B

Shares sold                                        54,531               63,366

Shares redeemed                                  (22,016)              (1,960)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      32,515               61,406
------------------------------------------------------------------------------

CLASS C

Shares sold                                        15,787               59,648

Shares redeemed                                   (12,867)                 (17)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,920               59,631
-------------------------------------------------------------------------------

CLASS R

Shares sold                                        36,359               40,126

Shares issued for dividends reinvested                214                   --

Shares redeemed                                   (28,894)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,679               40,126

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal period indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                           Class A Shares             Class B Shares
                                                                       ----------------------------------------------------

                                                                        Year Ended October 31,     Year Ended October 31,
                                                                       ----------------------------------------------------

                                                                       1999         1998(a)          1999         1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                                          10.45         12.50            10.41          12.50

Investment Operations:

Investment income (loss)--net                                           .01(b)        .03             (.07)(b)       (.02)

Net realized and unrealized gain
   (loss) on investments                                                .20         (2.08)             .20          (2.07)

Total from Investment Operations                                        .21         (2.05)             .13          (2.09)

Distributions:

Dividends from investment
   income--net                                                        (.03)            --               --            --

Net asset value, end of period                                       10.63          10.45            10.54         10.41
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                   2.01         (16.40)(d)         1.25        (16.72)(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                                         1.50           .88(d)           2.25         1.32(d)

Ratio of net investment income
   (loss) to average net assets                                        .12           .24(d)           (.63)        (.20)(d)

Portfolio Turnover Rate                                              53.87         19.72(d)          53.87        19.72(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                                       4,432         3,169              990           639

(A)  FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                      Class C Shares                Class R Shares
                                                                   ----------------------------------------------------------

                                                                   Year Ended October 31,      Year Ended October 31,
                                                                   ----------------------------------------------------------

                                                                   1999            1998(a)          1999            1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                                      10.41            12.50           10.47             12.50

Investment Operations:

Investment income (loss)--net                                      (.07)(b)         (.02)            .04(b)            .04

Net realized and unrealized gain
   (loss) on investments                                            .21            (2.07)            .20             (2.07)

Total from Investment Operations                                    .14            (2.09)            .24             (2.03)

Distributions:

Dividends from investment
   income--net                                                      --               --             (.06)              --

Net asset value, end of period                                   10.55            10.41            10.65             10.47
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  1.34(c)        (16.72)(c,d)       2.26            (16.24)(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                                     2.25            1.32(d)           1.25               .73(d)

Ratio of net investment income
   (loss) to average net assets                                   (.63)           (.19)(d)           .36               .38(d)

Portfolio Turnover Rate                                          53.87           19.72 (d)         53.87             19.72(d)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ X 1,000)                                                     660            621               509                420

(A)  FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to provide investors with total investment returns that consistently outperform the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ) which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and bear a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

As  of  October 31, 1999, MBC Investment Corp., an indirect subsidiary of Mellon
Financial Corporation, held the following shares:

 Class A                       280,799                       Class C                        40,000

 Class B                        40,000                       Class R                        40,214


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from
changes     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $313,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $116,000 carryover expires in fiscal 2006 and $197,000 expires in fiscal 2007.

During the period ended October 31, 1999, the fund increased accumulated investment income net by $7,869 and decreased paid-in capital by that amount. Net assets were not affected by this reclassification.


NOTE 2--Investment Management Fee and Other Transactions  With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fee). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $8,702, $6,783 and $4,629, respectively, pursuant to the Plan and Class B and Class C shares were charged $2,261 and $1,543, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan or service plan.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $34 during the period ended October 31, 1999 from commissions earned on sales of the fund's shares.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $4,949,672 and $2,883,243, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $473,059, consisting of $408,510 gross unrealized appreciation and $881,569 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.


                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Cap Value Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 1999 and for the period from April 1, 1998 (commencement of operations) to October 31, 1998. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Cap Value Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the periods noted above, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



NOTES

                                                           For More Information

                        Dreyfus Premier Small Cap Value Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              148/158AR9910



Dreyfus Premier

Tax Managed

Growth Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23Independent    Auditors    Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                        Tax Managed Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Tax Managed Growth Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund' s
sub-investment    adviser.

Despite a relatively weak third quarter of 1999 for the U.S. stock market, the past year has been rewarding for most equity investors overall. When the reporting period began, most sectors of the U.S. stock market had completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported continued strength in the stock market through the spring.

In the summer of 1999, however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined. By the end of the 12-month reporting period, major stock indices had fallen from the record highs reached during the summer, although stock prices generally were still higher than they were one year earlier.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus   Premier  Tax  Managed  Growth  Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund's total return was 19.64% for Class A shares, 18.81% for Class B shares, 18.74% for Class C shares, and 19.40% for Class T shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 25.66%.(2)

We attribute the fund's relative performance to the narrow base of stocks that supported the S& P 500 Index' s rise. Much of the Index's advance during the period was driven by strong performance among a relative handful of technology-related stocks. Since the Index is more heavily weighted toward such companies than the fund, the Index produced higher returns than the fund.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner particularly well suited to the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit. We buy and sell relatively few stocks during the course of the year, in seeking to minimize investors'  tax  liabilities  and  reduce  the  fund's trading costs. During the
12-month    reporting     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

period, the fund maintained a portfolio turnover rate of 1.26%, well within our goal of an annual portfolio turnover rate below 15% during normal market conditions.

What other factors influenced the fund's performance?

As we mentioned earlier, most of the benchmark's strong rise was driven by the performance of an extremely narrow group of technology-related companies. During the first nine months of 1999, only 11 stocks in the S&P 500 Index accounted for all of the Index' s return. While the fund benefited from owning significant positions in a few of these stocks -- such as technology leaders Intel, Microsoft and Cisco Systems -- our performance relative to our benchmark suffered because we held fewer of these stocks than the S&P 500 Index.

A wide range of global, domestic and company-specific issues also affected the fund' s performance. During the first half of the period, global economic difficulties and weak consumer spending in many foreign markets created challenging conditions for multinational consumer products companies. During the second half of the period, rising interest rates took a toll on interest-rate-sensitive sectors, such as financials and health care. Stocks of many health care and pharmaceutical companies suffered additionally during the period due to concerns over expiring drug patents and new U.S. limits on Medicare reimbursements. Since we allocated more of the fund's assets to health care, consumer staples and financials than other sectors, these conditions hurt the fund's overall performance.

What is the fund's current strategy?

Much of the fund' s performance results from our sector selection process, an analysis designed to identify industries likely to enjoy long-term growth. During the reporting period, this process led us to maintain the fund's emphasis on health care, consumer staple and financial industries, and to de-emphasize commodities and basic industries. Our investment discipline also led us away from technology companies with stock prices higher than we judged to be warranted by their financial strength and growth rates.


While our emphasis on health care and consumer staple stocks constrained the fund' s ability to keep pace with the S&P 500 Index due to the factors described above, many individual holdings in these sectors performed well. The fund's top performers included pharmaceutical companies Johnson & Johnson and Bristol-Myers Squibb, and consumer product companies Wal-Mart Stores and Colgate Palmolive. Furthermore, despite the challenging interest-rate environment and weakness in the overall financial sector, our individual holdings of financial stocks boosted the fund' s performance relative to the S&P 500 Index, as did our underweighting of the troubled commodities and basic industry sectors.

As of October 31, 1999, the long-term economic trends that have led us to emphasize health care, financials and consumer staples appeared to us to remain in place. Specifically, the U.S. economy has continued to perform well. Despite rising interest rates, inflation remained low while consumer confidence remained high -- and the global economy demonstrated continuing signs of improvement. As a result, we have seen little reason to alter our asset allocation strategy. Nor have we observed changes in company fundamentals that might lead us to make significant changes among our individual holdings.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Tax Managed Growth Fund Class A shares, Class B shares, Class C shares and Class T shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER TAX MANAGED GROWTH FUND ON 11/4/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/97 IS USED AS THE BEGINNING VALUE ON 11/4/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                                                      Inception                          From

                                                                                         Date            1 Year        Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                                                              11/4/97           12.76%          15.57%
WITHOUT SALES CHARGE                                                                   11/4/97           19.64%          19.05%

Class B Shares
WITH REDEMPTION ((+))                                                                  11/4/97           14.81%          16.47%
WITHOUT REDEMPTION                                                                     11/4/97           18.81%          18.18%

Class C Shares
WITH REDEMPTION ((+)(+))                                                               11/4/97           17.74%          18.15%
WITHOUT REDEMPTION                                                                     11/4/97           18.74%          18.15%

Class T Shares
WITH SALES CHARGE (4.5%)                                                               11/4/97           14.06%          16.06%
WITHOUT SALES CHARGE                                                                   11/4/97           19.40%          18.78%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(  (+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%
AND IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 1999

COMMON STOCKS--96.4%                                                                            Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--4.1%

DailmerChrysler                                                                                  55,175                4,289,856

Ford Motor                                                                                      160,000                8,780,000

General Motors                                                                                   15,000                1,053,750

                                                                                                                      14,123,606

BANKING--6.0%

BankAmerica                                                                                      78,948                5,082,278

Chase Manhattan                                                                                 100,000                8,737,500

SunTrust Banks                                                                                   95,000                6,952,812

                                                                                                                      20,772,590

CAPITAL GOODS--8.2%

AlliedSignal                                                                                     85,000                4,839,687

Boeing                                                                                           25,000                1,151,563

Emerson Electric                                                                                 70,000                4,204,375

General Electric                                                                                105,000               14,234,062

Rockwell International                                                                           80,000                3,875,000

                                                                                                                      28,304,687

COMMUNICATIONS--4.8%

Bell Atlantic                                                                                    35,000                2,272,812

BellSouth                                                                                       150,000                6,750,000

SBC Communications                                                                              146,320                7,453,175

                                                                                                                      16,475,987

COMPUTERS--9.6%

Cisco Systems                                                                                   120,000  (a)           8,880,000

Hewlett-Packard                                                                                  70,000                5,184,375

International Business Machines                                                                  75,000                7,378,125

Microsoft                                                                                       125,000  (a)          11,570,312

                                                                                                                      33,012,812

ELECTRONICS--6.2%

Conexant Systems                                                                                 27,500  (a)           2,567,812

Intel                                                                                           245,000               18,972,188

                                                                                                                      21,540,000

ENERGY--5.7%

BP Amoco, A.D.S.                                                                                130,000                7,507,500

Chevron                                                                                          40,000                3,652,500

Exxon                                                                                            55,000                4,073,438

Mobil                                                                                            40,000                3,860,000

Royal Dutch Petroleum, A.D.R.                                                                    12,000                  719,250

                                                                                                                      19,812,688



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC.--10.1%

American Express                                                                                 40,000                6,160,000

Associates First Capital, Cl. A                                                                 130,166                4,751,059

Citigroup                                                                                       190,000               10,283,750

Federal National Mortgage Association                                                           130,000                9,197,500

Goldman Sachs Group                                                                              30,000                2,130,000

Merrill Lynch                                                                                    30,000                2,355,000

                                                                                                                      34,877,309

FOOD & DRUGS--1.6%

Walgreen                                                                                        225,000                5,667,188

FOOD, BEVERAGE & TOBACCO--6.3%

Coca-Cola                                                                                       175,000               10,325,000

PepsiCo                                                                                         185,000                6,417,187

Philip Morris Cos.                                                                              200,000                5,037,500

                                                                                                                      21,779,687

HEALTH CARE--16.8%

Abbott Laboratories                                                                             140,000                5,652,500

American Home Products                                                                          100,000                5,225,000

Bristol-Myers Squibb                                                                            100,000                7,681,250

Johnson & Johnson                                                                               100,000               10,475,000

Merck                                                                                           145,000               11,536,563

Pfizer                                                                                          440,000               17,380,000

                                                                                                                      57,950,313

INSURANCE--3.4%

Berkshire Hathaway, Cl. A                                                                            79  (a)           5,048,100

Berkshire Hathaway, Cl. B                                                                            15  (a)              31,350

Marsh & McLennan                                                                                 85,000                6,720,312

                                                                                                                      11,799,762

MEDIA/ENTERTAINMENT--3.6%

Fox Entertainment Group, Cl. A                                                                  120,000  (a)           2,595,000

McDonald's                                                                                      120,000                4,950,000

Tricon Global Restaurants                                                                        12,500  (a)             502,344

Viacom, Cl. B                                                                                   100,000  (a)           4,475,000

                                                                                                                      12,522,344

PERSONAL CARE--5.3%

Colgate-Palmolive                                                                                90,000                5,445,000

Gillette                                                                                        125,000                4,523,438

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PERSONAL CARE (CONTINUED)

Procter & Gamble                                                                                 80,000                8,390,000

                                                                                                                      18,358,438

PUBLISHING--1.7%

McGraw-Hill Cos.                                                                                100,000                5,962,500

RETAIL--2.1%

Wal-Mart Stores                                                                                 130,000                7,369,375

TRANSPORTATION--.9%

Norfolk Southern                                                                                130,000                3,176,875

TOTAL COMMON STOCKS

   (cost $291,255,185)                                                                                               333,506,161
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.4%
-----------------------------------------------------------------------------------------------------------------------------------

PUBLISHING:

News A.D.S., Cum., $.4228

   (cost $1,391,500)                                                                             55,000                1,515,938
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.8%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.59%, 11/4/1999                                                                             622,000                  621,764

   4.43%, 11/12/1999                                                                          2,216,000                2,213,008

   4.62%, 11/18/1999                                                                            408,000                  407,188

   4.77%, 11/26/1999                                                                            844,000                  841,510

   4.49%, 12/9/1999                                                                             955,000                  950,540

   4.54%, 12/23/1999                                                                          4,616,000                4,586,504

TOTAL SHORT-TERM INVESTMENTS

(cost $9,619,251)                                                                                                      9,620,514
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $302,265,936)                                                             99.6%              344,642,613

CASH AND RECEIVABLES (NET)                                                                          .4%                1,486,292

NET ASSETS                                                                                       100.0%              346,128,905

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS..



STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           302,265,936   344,642,613

Cash                                                                  1,007,107

Receivable for shares of Capital Stock subscribed                       960,887

Dividends receivable                                                    426,255

                                                                    347,036,862
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           480,496

Due to Distributor                                                       47,724

Payable for shares of Capital Stock redeemed                            379,737

                                                                        907,957
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      346,128,905
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     303,987,778

Accumulated net realized gain (loss) on investments                   (235,550)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            42,376,677
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      346,128,905

NET ASSET VALUE PER SHARE

                                                           Class A           Class B          Class C           Class T
---------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           82,943,337       192,195,900       62,532,560         8,457,108

Shares Outstanding                                        4,693,365        11,026,539        3,589,418           480,553
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 17.67             17.43            17.42             17.60

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $29,255 foreign taxes withheld at source)     3,412,239

Interest                                                               342,651

TOTAL INCOME                                                         3,754,890

EXPENSES:

Management fee--Note 2(a)                                            2,759,427

Distribution and service plan fees--Note 2(b)                        2,007,036

Loan commitment fees--Note 4                                               474

TOTAL EXPENSES                                                       4,766,937

INVESTMENT (LOSS)                                                  (1,012,047)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (235,550)

Net unrealized appreciation (depreciation) on investments           35,117,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              34,882,056

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                33,870,009

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                               --------------------------------

                                                    1999               1998(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (1,012,047)             (33,398)

Net realized gain (loss) on investments         (235,550)                3,024

Net unrealized appreciation (depreciation)
   on investments                             35,117,606             7,259,071

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  33,870,009             7,228,697
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                       --                (7,111)

Class T shares                                       --                  (767)

TOTAL DIVIDENDS                                      --                (7,878)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 55,621,236           34,492,581

Class B shares                                115,526,681           73,204,923

Class C shares                                 42,487,916           22,099,641

Class T shares                                  3,980,373            4,773,293

Dividends reinvested:

Class A shares                                       --                    84

Class T shares                                       --                    22

Cost of shares redeemed:

Class A shares                               (11,628,031)          (6,539,758)

Class B shares                               (14,203,323)          (4,239,951)

Class C shares                                (6,908,718)          (1,717,671)

Class T shares                                (1,137,798)            (773,423)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                183,738,336           121,299,741

TOTAL INCREASE (DECREASE) IN NET ASSETS      217,608,345           128,520,560
------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          128,520,560                  --

END OF PERIOD                                346,128,905          128,520,560

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended October 31,
                                                    ---------------------------

                                                     1999               1998(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     3,316,225            2,507,883

Shares issued for dividends reinvested                --                    7

Shares redeemed                                 (682,806)            (447,944)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,633,419            2,059,946
-------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     6,940,466            5,230,565

Shares redeemed                                 (844,926)            (299,566)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   6,095,540            4,930,999
-------------------------------------------------------------------------------

CLASS C

Shares sold                                     2,553,452            1,569,748

Shares redeemed                                 (412,700)            (121,082)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,140,752            1,448,666
-------------------------------------------------------------------------------

CLASS T

Shares sold                                       243,702              358,322

Shares issued for dividends reinvested                --                    2

Shares redeemed                                  (68,513)             (52,960)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     175,189              305,364

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) DURING THE PERIOD ENDED OCTOBER 31, 1999, 23,432 CLASS B SHARES REPRESENTING $393,822 WERE AUTOMATICALLY CONVERTED TO 23,192 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal period indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------------

                                                          Class A Shares                             Class B Shares
                                                  ------------------------------------------------------------------------------

                                                      Year Ended October 31,                     Year Ended October 31,
                                                  ------------------------------------------------------------------------------

                                                      1999              1998(a)                  1999               1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         14.77               12.50                  14.67                 12.50

Investment Operations:

Investment income (loss)--net                          .09(b)              .05                   (.15)(b)              (.02)

Net realized and unrealized gain
   (loss) on investments                              2.81                2.23                   2.91                  2.19

Total from Investment Operations                      2.90                2.28                   2.76                  2.17

Distributions:

Dividends from investment
   income--net                                          --                (.01)                    --                    --

Net asset value, end of period                       17.67               14.77                  17.43                 14.67
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  19.64               18.26(d)               18.81                 17.36(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.35                1.34(d)                2.10                  2.09(d)

Ratio of net investment income
   (loss) to average net assets                        .15                 .52(d)                (.60)                 (.27)(d)

Portfolio Turnover Rate                               1.26                 .05(d)                1.26                   .05(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      82,943                30,428              192,196                  72,347

(A)  FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------

                                                           Class C Shares                              Class T Shares
                                                       ------------------------------------------------------------------------

                                                      Year Ended October 31,                      Year Ended October 31,
                                                      -------------------------------------------------------------------------

                                                      1999               1998(a)                  1999               1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         14.66                 12.50                 14.74                  12.50

Investment Operations:

Investment income (loss)--net                         (.14)(b)              (.02)                  .12(b)                 .03

Net realized and unrealized gain
   (loss) on investments                              2.90                  2.18                  2.74                   2.22

Total from Investment Operations                      2.76                  2.16                  2.86                   2.25

Distributions:

Dividends from investment
   income--net                                          --                   --                     --                   (.01)

Net asset value, end of period                       17.42                 14.66                  17.60                 14.74
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  18.74                 17.36(d)               19.40                 17.97(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         2.10                  2.09(d)                1.60                  1.59(d)

Ratio of net investment income
   (loss) to average net assets                       (.60)                 (.26)(d)               (.10)                  .25(d)

Portfolio Turnover Rate                               1.26                   .05(d)                1.26                   .05(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      62,533                  21,244                8,457                   4,501

(A)  FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge and bear a distribution and service fee. Class T shares are sold with a front-end sales charge and bear a distribution and service fee. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(C) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $236,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2007.

During the period ended October 31, 1999, the fund increased accumulated undistributed investment income-net by $1,012,047 and decreased paid-in capital by that amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transfer  With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses, of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $628 during the period ended October 31, 1999 from commissions earned on sales of the fund's shares.


(B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A may pay annually up to
 . 25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75%,
 . 75% and .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 1999, Class A, Class B, Class C and Class T shares were charged $154,858 $1,034,191, $327,221 and $18,481, respectively, pursuant to the Plan. During the period ended October 31, 1999, Class B, Class C and Class T shares were charged $344,730, $109,074 and $18,481, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $182,673,342 and $3,037,760, respectively.

At  October 31, 1999, accumulated net unrealized appreciation on investments was
$42,376,677,   consisting  of  $53,412,304  gross  unrealized  appreciation  and
$11,035,627 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Tax Managed Growth Fund of The Dreyfus/Laurel Funds, Inc. including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Tax Managed Growth Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999

                                                             The Fund


NOTES

                                                           For More Information

                        Dreyfus Premier Tax Managed Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Advisor

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Advisor

                        Fayez Sarofim & Co.

                        Two Houston Center

                        Suite 2907

                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              149/159AR9910


Dreyfus

Disciplined Intermediate

Bond Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited)

and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            24   Independent Auditor's Report

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Disciplined

                                                         Intermediate Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Intermediate Bond Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Dan Fasciano.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the
reporting    period.

Because inflation is more likely to rise in a strong economy, the overall bond market -- including U.S. Treasury securities -- declined during the first ten months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Disciplined Intermediate Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Dan Fasciano, Portfolio Manager

How did Dreyfus Disciplined Intermediate Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund's Investor shares produced a total return of -0.69% while its Restricted shares produced a total return of -0.37% .(1) In contrast, the Lehman Brothers Aggregate Bond Index, which serves as the fund's benchmark, produced a total return of 0.53% for the same period.(2) For the reporting period, the annual distribution rate per share was 5.82% for the fund's Investor shares and 6.07% for its Restricted shares.(3

The primary reason why the fund underperformed its benchmark was the portfolio's longer-than-average "duration," or greater-than-average sensitivity to changes in interest rates. In a period of rising interest rates, a longer duration portfolio generally will decline further in value than a portfolio with a shorter duration. Offsetting this negative factor was the fund's emphasis on " spread" sectors, such as corporate bonds and mortgage-backed securities, which offer a yield spread over U.S. Treasury bonds. For the most part, corporate bonds and mortgage-backed securities outperformed U.S. Treasury bonds during the reporting period.

What is the fund's investment approach?

We invest primarily in a mixture of U.S. government bonds, corporate bonds and mortgage-related securities, keeping the portfolio's average maturity between 3 and 10 years. Compared to U.S. Treasury securities, high-grade corporate bonds generally offer additional yield in return for some credit risk. Mortgage-backed securities offer additional yield spreads in exchange for the mortgage holders'
right    to    refinance    their    mortgages    at    any    time.

What other factors influenced the fund's performance?

The global economy shifted rather dramatically during the reporting period from an environment of recession and deflation to one of recovery and price stability.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Early in the fiscal period, the Federal Reserve Board completed the third of three interest-rate reductions to bolster the U.S. economy in the wake of a global credit crisis. We believed that our trading partners in Asia would not make a quick economic recovery. In addition, we believed that the U.S. economy was facing a slowdown in domestic consumer spending and that deflation was more of a threat than inflation.

Instead, the global financial crisis eased and the Asian economies, led by Japan, began to show signs of improvement. The U.S. consumer continued to spend, the price of oil more than doubled, and concerns about inflation returned. On June 30 and August 24, 1999, the Fed raised short-term rates a total of 0.50%. Meanwhile, the benchmark 30-year U.S. Treasury bond yield rose from 4.7% to 6.3% during the fiscal period. The strengthening global economy caused corporate bonds to outperform U.S. Treasury bonds, as investors became less concerned about credit risk.

Another factor affected the corporate bond market in 1999: Y2K. Investors expected that corporations would try to get all of their bond issuance for the year accomplished by the end of September, 1999. In doing so, companies would be better positioned to concentrate on making sure that their computer systems worked properly during the Y2K transition. Although the excess supply in the first nine months wasn' t nearly as great as expected, bond yields were still higher than they otherwise would have been as companies competed for investors.

In the case of mortgage-backed securities, as interest rates rose during the period, it prompted these securities to perform well primarily because the likelihood of refinancing diminished.

What is the fund's current strategy?

While we continue to invest in U.S. government bonds, mortgage-backed securities and investment grade corporate bonds, we have begun to emphasize investment grade corporate bonds of slightly lower quality to obtain higher yields. We believe that in a strong economic environment, the additional credit risk is minimal, particularly since we own a highly diversified portfolio of carefully analyzed bonds. Often, these lesser-known bonds offer higher yields simply because they are not followed by as many Wall Street analysts as the blue chip bonds.


In the mortgage area, the fund continues to enjoy particularly good returns with commercial mortgage-backed securities that are backed by such assets as large office buildings. These securities are often rated AAA because the value of the property used as collateral is nearly double the amount of the debt.

As far as duration is concerned, we continue to hold a portfolio that is slightly longer than the Lehman Brothers Aggregate Bond Index -- although not as comparatively long as it was early in 1999. We believe that this is a prudent strategy given that yields on some corporate bonds are approaching 8%.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. IT REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

(3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD, ADJUSTED FOR ANY CAPITAL GAIN DISTRIBUTIONS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined
Intermediate Bond Fund Investor Shares and Restricted Shares and the Lehman
Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                                                  Inception                                 From

                                                                    Date              1 Year              Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                    11/1/95            (0.69)%              5.05%

RESTRICTED SHARES                                                  11/1/95            (0.37)%              5.30%

(+) SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS DISCIPLINED INTERMEDIATE BOND FUND ON 11/1/95 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGED-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 1999

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES--97.0%                                                                       Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AUTOMOBILES & EQUIPMENT--.5%

Hertz,

  Notes, 6.25%, 2009                                                                         1,500,000                1,393,524

BANKING--3.2%

First Union National Bank of Florida,

   Medium-Term Notes, 6.18%, 2006                                                             2,250,000  (a)           2,123,086

Fleet Financial Group,

   Notes, 6.375%, 2008                                                                        4,250,000                4,004,499

U.S. Bank, N.A.,

   Sub. Notes, 5.7%, 2008                                                                     1,500,000                1,350,451

U.S. Bank N.A. of Minneapolis, MN.,

   Sub. Notes, 6.3%, 2008                                                                     1,000,000                  926,888

                                                                                                                       8,404,924

COLLATERALIZED MORTGAGE OBLIGATIONS--3.4%

Countrywide Funding,

   Ser. 1994-10, Cl. A5, 6%, 2009                                                                75,951                   75,613

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC:

      Ser. 1660, Cl. H, 6.5%, 2009                                                            2,570,000                2,549,655

      Ser. 2123, Cl. PE, 6%, 2027                                                             2,000,000                1,835,802

Federal National Mortgage Association,

  REMIC Trust, Pass-Through Ctfs.

  (collateralized by FNMA Pass-Through Ctfs.):

      Ser. 1998-M2, Cl. B, 6.247%, 2021                                                       1,500,000                1,460,437

      Ser. 1999-54, Cl. PG, 6.5%, 2029                                                        3,000,000                2,865,937

                                                                                                                       8,787,444

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.3%

Asset Securitization:

   Ser. 1995-MD IV, Cl. A1, 7.1%, 2029                                                          677,880                  675,545

   Ser. 1997-D4, Cl. A-CS1, 1.538%, 2029

      (Interest Only Obligation)                                                             12,978,763  (b,c)           304,190

GS Mortgage Securities II,

   Ser. 1998-GLII, Cl. A2, 6.562%, 2031                                                       2,500,000                2,354,475

                                                                                                                       3,334,210

CONSUMER--2.6%

Safeway Stores:

   Notes, 6.05%, 2003                                                                         2,500,000                2,409,502

   Notes, 7%, 2002                                                                            1,500,000                1,498,687

Service International,

   Notes, 6%, 2005                                                                            3,500,000                2,714,467

                                                                                                                       6,622,656

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE--4.7%

Ford Motor Credit,

   Sr. Notes, 5.75%, 2004                                                                     3,000,000                2,878,809

Lehman Brothers,

   Notes, 7.36%, 2003                                                                         3,000,000                3,020,088

Merrill Lynch,

   Notes, 6%, 2004                                                                            2,725,000                2,623,347

NYNEX Capital Funding,

   Medium-Term Notes, 8.23%, 2009                                                             3,500,000                3,718,029

                                                                                                                      12,240,273

FINANCE/ASSET-BACKED--3.4%

American Airlines Pass-Through Trusts,

  Pass-Through Ctfs.,

   Ser. 1991-A1, 9.71%, 2007                                                                    956,059                1,028,423

Chemical Master Credit Card Trust I,

  Asset-Backed Ctfs.,

   Ser. 1995-3, Cl. A, 6.23%, 2005                                                            3,000,000                2,964,300

CitiBank Credit Card Master Trust I,

  Asset-Backed Ctfs.:

      Ser. 1997-3, Cl. A, 6.839%, 2004                                                        1,500,000                1,503,277

      Ser. 1999-1, Cl. A, 5.5%, 2006                                                          3,250,000                3,099,492

Premier Auto Trust 1996-2,

  Asset-Backed Notes,

   Cl. A-4, 6.575%, 2000                                                                        232,288                  232,579

                                                                                                                       8,828,071

FINANCIAL SERVICES--3.4%

Associates, N.A.:

   Deb., 6.95%, 2018                                                                          4,500,000                4,280,107

   Notes, 7.75%, 2000                                                                         1,500,000  (d)           1,539,771

GMAC,

   Floating Rate Notes, 6.335%, 2004                                                          3,000,000  (c)           2,989,458

                                                                                                                       8,809,336

FOOD & BEVERAGES--.7%

Dole Foods:

   Notes, 6.75%, 2000                                                                         1,000,000                1,000,830

   Notes, 6.375%, 2005                                                                          750,000                  708,095

                                                                                                                       1,708,925

FOREIGN/YANKEE--5.2%

ABN AMRO Bank:

   Sub. Notes, 7.55%, 2006                                                                    1,125,000                1,140,319

   Sub. Notes, 7.125%, 2007                                                                   1,125,000                1,108,109


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN/YANKEE (CONTINUED)

Cable & Wireless Communications,

   Notes, 6.75%, 2008                                                                         3,000,000                3,050,067

Hanson Overseas,

   Sr. Notes, 6.75%, 2005                                                                     1,500,000                1,466,937

Midland Bank,

   Sub. Notes, 7.65%, 2007                                                                    1,500,000  (e)           1,522,470

National Australia Bank,

   Sub. Notes, 6.4%, 2007                                                                     4,250,000  (c)           4,182,132

Province of Quebec,

   Medium-Term Notes, 7.295%, 2006                                                            1,000,000  (f)           1,000,468

                                                                                                                      13,470,502

HOTELS & MOTELS--.5%

Hilton Hotels,

   Notes, 7%, 2004                                                                            1,280,000                1,216,088

INDUSTRIAL--6.2%

Coca Cola Enterprises,

   Notes, 6.375%, 2001                                                                        1,025,000                1,024,530

Cox Communications,

   Notes, 6.5%, 2002                                                                          2,750,000                2,723,759

Crown Cork & Seal,

   Notes, 8.375%, 2005                                                                        1,350,000                1,388,881

General Motors,

   Notes, 6.75%, 2028                                                                         1,500,000                1,363,729

IBM,

   Deb., 6.5%, 2028                                                                           1,000,000                  916,648

News America Holdings,

   Deb., 8.25%, 2018                                                                          2,750,000                2,769,726

Royal Caribbean Cruises,

   Sr. Notes, 7.5%, 2027                                                                      1,250,000                1,139,214

WMX Technologies,

   Sr. Notes, 7.1%, 2003                                                                      5,050,000  (g)           4,615,892

                                                                                                                      15,942,379

INSURANCE--.9%

American General,

   Sr. Notes, 6.625%, 2029                                                                    2,500,000                2,212,087

REAL ESTATE INVESTMENT TRUSTS--1.5%

ERP Operating,

   Notes, 7.57%, 2006                                                                         1,125,000  (g)           1,100,646

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                 Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

HRPT Properties Trust,

   Sr. Notes, 6.875%, 2002                                                                    3,000,000                2,892,585

                                                                                                                       3,993,231

RETAIL--1.4%

Federated Department Stores,

   Notes, 6.3%, 2009                                                                          2,250,000                2,081,824

Wal-Mart Stores,

   Sr. Notes, 6.875%, 2009                                                                    1,600,000                1,609,018

                                                                                                                       3,690,842

TELECOMMUNICATION/CARRIERS--2.7%

AT&T,

   Notes, 6%, 2009                                                                            1,500,000                1,390,305

GTE North:

   Deb., 6.9%, 2008                                                                           1,250,000                1,234,066

   Ser. H, Deb., 5.65%, 2008                                                                  1,250,000                1,139,171

Sprint Capital,

   Notes, 6.125%, 2008                                                                        3,500,000                3,250,838

                                                                                                                       7,014,380

U.S. GOVERNMENT AGENCIES-- 6.9%

Federal Home Loan Mortgage Corp.:

   Notes, 6.45%, 2009                                                                         2,000,000                1,904,660

   Notes, 6.875%, 2009                                                                        5,000,000                4,980,700

Federal National Mortgage Association:

   Bonds, 6.25%, 2029                                                                         4,500,000                4,156,042

   Medium-Term Notes, 6.36%, 2002                                                             2,500,000                2,504,150

   Notes, 5.625%, 2004                                                                        1,500,000                1,454,706

   Notes, 7.1%, 2004                                                                          2,750,000                2,762,424

                                                                                                                      17,762,682

U.S. GOVERNMENT--11.5%

U.S. Treasury Bonds,

   7.875%, 2/15/2021                                                                          5,500,000                6,357,505

U.S. Treasury Coupon Strips,

   0%, 2/15/2017                                                                              3,700,000                1,198,097


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes:

   6%, 8/15/2009                                                                              4,750,000                4,745,962

   6.5%, 10/15/2006                                                                          11,500,000               11,704,930

   6.625%, 4/30/2002                                                                          5,750,000                5,852,120

                                                                                                                      29,858,614

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--35.5%

Federal Home Loan Mortgage Corp.:

   6.505%, 3/1/2029--8/1/2029                                                                11,840,950               11,362,289

   7%, 2/1/2029                                                                               6,463,156                6,358,130

   8.5%, 6/1/2018                                                                             8,855,197                9,347,722

Federal National Mortgage Association:

   6%, 2/1/2029                                                                               4,873,195                4,544,255

   6.5%, 12/1/2028                                                                            4,327,430                4,152,948

   7%, 6/1/2009                                                                               1,445,591                1,450,101

   7.5%, 10/1/2029                                                                            7,200,002                7,218,001

   8%, 2/1/2013-11/15/2029                                                                   10,676,922  (h)          10,894,040

Government National Mortgage Association I:

   6%, 11/15/2008-11/15/2029                                                                 11,079,269  (h)          10,392,214

   6.5%, 2/15/2024-5/15/2028                                                                 10,136,176                9,707,292

   7%, 10/15/2023-12/15/2023                                                                  2,466,173                2,436,688

   7.5%, 3/15/2027                                                                            3,491,680                3,504,774

   8%, 5/15/2007-4/15/2008                                                                   10,127,011               10,400,658

                                                                                                                      91,769,112

UTILITIES--1.5%

K N Energy,

   Sr. Notes, 6.45%, 2001                                                                     4,000,000                3,960,044

TOTAL BONDS AND NOTES

   (cost $257,846,331)                                                                                               251,019,324

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.4%                                                                 Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--2.6%

General Electric Capital,

   5.314%, 11/22/1999                                                                         6,800,000                6,800,000

REPURCHASE AGREEMENTS--1.8%

Bear Stearns & Co., 5.2%

  Dated 10/29/1999, due 11/1/1999 in the

  amount of $4,674,025 (fully collateralized by

  $4,830,000 U.S. Treasury Bills, 1/27/2000

   value $4,770,591)                                                                          4,672,000                4,672,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,472,000)                                                                                                 11,472,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $269,318,331)                                                                           101.4%              262,491,324

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.4%)              (3,770,226)

NET ASSETS                                                                                       100.0%              258,721,098

(A)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 2/15/2036.

(B ) NOTIONAL FACE AMOUNT SHOWN.

(C ) VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D ) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 2/15/2005.

(E ) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 5/1/2025.

(F ) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 7/22/2026.

(G ) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 8/15/2026.

(H ) PARTIALLY PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                             269,318,331   262,491,324

Cash                                                                    129,334

Receivable for investment securities sold                             9,459,897

Interest receivable                                                   3,274,794

Paydowns receivable                                                       1,347

                                                                    275,356,696
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           119,148

Due to Distributor                                                          143

Payable for investment securities purchased                          16,502,307

Payable for shares of Capital Stock redeemed                             14,000

                                                                     16,635,598
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      258,721,098
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     268,824,312

Accumulated undistributed investment income--net                         88,736

Accumulated net realized gain (loss) on investments                  (3,364,943)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            (6,827,007)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      258,721,098

NET ASSET VALUE PER SHARE

                                                         Investor    Restricted
                                                           Shares        Shares
-------------------------------------------------------------------------------

Net Assets ($)                                          2,244,353   256,476,745

Shares Outstanding                                        188,300    21,532,484
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               11.92         11.91

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,197,513

EXPENSES:

Management fee--Note 2(a)                                            1,194,794

Distribution fees (Investor Shares)--Note 2(b)                           4,515

Loan commitment fees--Note 4                                               842

TOTAL EXPENSES                                                       1,200,151

INVESTMENT INCOME--NET                                              12,997,362
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (3,336,362)

Net unrealized appreciation (depreciation) on investments         (10,412,217)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (13,748,579)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (751,217)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      Year Ended October 31,
                                             -----------------------------------

                                                     1999                 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,997,362            8,908,277

Net realized gain (loss) on investments       (3,336,362)            2,343,195

Net unrealized appreciation (depreciation)
   on investments                            (10,412,217)            1,687,747

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (751,217)           12,939,219
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                 (103,206)             (37,690)

Restricted shares                            (12,833,622)          (8,842,385)

Net realized gain on investments:

Investor shares                                  (19,420)                  --

Restricted shares                             (2,243,985)                  --

TOTAL DIVIDENDS                              (15,200,233)          (8,880,075)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                 2,504,041            1,363,480

Restricted shares                             124,388,414           77,712,955

Dividends reinvested:

Investor shares                                    99,791               34,916

Restricted shares                               6,623,316            3,916,055

Cost of shares redeemed:

Investor shares                               (1,665,390)            (294,657)

Restricted shares                            (28,301,206)         (24,773,764)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                103,648,966            57,958,985

TOTAL INCREASE (DECREASE) IN NET ASSETS       87,697,516            62,018,129
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           171,023,582          109,005,453

END OF PERIOD                                 258,721,098          171,023,582

Undistributed investment income--net               88,736               28,202

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

------------------------------------------------------------------------------

                                                     Year Ended October 31,
                                              ---------------------------------

                                                     1999                 1998
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                       204,113              106,920

Shares issued for dividends reinvested              8,080                2,742

Shares redeemed                                 (135,617)             (23,285)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      76,576               86,377
-------------------------------------------------------------------------------

RESTRICTED SHARES

Shares sold                                    10,113,315            6,153,064

Shares issued for dividends reinvested            535,682              308,516

Shares redeemed                               (2,309,550)          (1,951,559)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,339,447            4,510,021

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended October 31,
                                                                     ---------------------------------------------------------

INVESTOR SHARES                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.87            12.52            12.29            12.50

Investment Operations:

Investment income--net                                                .70              .72              .74              .71

Net realized and unrealized gain (loss)
   on investments                                                    (.79)              .35              .23            (.21)

Total from Investment Operations                                     (.09)             1.07              .97             .50

Distributions:

Dividends from investment income--net                                (.70)             (.72)            (.74)           (.71)

Dividends from net realized gain
   on investments                                                    (.16)               --               --              --

Total Distributions                                                  (.86)             (.72)            (.74)           (.71)

Net asset value, end of period                                      11.92             12.87            12.52           12.29
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (.69)             8.80             8.21            4.18
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .80               .80              .80             .79

Ratio of net investment income to average
   net assets                                                        5.74              5.68             6.01            5.61

Portfolio Turnover Rate                                            114.24            106.93           143.91          198.16
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               2,244             1,438              317             126

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended October 31,
                                                                     ------------------------------------------------------------

RESTRICTED SHARES                                                    1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.85            12.52            12.29            12.50

Investment Operations:

Investment income--net                                                .73              .76              .77              .74

Net realized and unrealized gain (loss)
   on investments                                                    (.78)             .32              .23             (.21)

Total from Investment Operations                                     (.05)            1.08             1.00              .53

Distributions:

Dividends from investment income--net                                (.73)            (.75)            (.77)            (.74)

Dividends from net realized gain
   on investments                                                    (.16)              --               --               --

Total Distributions                                                  (.89)            (.75)            (.77)            (.74)

Net asset value, end of period                                      11.91            12.85            12.52            12.29
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (.37)            8.90             8.49             4.45
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .55              .55              .55              .55

Ratio of net investment income to average
   net assets                                                        5.99             5.95             6.31             6.29

Portfolio Turnover Rate                                            114.24           106.93           143.91           198.16
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             256,477          169,585          108,688           58,466

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Intermediate Bond Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares, which are sold to the public without a sales charge. The fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Investor and Restricted. Investor shares are offered to any investor. Restricted shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the fund' s distributor. Other differences between the classes include the
services    offered    to    and   the   expenses   borne   by   each   class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,138,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carrryover expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties
and/or    affiliates    to    provide
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the
Manager    to    the    non-interested    Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to
compensate    the    Distributor    and    Dreyfus

Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Restricted shares bear no distribution fee. During the period ended October 31, 1999, Investor shares were charged $4,515 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $353,073,468 and $256,721,721, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $6,827,007, consisting of $573,936 gross unrealized appreciation and $7,400,943 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates .0582 per share as a long-term capital gain distribution of the $.1642 per share paid on December 1, 1998.

                                                             The Fund

                                                           For More Information

                        Dreyfus

                        Disciplined Intermediate

                        Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                              302/702AR9910



Dreyfus

Money Market

Reserves

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            20   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Money Market Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
David    Hertan.

When the reporting period began, the U.S. financial markets were experiencing the aftermath of a sharp correction caused primarily by the spread of the global financial crisis overseas. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates, which also reduced money market yields.

The Fed' s strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period. Investors had become concerned that strong economic growth in the United States might rekindle dormant inflationary pressures. As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose during the second and third quarters in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal
Reserve Board raised rates twice during the summer of 1999 in an attempt to forestall a potential resurgence of inflationary pressures. This increase effectively reversed most of last fall's interest-rate cuts, and led to higher yields on most money market securities.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Money    Market    Reserves.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus Money Market Reserves  perform during the period?

For the 12-month period ended October 31, 1999, Dreyfus Money Market Reserves' Investor shares produced a yield of 4.54% while its Class R shares produced a yield of 4.74% . After taking into account the effect of compounding, the effective yields for Investor shares and Class R shares were 4.64% and 4.84%, respectively.(1)

For the 12-month period ended October 31, 1999, the fund's Investor shares provided a total return of 4.64%.(2) This compared to the Lipper Money Market Funds category average total return of 4.41% for the same time period.(3) For the same 12-month period, the fund's Class R shares provided a total return of 4.84% ,(2) compared to the Lipper Institutional Money Market Funds category average total return of 4.85%.(3)

We attribute the fund's performance to the fact that we maintained a relatively long average maturity in the portfolio during the first half of the period, which enabled us to lock in higher returns when interest rates were declining. Conversely, as interest rates were rising during the second half of the period, we shortened the fund's average maturity and were able to capture higher yields
as    they    became    available.

What is the fund's investment approach?

Our goal is to provide shareholders with an investment vehicle that offers a high level of income, a stable net asset value and a portfolio of securities that are very liquid in nature; that is, they can be converted to cash quickly. To pursue that goal, we invest in a diversified portfolio of high quality short-term debt securities, such as those issued by the United States government or its agencies, certificates of deposit issued by banks, repurchase agreements with securities dealers, and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of
issuers     The    Fund


DISCUSSION OF FUND PERFORMANCE (continued)

with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio
maturity    of    90    days    or    less.

What other factors influenced the fund's performance?

During the past year, the returns offered by money market securities such as those held in this fund have fluctuated. That's because interest rates, which generally determine the returns for these types of investments, also fluctuated
during    the    period.

At  the  beginning  of  the  fund's 12-month reporting period, the global equity markets were in the midst of a crisis that created a "flight to quality" in which many investors flocked to the safety provided by U.S. Treasury securities. In an effort to stimulate global economic growth, the Federal Reserve Board lowered short-term interest rates by a total of 75 basis points in three separate moves in October and November, 1998. However, by the end of the year and into the first quarter of 1999, many industry analysts were surprised to see signs that the Asian economies were beginning to recover. As a result, investors became concerned that the Federal Reserve Board might take back some of last
fall'   s    interest-rate    cuts.

Toward the end of the second quarter, the global economy appeared to be recovering. Commodity prices, particularly oil prices, began to climb, signaling the end of the "flight to quality" for U.S. bond market investors as they became more comfortable holding riskier assets. As a result, prices on U.S. Treasury bonds began to fall.

By the end of the third quarter, commodity prices had leveled off and the U.S. Treasury market stabilized. Because of a stronger global economy and potential inflationary pressures, the Federal Reserve Board raised short-term interest rates twice during the summer. An additional rate hike was expected in November,
which   would   effectively   offset   all   of   last   fall'  s   rate  cuts.


What is the fund's current strategy?

As of the end of the reporting period, the largest portion of the fund's assets was invested in floating-rate notes, followed by foreign bank obligations, commercial paper, short-term bank notes and time deposits. We trimmed our commercial paper and CD exposure during the period, choosing instead to deploy those assets into adjustable-rate notes. Commonly referred to as floating-rate notes, adjustable-rate notes are bonds that have a variable interest rate that is linked to a money market index, such as U.S. Treasury bill rates. The benefit to owning these bonds is that they provide the fund with protection against rising interest rates. Most recently, in the rising interest-rate environment,
adjustable-rate   notes   have  been  particularly  beneficial  for  the  fund.

November 15, 1999

(1) Past performance is no guarantee of future results. Yields fluctuate. Effective yield is based upon dividends declared daily and reinvested monthly. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(2)  Total return includes reinvestment of dividends.

(3)  Source: Lipper Analytical Services, Inc.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                             Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--27.6%                                              Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Bank of America NT & SA (Yankee)

   5.85%, 1/31/2000                                                                           7,100,000                7,100,176

Bank of Nova Scotia (Yankee)

   5.20%-5.83%, 1/18/2000-3/27/2000                                                          14,100,000               14,099,475

Bank of Scotland (Yankee)

   5.17%-5.48%, 4/6/2000-10/2/2000                                                           10,100,000               10,097,169

Bayerische Hypo-Und Vereinsbank (Yankee)

   5.05%, 2/7/2000                                                                           11,600,000               11,598,949

Commerzbank AG (Yankee)

   5.10%, 1/13/2000                                                                          15,000,000               14,999,132

Credit Communal de Belgique

   5.24%-5.87%, 1/18/2000-5/15/2000                                                          15,000,000               14,997,781

Deutsche Bank AG (Yankee)

   5.00%, 2/2/2000                                                                           15,000,000               14,999,262

Dresdner Bank AG (Yankee)

   5.56%, 1/10/2000                                                                          15,000,000               15,000,000

First National Bank of Maryland (Yankee)

   5.35%, 8/7/2000                                                                           12,000,000               11,996,631

Rabobank Nederland N.V. (Yankee)

   5.10%, 4/17/2000                                                                          10,100,000               10,097,984

Royal Bank of Canada (Yankee)

   5.64%, 6/14/2000                                                                          10,000,000                9,998,219

Svenska Handelsbanken NY (Yankee)

   5.00%, 2/2/2000                                                                            9,000,000                8,999,557

Toronto-Dominion Bank (Yankee)

   5.20%, 3/24/2000                                                                           5,000,000                4,999,240

Westpac Banking Corp. (Yankee)

   5.08%-6.05%, 2/11/2000-10/2/2000                                                          30,000,000               29,984,485

TOTAL NEGOTIABLE CERTIFICATES OF DEPOSIT

   (cost $178,968,060)                                                                                               178,968,060
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--17.6%
-----------------------------------------------------------------------------------------------------------------------------------

BBL North America Funding Corp.

   5.89%, 1/31/2000                                                                          15,000,000               14,781,600

BOC Group Inc.

   5.37%, 11/1/1999                                                                          17,000,000               17,000,000

Bradford & Bingley Building Society

   5.85%, 1/19/2000                                                                          15,000,000               14,812,046

Case Equipment Loan Trust

   5.35%, 11/16/1999                                                                          5,000,000                4,988,896

Fountain Square Commercial Funding Corp.

   5.40%-5.41%, 11/10/1999-11/16/1999                                                        12,359,000               12,335,766


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Halifax Bank PLC

   5.41%, 11/9/1999                                                                          20,000,000               19,976,133

U.S. West Communications

   5.40%, 11/1/1999                                                                          30,000,000               30,000,000

TOTAL COMMERCIAL PAPER

   (cost $113,894,441)                                                                                               113,894,441
-----------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--38.1%
-----------------------------------------------------------------------------------------------------------------------------------

Abbey National Treasury Services

   5.50%, 5/1/2000                                                                           10,000,000  (a)           9,996,777

Associates Corp. of North America

   4.95%, 6/15/2000                                                                          12,000,000               12,066,610

AT&T Corp.

   6.18%, 7/13/2000                                                                          15,000,000  (a)          14,995,820

BankAmerica Corp.

   5.02%, 4/17/2000                                                                             250,000  (a)             250,152

Caisse Centrale Du Quebec

   5.42%-5.44%, 5/15/2000                                                                    17,000,000  (a)          16,999,657

Caterpillar Financial Services

   6.09%, 6/8/2000                                                                            1,000,000  (a)           1,000,340

Chase Manhattan Corp.

   5.42%, 1/20/2000                                                                          15,000,000  (a)          15,000,179

Chrysler Financial Co. LLC

   5.40%, 5/11/2000                                                                          10,000,000  (a)           9,998,585

CIT Group Holdings Inc.

   5.04%-5.06%, 5/26/2000-6/2/2000                                                            7,000,000                7,044,986

Comerica Bank

   5.45%, 4/17/2000                                                                          15,000,000  (a)          14,996,716

Daimler-Benz North America Corp.

   5.38%, 6/30/2000                                                                          15,000,000  (a)          14,993,161

First Chicago Corp.

   5.52%, 9/5/2000                                                                           12,115,000  (a)          12,112,794

First Union National Bank

   6.18%, 4/20/2000                                                                           5,000,000  (a)           5,002,297

Ford Motor Credit Corp.

   5.50%-5.77%, 4/17/2000-6/8/2000                                                            3,100,000  (a)           3,103,856

General Electric Cap. Corp.

   6.13%, 4/12/2000                                                                          15,000,000  (a)          15,000,000

Glaxo Wellcome PLC

   5.23%, 5/31/2000                                                                           4,645,000                4,675,336

Homeside Lending

   5.66%, 8/16/2000                                                                          14,875,000  (a)          14,868,898

                                                                                                                  The Fund

STATEMENT OF INVESTMENTS (continued)

                                                                                               Principal
CORPORATE NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Key Bank N.A.

   6.16%, 1/28/2000                                                                           2,000,000  (a)           2,000,082

Merrill Lynch & Company

   5.48%, 5/22/2000                                                                          15,000,000  (a)          14,998,082

Morgan Stanley, Dean Witter, Discover & Co.

   5.37%-6.13%, 2/1/2000-4/3/2000                                                             4,800,000  (a)           4,803,545

National Rural Utilities Corp.

   4.88%-5.41%, 11/18/1999-11/23/1999                                                        17,700,000  (a)          17,701,102

NationsBank Corp.

   5.57%,11/18/1999                                                                          15,000,000  (a)          15,000,903

Norwest Financial Inc.

   5.48%, 7/7/2000                                                                           10,000,000  (a)           9,996,325

Wells Fargo & Co.

   5.15%-5.75%, 4/10/2000                                                                    10,000,000  (a)           9,982,483

TOTAL CORPORATE NOTES

   (cost $246,588,686)                                                                                               246,588,686
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--14.0%
-----------------------------------------------------------------------------------------------------------------------------------

American Express Century Bank

   5.50%, 2/14/2000                                                                          15,000,000               15,000,000

Branch Bank & Trust Co.

   5.44%-5.66%, 3/1/2000-9/15/2000                                                           15,900,000               15,896,868

First National Bank of Maryland

   5.06%, 1/10/2000                                                                           4,400,000                4,400,081

First Union National Bank

   5.50%, 5/17/2000                                                                           9,000,000                9,000,000

Fleet National Bank

   5.44%, 3/15/2000                                                                          15,900,000               15,897,681

Huntington National Bank

   5.44%, 3/3/2000                                                                           15,800,000               15,797,907

Key Bank N.A.

   5.62%, 5/15/2000                                                                          15,000,000               15,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $90,992,537)                                                                                                 90,992,537


                                                                                              Principal
TIME DEPOSITS--1.5%                                                                          Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AmSouth Bank - Alabama (Grand Cayman)

  5.19%, 11/1/1999

   (cost $9,675,000)                                                                          9,675,000                9,675,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $640,118,724)                                                                            98.8%              640,118,724

CASH AND RECEIVABLES (NET)                                                                         1.2%                7,863,790

NET ASSETS                                                                                       100.0%              647,982,514

(a) Variable interest rate--subject to periodic change.

See notes to financial statements.

                                                                     The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           640,118,724   640,118,724

Cash                                                                    652,779

Interest receivable                                                   7,541,970

                                                                    648,313,473
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           330,080

Due to Distributor                                                          879

                                                                        330,959
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      647,982,514
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     648,003,753

Accumulated net realized gain (loss) on investments                    (21,239)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      647,982,514

NET ASSET VALUE PER SHARE

                                                         Investor       Class R
                                                           Shares        Shares
-------------------------------------------------------------------------------

Net Assets ($)                                        347,596,323   300,386,191

Shares Outstanding                                    347,607,458   300,396,295
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00         1.00

See notes to financial statements.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     33,700,666

EXPENSES:

Management fee--Note 2(a)                                            3,215,858

Distribution fees (Investor Shares)--Note 2(b)                         690,755

TOTAL EXPENSES                                                       3,906,613

INVESTMENT INCOME--NET                                              29,794,053
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) ($):                  1,215

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                29,795,268

See notes to financial statements.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------

                                                     1999                1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         29,794,053          25,634,106

Net realized gain (loss) on investments             1,215                  84

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   29,795,268           25,634,190
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                              (15,677,015)         (12,677,662)

Class R shares                               (14,117,038)         (12,956,444)

TOTAL DIVIDENDS                              (29,794,053)         (25,634,106)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                               901,165,096          808,775,870

Class R shares                                887,124,611          511,465,128

Dividends reinvested:

Investor shares                                15,260,680           12,280,513

Class R shares                                  7,024,686            6,738,120

Cost of shares redeemed:

Investor shares                             (870,302,688)        (724,433,279)

Class R shares                              (843,178,882)        (500,821,747)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 97,093,503          114,004,605

TOTAL INCREASE (DECREASE) IN NET ASSETS       97,094,718          114,004,689
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           550,887,796          436,883,107

END OF PERIOD                                 647,982,514          550,887,796

See notes to financial statements.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

INVESTOR SHARES                                                  1999          1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .045          .050           .049           .048          .052

Distributions:

Dividends from investment income--net                            (.045)        (.050)         (.049)         (.048)        (.052)

Net asset value, end of period                                   1.00          1.00           1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.64          5.13           5.04           4.94          5.28
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70           .70            .70            .70           .70

Ratio of net investment income
   to average net assets                                         4.54          5.01           4.95           4.84          5.25
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         347,596       301,473        204,851        144,168       161,819

See notes to financial statements.

                                                                                                                The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                                                        Year Ended October 31,
                                                                 -----------------------------------------------------------------

CLASS R SHARES                                                   1999         1998            1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00         1.00            1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .047         .052            .051           .050          .053

Distributions:

Dividends from investment income--net                            (.047)       (.052)          (.051)         (.050)        (.053)

Net asset value, end of period                                   1.00         1.00            1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.84         5.34            5.25           5.16          5.44
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50          .50             .50            .50           .50

Ratio of net investment income
   to average net assets                                         4.74         5.21            5.13           5.01          5.40
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         300,386      249,415         232,032        170,409       139,787

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 2 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A)  PORTFOLIO VALUATION: Investments in securities are valued at amortized cost
in   accordance   with   Rule  2a-7  of  the  Act,  which  has  been
                                                                      The Fund
NOTES TO FINANCIAL STATEMENTS (continued)

determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.


(D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $21,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $8,000 of the carryover expires in fiscal 2003 and $13,000 expires in fiscal 2005.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN:Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. During the period October 31, 1999, Investor shares were charged $690,755 pursuant to the Plan.


Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



                                                           For More Information

                        Dreyfus Money Market Reserves

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                              317/717AR9910



Dreyfus Premier

Large Company

Stock Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited)

and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            22   Notes to Financial Statements

                            28   Independent Auditors' Report

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Large Company Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Large Company Stock Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

Despite a relatively weak third quarter of 1999 for the U.S. stock market, the past year has been rewarding for most equity investors overall. When the reporting period began, most sectors of the U.S. stock market had completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported
continued    strength    in    the    stock   market   through   the   spring.

In the summer of 1999, however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined. By the end of the 12-month reporting period, major stock indices had fallen from the record highs reached during the summer, although stock prices generally were still higher than they were one year earlier.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus  Premier  Large  Company  Stock  Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund's total return was 23.86% % for Class A shares, 22.91% for Class B shares, 22.97% for Class C shares, and 24.16% for Class R shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 25.66%.(2)

The public offering of the fund's Class T shares commenced on August 16, 1999. From August 16, 1999 through October 31, 1999, the fund produced a total return of 1.66% for Class T shares.(1)

We attribute the fund's underperformance of the S&P 500 Index to the narrow base of stocks that supported the rise. Much of the market's advance during the period was driven by strong performance among a relative handful of very large growth stocks. Since the S& P 500 Index is heavily weighted toward just such companies, the Index rose more than most portfolios that did not focus on those specific stocks.

What is the fund's investment approach?

Dreyfus Premier Large Company Stock Fund invests primarily in a diversified portfolio of large companies that meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit improving earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

In  addition to identifying attractive investment opportunities, our approach is
designed   to   limit   the  risks  associated  with  market  timing   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent 12-month period, the fund held positions in more than 150 stocks across 10 economic sectors. Our 10 largest holdings accounted for less than 25% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

As we mentioned earlier, the strong rise of the benchmark was driven by the performance of an extremely narrow group of companies. During the first nine months of 1999, only 11 stocks in the S&P 500 Index accounted for all of the Index' s return. While the fund benefited from owning significant positions in several of these stocks -- such as Cisco Systems, Wal-Mart Stores, and EMC -- others failed to meet our investment criteria. Our performance relative to our benchmark suffered because we did not own these other stocks.

The fund' s relative performance also suffered due to the high volatility of stock prices during the period. Uncertainties regarding the sustainability of U.S. economic growth during the first half of the period and rising interest rates during the second half of the period precipitated sudden swings in investor sentiment. As a result, stock prices rose and fell sharply, often moving several percentage points up or down over the course of a few days, only to move just as sharply in the opposite direction the following week. Since our quantitative model depends on using data from one month to identify stocks that will outperform during the next, a high level of market volatility from month to month reduces the effectiveness of our approach.

What is the fund's current strategy?

We continue to adhere to our disciplined investment process, which seeks to identify stocks that have a favorable combination of undervaluation and improving earnings momentum. Our philosophy in seeking consistent high returns is to construct a portfolio of these stocks in a way that also manages unnecessary investment risks. The fund is always fully invested, industry and sector neutral versus the S&P 500 Index, and highly diversified.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. - REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Large Company Stock Fund Class A and Class R shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A AND CLASS R SHARES OF DREYFUS PREMIER LARGE COMPANY STOCK FUND ON 9/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                                             Inception                                     From

                                                                               Date          1 Year          5 Years     Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                     9/2/94         16.72%          23.02%       22.12%
WITHOUT SALES CHARGE                                                          9/2/94         23.86%          24.49%       23.53%

CLASS B SHARES
WITH REDEMPTION*                                                              1/16/98        18.91%            --         18.65%
WITHOUT REDEMPTION                                                            1/16/98        22.91%            --         20.59%

CLASS C SHARES
WITH REDEMPTION**                                                             1/16/98        21.97%            --         20.59%
WITHOUT REDEMPTION                                                            1/16/98        22.97%            --         20.59%

CLASS R SHARES                                                                9/2/94         24.16%          24.79%       23.81%
-----------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/99

                                                                             Inception                                     From

                                                                               Date          1 Year          5 Years     Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                      8/16/99          --              --        (2.92)%
WITHOUT SALES CHARGE                                                          8/16/99          --              --          1.66%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS
REDUCED TO 0% AFTER SIX YEARS.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR
SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 1999


COMMON STOCKS--98.4%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.2%

Anheuser-Busch Cos.                                                                              15,340                1,101,604

Philip Morris Cos.                                                                               35,110                  884,333

                                                                                                                       1,985,937

CONSUMER CYCLICAL--9.3%

Best Buy                                                                                         13,380  (a)             743,426

Dayton Hudson                                                                                    14,140                  913,797

Delphi Automotive Systems                                                                        22,565                  370,912

Eastman Kodak                                                                                     7,910                  545,296

Federated Department Stores                                                                      11,840  (a)             505,420

Ford Motor                                                                                       19,380                1,063,478

General Motors                                                                                   12,130                  852,133

Kroger                                                                                           26,220  (a)             545,704

Limited                                                                                          21,700                  892,412

Lowe's Cos.                                                                                      12,740                  700,700

McDonald's                                                                                       19,130                  789,113

Safeway                                                                                          13,500  (a)             476,719

Staples                                                                                          23,960  (a)             531,613

TJX Cos.                                                                                         29,660                  804,528

Tandy                                                                                            12,940                  814,411

US Airways Group                                                                                 12,090  (a)             338,520

Wal-Mart Stores                                                                                  73,080                4,142,723

                                                                                                                      15,030,905

CONSUMER STAPLES--6.2%

Coca-Cola                                                                                        23,800                1,404,200

ConAgra                                                                                          20,640                  537,930

Dial                                                                                             18,400                  430,100

Fortune Brands                                                                                   13,800                  489,037

General Mills                                                                                     7,580                  660,881

Nabisco Holdings, Cl. A                                                                          12,200                  455,975

PepsiCo                                                                                          35,790                1,241,466

Procter & Gamble                                                                                 24,270                2,545,316

Quaker Oats                                                                                      10,550                  738,500

Ralston-Purina Group                                                                             22,560                  709,230

Unilever, N.V. (New York Shares)                                                                 11,752                  783,712

                                                                                                                       9,996,347

ENERGY--6.2%

Atlantic Richfield                                                                               15,930                1,484,477

Coastal                                                                                          18,250                  768,781



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Columbia Energy Group                                                                            11,880                  772,200

Diamond Offshore Drilling                                                                        26,510                  841,692

Enron                                                                                            22,710                  906,981

Occidental Petroleum                                                                             17,710                  404,009

Royal Dutch Petroleum (New York Shares)                                                          54,360                3,258,203

Texaco                                                                                           21,680                1,330,610

Tidewater                                                                                         8,570                  257,100

                                                                                                                      10,024,053

HEALTH CARE--10.1%

American Home Products                                                                           19,500                1,018,875

Amgen                                                                                            17,760  (a)           1,416,360

Bausch & Lomb                                                                                     6,820                  368,280

Bristol-Myers Squibb                                                                             33,490                2,572,451

Cardinal Health                                                                                   7,200                  310,500

Elan, A.D.S.                                                                                     26,850  (a)             691,387

Immunex                                                                                           6,920  (a)             435,960

Lilly (Eli) & Co.                                                                                25,160                1,732,895

MedImmune                                                                                         2,900  (a)             324,800

Medtronic                                                                                        27,420                  949,417

Merck & Co.                                                                                      17,100                1,360,519

Pharmacia & Upjohn                                                                               14,800                  798,275

Schering-Plough                                                                                  37,730                1,867,635

United HealthCare                                                                                 7,080                  365,948

Warner-Lambert                                                                                   28,040                2,237,943

                                                                                                                      16,451,245

INTEREST SENSITIVE--19.0%

Ace                                                                                              16,290                  316,637

Allstate                                                                                         30,882                  887,857

Ambac Financial Group                                                                             7,010                  418,847

American General                                                                                  4,990                  370,196

American International Group                                                                      6,653                  684,843

Bank One                                                                                         46,543                1,748,271

CIGNA                                                                                             6,770                  506,057

Chase Manhattan                                                                                  23,570                2,059,429

Citigroup                                                                                        62,110                3,361,704

Edwards (A.G.)                                                                                   16,570                  498,136

Fannie Mae                                                                                       18,370                1,299,677

Fleet Boston                                                                                     38,400                1,675,200

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

General Electric                                                                                 49,050                6,649,341

Hartford Financial Services Group                                                                15,300                  792,731

Lehman Brothers Holdings                                                                          9,680                  713,295

MBNA                                                                                             29,420                  812,728

Merrill Lynch                                                                                    10,880                  854,080

Morgan Stanley Dean Witter & Co.                                                                 11,520                1,270,800

Old Republic International                                                                       10,090                  138,107

PNC Bank                                                                                         11,780                  702,383

SLM Holding                                                                                      13,610                  666,039

SouthTrust                                                                                       20,980                  839,200

Summit Bancorp                                                                                    8,220                  284,618

SunTrust Banks                                                                                    8,190                  599,406

Torchmark                                                                                         8,970                  279,752

Washington Mutual                                                                                11,022                  396,103

Wells Fargo                                                                                      40,390                1,933,671

                                                                                                                      30,759,108

PRODUCER GOODS--8.4%

Alcan Aluminium                                                                                   7,020                  231,221

Alcoa                                                                                            12,180                  739,935

AlliedSignal                                                                                     17,050                  970,784

Boeing                                                                                           14,350                  660,997

Burlington Northern Santa Fe                                                                     14,650                  466,969

Canadian National Railway                                                                         9,580                  292,190

Champion International                                                                            9,440                  545,750

Deere & Co.                                                                                      10,300                  373,375

duPont (E.I.) deNemours & Co.                                                                    13,790                  888,593

General Dynamics                                                                                  8,080                  447,935

Ingersoll-Rand                                                                                   10,490                  548,102

International Paper                                                                              10,800                  568,350

Kerr-McGee                                                                                        6,840                  367,650

Martin Marietta Materials                                                                         6,100                  237,519

Minnesota Mining & Manufacturing                                                                  8,830                  839,402

Northrop Grumman                                                                                  4,900                  268,888

PPG Industries                                                                                   11,080                  671,725

Rohm & Haas                                                                                      10,180                  389,385

Southdown                                                                                        10,260                  495,686

Tyco International                                                                               59,960                2,394,653


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

USX-U.S. Steel Group                                                                              8,540                  218,304

Union Carbide                                                                                     5,000                  305,000

United Technologies                                                                              10,790                  652,795

                                                                                                                      13,575,208

SERVICES--7.4%

America Online                                                                                   21,040  (a)           2,728,625

Carnival                                                                                         14,750                  656,375

Clear Channel Communications                                                                      7,300  (a)             586,737

Fox Entertainment Group, Cl. A                                                                   18,220                  394,007

Infinity Broadcasting, Cl. A                                                                     17,380                  600,696

MediaOne Group                                                                                    5,190  (a)             368,814

Omnicom Group                                                                                     9,930                  873,840

Time Warner                                                                                      27,010                1,882,259

Tribune                                                                                          15,670                  940,200

Valassis Communications                                                                           6,840  (a)             294,120

Viacom, Cl. B                                                                                    25,110  (a)           1,123,673

Vodafone AirTouch, A.D.R.                                                                        33,600                1,610,700

                                                                                                                      12,060,046

TECHNOLOGY--21.6%

Altera                                                                                            8,200  (a)             398,725

Applied Materials                                                                                 9,650  (a)             866,691

BMC Software                                                                                     14,710  (a)             944,198

Cisco Systems                                                                                    56,000  (a)           4,144,000

Corning                                                                                           8,090                  636,076

Dell Computer                                                                                    43,860  (a)           1,759,882

EMC                                                                                              22,120  (a)           1,614,760

General Instrument                                                                                8,970  (a)             482,698

Intel                                                                                            34,700                2,687,081

International Business Machines                                                                  23,290                2,291,154

Lexmark International Group, Cl. A                                                               12,020  (a)             938,311

Linear Technology                                                                                 6,000                  419,625

Lucent Technologies                                                                              47,030                3,021,678

Maxim Integrated Products                                                                         8,210  (a)             648,077

Microsoft                                                                                        75,250  (a)           6,965,328

Motorola                                                                                         12,330                1,201,404

Nokia, A.D.S.                                                                                     7,220                  834,361

Oracle                                                                                           29,940  (a)           1,424,021

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Qwest Communications International                                                               11,508  (a)             414,288

Solectron                                                                                         8,500  (a)             639,625

Sun Microsystems                                                                                 16,530  (a)           1,749,081

Tellabs                                                                                          14,590  (a)             922,818

                                                                                                                      35,003,882

UTILITIES--9.0%

AT&T                                                                                             54,270                2,537,122

Bell Atlantic                                                                                    23,348                1,516,161

Edison International                                                                             15,900                  471,037

Florida Progress                                                                                 10,840                  496,607

GPU                                                                                              14,330                  486,324

GTE                                                                                              13,310                  998,250

MCI WorldCom                                                                                     36,670  (a)           3,146,744

PECO Energy                                                                                      11,500                  439,156

Pinnacle West Capital                                                                             6,130                  226,044

Public Service Enterprise Group                                                                  11,230                  444,287

SBC Communications                                                                               49,745                2,533,906

Telefonos de Mexico, Cl. L, A.D.S.                                                                7,590                  648,945

Texas Utilities                                                                                  15,970                  618,838

                                                                                                                      14,563,421

TOTAL COMMON STOCKS

   (cost $129,382,033)                                                                                               159,450,152
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.3%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party Repurchase
  Agreement, 5.18% dated 10/29/1999, due 11/1/1999
  in the amount of $2,000,863 (fully collateralized

  by $2,026,000 U.S. Treasury Notes,

  5.625%, 2/28/01, value $2,040,039)

   (cost $2,000,000)                                                                          2,000,000                2,000,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $131,382,033)                                                             99.7%              161,450,152

CASH AND RECEIVABLES (NET)                                                                          .3%                  556,946

NET ASSETS                                                                                       100.0%              162,007,098

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                                                                       Cost                  Value
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1 (c)                                                      131,382,033            161,450,152

Cash                                                                                                                        440,491

Receivable for investment securities sold                                                                                 4,766,625

Receivable for shares of Capital Stock subscribed                                                                           577,597

Dividends and interest receivable                                                                                           108,070

                                                                                                                        167,342,935
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                               175,902

Due to Distributor                                                                                                           14,085

Payable for investment securities purchased                                                                               4,849,962

Payable for shares of Capital Stock redeemed                                                                                295,888

                                                                                                                          5,335,837
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                          162,007,098
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                         132,433,530

Accumulated net realized gain (loss) on investments                                                                        (494,551)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                                                                                30,068,119
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                          162,007,098


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       51,926,295           55,288,629           23,248,660           31,503,062               40,452

Shares Outstanding                    2,166,550            2,328,067              978,911            1,314,234                1,688
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          23.97               23.75                 23.75                23.97                23.96

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $26,363 foreign taxes withheld at source)     1,488,325

Interest                                                                59,629

TOTAL INCOME                                                         1,547,954

EXPENSES:

Management fee--Note 2(a)                                            1,087,286

Distribution and service fees--Note 2(b)                               581,475

Interest expense--Note 4                                                   523

Loan commitment fees--Note 4                                               267

TOTAL EXPENSES                                                       1,669,551

INVESTMENT (LOSS)                                                    (121,597)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (282,289)

Net unrealized appreciation (depreciation) on investments           21,415,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              21,133,317

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,011,720

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                  1999(a)            1998(b,c)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (121,597)              326,686

Net realized gain (loss) on investments         (282,289)            4,316,638

Net unrealized appreciation (depreciation)
   on investments                             21,415,606             2,622,112

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  21,011,720             7,265,436
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (52,833)             (82,865)

Class B shares                                       --                (3,637)

Class C shares                                       --                  (746)

Class R shares                                  (109,997)            (314,980)

Net realized gain on investments:

Class A shares                                (1,520,037)            (402,127)

Class B shares                                  (912,663)                  --

Class C shares                                  (291,767)                  --

Class R shares                                (1,678,760)          (1,808,389)

TOTAL DIVIDENDS                               (4,566,057)          (2,612,744)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 31,597,928          24,218,455

Class B shares                                 40,780,563          15,700,710

Class C shares                                 20,617,520           3,224,367

Class R shares                                  1,231,238           4,852,159

Class T shares                                     38,917                --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                             -----------------------------------

                                                  1999(a)            1998(b,c)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                  1,351,183              454,358

Class B shares                                    795,685                2,913

Class C shares                                    187,918                  346

Class R shares                                  1,549,773            1,865,201

Cost of shares redeemed:

Class A shares                               (12,114,117)          (6,787,604)

Class B shares                                (4,710,006)          (1,148,312)

Class C shares                                (2,299,576)             (49,016)

Class R shares                                (6,383,006)          (8,747,836)

Class T shares                                     (412)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 72,643,608            33,585,741

TOTAL INCREASE (DECREASE) IN NET ASSETS       89,089,271            38,238,433
-------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                            72,917,827           34,679,394

END OF PERIOD                                 162,007,098           72,917,827

Undistributed investment income--net                 --                 45,739

A FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

B EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES AND RESTRICTED SHARES WERE REDESIGNATED CLASS A SHARES AND CLASS R SHARES, RESPECTIVELY.

C FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998 FOR CLASS B AND CLASS C SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended October 31,
                                             ----------------------------------

                                                  1999(a)              1998(b)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(C)

Shares sold                                     1,393,914            1,208,092

Shares issued for dividends reinvested             64,384               24,814

Shares redeemed                                 (535,102)            (343,737)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     923,196              889,169
-------------------------------------------------------------------------------

CLASS B(C)

Shares sold                                     1,791,184              764,145

Shares issued for dividends reinvested             37,850                  142

Shares redeemed                                 (207,883)              (57,371)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,621,151              706,916
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       917,025              157,154

Shares issued for dividends reinvested              8,996                  16

Shares redeemed                                 (101,830)              (2,451)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     824,191              154,719
-------------------------------------------------------------------------------

CLASS R

Shares sold                                        55,010              251,556

Shares issued for dividends reinvested             73,922              102,492

Shares redeemed                                 (279,459)             (437,726)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (150,527)              (83,678)
-------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,705                   --

Shares redeemed                                      (17)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,688                   --

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B)FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998 FOR CLASS B AND CLASS C SHARES..

(C) DURING THE PERIOD ENDED OCTOBER 31, 1999, 8,795 CLASS B SHARES REPRESENTING $198,413 WERE AUTOMATICALLY CONVERTED TO 8,746 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                                 -----------------------------------------------------------------

CLASS A SHARES                                                   1999         1998(a)         1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.45          18.23          14.49         12.00          9.95

Investment Operations:

Investment income--net                                            .03(b)         .07            .20           .27           .22

Net realized and unrealized gain (loss)
   on investments                                                4.68           3.39           4.26          2.54          2.05

Total from Investment Operations                                 4.71           3.46           4.46          2.81          2.27

Distributions:

Dividends from investment income--net                            (.04)          (.15)          (.20)         (.20)         (.22)

Dividends from net realized gain
   on investments                                               (1.15)         (1.09)          (.52)         (.12)           --

Total Distributions                                             (1.19)         (1.24)          (.72)         (.32)         (.22)

Net asset value, end of period                                  23.97          20.45          18.23         14.49         12.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                23.86(c)       19.85(c)       32.01         23.87         23.20
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.15           1.15           1.15          1.15          1.15

Ratio of net investment income
   to average net assets                                          .13            .52           1.23          1.81          2.32

Portfolio Turnover Rate                                         49.42          81.27          37.17         44.33         37.57

Net Assets, end of period ($ x 1,000)                          51,926         25,421          6,456         4,599         1,714

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                                     Class B Shares           Class C Shares
                                                                ----------------------------------------------------

                                                                Year Ended October 31,     Year Ended October 31,
                                                                ----------------------------------------------------

                                                                     1999       1998(a)     1999         1998(a)
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                20.38        17.93     20.38          17.93

Investment Operations:

Investment income (loss)--net                                       (.14)(b)      (.02)     (.15)(b)       (.02)

Net realized and unrealized gain (loss)
   on investments                                                   4.66          2.48      4.67           2.48

Total from Investment Operations                                    4.52          2.46      4.52           2.46

Distributions:

Dividends from investment income--net                                 --          (.01)       --           (.01)

Dividends from net realized gain
   on investments                                                  (1.15)          --      (1.15)            --

Total Distributions                                                (1.15)         (.01)     (1.15)          (.01)

Net asset value, end of period                                     23.75         20.38      23.75          20.38
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                22.91        13.76(d)   22.97          13.70(d)
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.90         1.51(d)    1.90           1.51(d)

Ratio of net investment income (loss)
   to average net assets                                             (.63)        (.24)(d)   (.64)          (.24)(d

Portfolio Turnover Rate                                             49.42        81.27      49.42          81.27
---------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              55,289       14,410     23,249          3,154

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -----------------------------------------------------------------

CLASS R SHARES                                                   1999         1998(a)        1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.44        18.23          14.49          12.00          9.95

Investment Operations:

Investment income--net                                           .09(b)        .17            .23            .21           .28

Net realized and unrealized gain (loss)
   on investments                                               4.67          3.33           4.27           2.63          2.02

Total from Investment Operations                                4.76          3.50           4.50           2.84          2.30

Distributions:

Dividends from investment income--net                           (.08)         (.20)          (.24)          (.23)         (.25)

Dividends from net realized gain

   on investments                                              (1.15)        (1.09)          (.52)          (.12)           --

Total Distributions                                            (1.23)        (1.29)          (.76)          (.35)         (.25)

Net asset value, end of period                                 23.97         20.44          18.23          14.49         12.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               24.16         20.10          32.25          24.18         23.48
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .90           .90            .90            .90           .90

Ratio of net investment income
   to average net assets                                         .40           .85           1.46           2.06          2.57

Portfolio Turnover Rate                                        49.42         81.27          37.17          44.33         37.57
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          31,503       29,933         28,224         13,387         4,509

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended October 31,

CLASS T SHARES                                                      1999(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  23.57

Investment Operations:

Investment (loss)--net                                             (.01)(b)

Net realized and unrealized gain (loss)
  on investments                                                        .40

Total from Investment Operations                                        .39

Net asset value, end of period                                        23.96
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  1.66(c,d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .30(d)

Ratio of net investment (loss)
  to average net assets                                            (.11)(d)

Portfolio Turnover Rate                                               49.42
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    40

(A)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31,
1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (including capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On July 29, 1999, the Board of Directors approved the addition of Class T shares, which became effective August 16, 1999.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and 200 million of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 1999, the fund increased accumulated investment income-net by $238,688 and decreased accumulated net realized gain
(loss) on investments by $117,020 and paid-in capital by $121,668. Net assets were not affected by the reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,986 during the period ended October 31, 1999 from commissions earned on sales of the fund shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS) (CONTINUED)

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B shares, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay Dreyfus Service Corporation or the Distributor for providing services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 1999, Class A, Class B,
Class C and Class T shares were charged $99,385, $252,960, $108,600 and $5, respectively, pursuant to the Plan and Class B, Class C and Class T shares were charged $84,320, $36,200 and $5, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

(c) Brokerage commissions: During the period ended October 31, 1999, the fund incurred total brokerage commissions of $166,866, of which $30,728 was paid to Dreyfus Investment Services Corporation, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $124,331,347 and $58,644,849, respectively.

At  October 31, 1999, accumulated net unrealized appreciation on investments was
$30,068,119,   consisting  of  $33,920,925  gross  unrealized  appreciation  and
$3,852,806 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 1999 was approximately $9,900, with a related weighted average annualized interest rate of 5.30%.


                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Large Company Stock Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Large Company Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.199 per share as a long-term capital gain distribution paid on December 18, 1998 and also designates $.034 per share as long-term capital gain distribution paid on August 5, 1999.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Large Company Stock Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              318/228AR9910


Dreyfus

Municipal Reserves

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            23   Independent Auditors' Report

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             Municipal Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Reserves, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

When the period began, investors were concerned that financial crises in overseas markets might adversely affect economies in the U.S. and abroad. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate economic growth. Its strategy apparently worked, because signs of renewed economic strength became evident early in 1999, fueling fears that inflationary pressures might re-emerge. The Federal Reserve then reversed course, raising short-term interest rates twice during the summer of 1999 and effectively eliminating most of last fall's interest-rate cuts.

Tax-exempt money market yields were also influenced by supply-and-demand factors. Strong economic conditions have curtailed many municipalities' need to borrow over the short term, reducing the available supply of tax-exempt money market securities. Yet investor demand remained strong from individuals seeking to minimize their tax liabilities. This imbalance helped constrain the rise of tax-exempt money market yields relative to taxable money market yields during the first ten months of 1999.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Municipal    Reserves.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Municipal Reserves perform over the past year?

For the one-year period ended October 31, 1999, the fund's Investor shares produced a yield of 2.54% and, after taking into account the effect of compounding, the effective yield was 2.57% .(1) The fund's Class R shares provided a 2.74% yield and a 2.77% effective yield.(1) The fund's Investor shares provided a total return of 2.57%,(2) compared to a total return of 2.60% for the Lipper Tax-Exempt Money Market Fund category average for the same period.(3) The fund' s Class R shares provided a total return of 2.77%,(2) compared to a total return of 2.88% for the Lipper Institutional Tax-Exempt Money Market Fund category average for the same period.(3)

We attribute the fund's performance to our average-maturity management strategy, which attempted to anticipate seasonal yield fluctuations in a generally rising interest-rate environment.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we employ two primary strategies. First and foremost, we attempt to add value by selecting the individual tax-exempt money market instruments that we believe are most likely to provide the highest returns with the least risk. Second, we actively manage the portfolio's average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace.

Using a "bottom-up" approach that focuses on individual securities rather than economic or market trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell less attractive securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the portfolio's average maturity is a more tactical approach. If we expect the demand for securities to decrease temporarily we may reduce the portfolio' s average maturity to make cash available for the purchase of higher
yielding    securities.

If we expect demand for short-term municipal securities to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio' s average maturity to maintain current yields for as long as practical. At other times, we generally try to maintain a neutral average maturity that is consistent with our benchmark index.

What other factors influenced the fund's performance?

When the reporting period began on November 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crisis. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth. Its strategy apparently was effective. Overseas economies halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected.

In the second and third quarters of 1999, however, strong economic growth in both domestic and overseas markets raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall inflationary pressures. This change in monetary policy effectively offset 1998' s interest-rate reductions. As a result, yields of short-term money market securities, including tax-exempt instruments, generally rose during the second half of the period.

What is the fund's current strategy?

Technical factors caused by seasonal fluctuations in supply and demand had a more profound effect on the tax-exempt money markets than changes induced by economic conditions. In January and June 1999, heightened investor demand caused short-term municipal yields to decline. In April 1999, when many individuals used their liq uid  assets  to  pay  income tax liabilities, selling pressure caused tax-exempt
money   market   yields   to   rise  temporarily.  In  late  summer,  when  many
municipalities    issued    short-term    debt,    yields    rose.

We attempted to take advantage of these seasonal fluctuations by actively managing the fund's average maturity. In April 1999, for example, we increased our holdings of Variable-Rate Demand Notes (VRDNs) , which are issued by investment banks through the securitization of longer term municipal bonds. With conventional tax-exempt notes in short supply, we believe that VRDNs have offered the most attractive yields among high quality, short-term municipal securities. Conversely, in July, we reduced the percentage of floating-rate securities, thereby minimizing the impact of falling yields on the portfolio.

As of October 31, 1999, about 51% of the portfolio was composed of VRDNs, while commercial paper and municipal notes comprised 26% and 12% of the fund, respectively. This allocation is expected to give us the flexibility we need to take advantage of temporary yield fluctuations through year-end. In addition, we have maintained our focus on very high credit-quality securities, which should help us maintain liquidity if Y2K-related pressures arise.

November 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal

TAX EXEMPT INVESTMENTS--99.7%                                                                Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALASKA--2.2%

Alaska Industrial Development Authority, Revenue, VRDN

  (Providence Medical Office Building)

   3.40% (LOC; Kredietbank)                                                                   3,380,000 (a)            3,380,000

Anchorage, Higher Education Revenue, Refunding, VRDN

  (Alaska Pacific University)

   3.50% (LOC; Seattle First National Bank)                                                   3,600,000 (a)            3,600,000

COLORADO--2.3%

Colorado Health Facilities Authority, Revenue, VRDN

  (North Colorado Medical Center)

   3.45% (BPA; Credit Suisse and Insured; MBIA)                                               1,200,000 (a)            1,200,000

Dove Valley Metropolitan District of Arapohoe County,

  Revenue, Refunding 3.375%, Series B, 11/1/1999

   (LOC; Banque Nationale de Paris)                                                           1,000,000                1,000,000

Interstate South Metropolitan District, Refunding

  3.375%, Series B, 11/1/1999

   (LOC; Banque Nationale de Paris)                                                             975,000                  975,000

Larimer County, COP (Courthouse and Jail Facility)

   3.80%, 12/15/1999 (Insured; FSA)                                                           2,460,000                2,461,963

SBC Metropolitan District

   3.35%, 12/1/1999 (LOC; U.S. Bank of Washington)                                            1,560,000                1,560,000

FLORIDA--12.5%

Alachua County Health Facilities Authority, Health Facilities

  Revenue, VRDN (Shands Teaching Hospital)

   3.50%, Series B (Insured; MBIA and LOC; Suntrust Bank)                                     1,600,000 (a)            1,600,000

Broward County Housing Finance Authority, MFHR, Refunding,

   VRDN (Waters Edge Project)  4%                                                             6,740,000 (a)            6,740,000

Capital Projects Finance Authority, Revenue, VRDN

  (Florida Hospital Association Capital Project Loan)

   3.55%  (Insured; FSA and SBPA; Credit Suisse)                                              3,600,000 (a)            3,600,000

Dade County, Water and Sewer Systems Revenue, VRDN

   3.45% (Insured; FGIC and LOC; Commerzbank)                                                 5,700,000 (a)            5,700,000

Florida Multi-Family Housing Finance Agency, Refunding,

   VRDN 3.55%, Series E (LOC; Comerica Bank)                                                  1,200,000 (a)            1,200,000

Miami Health Facilities Authority, Health Facilities Revenue,

  Refunding, VRDN (Mercy Hospital Project)

   3.50% (LOC; Bank of America)                                                               1,900,000 (a)            1,900,000

Sarasota County, HR, CP (Sarasota Memorial Hospital Project):

  Health Facilities Authority,

      3.45%, 2/18/2000 (LOC; Suntrust Bank)                                                   6,400,000                6,400,000

   Public Hospital District,

      3.50%, 2/18/2000 (LOC; Suntrust Bank)                                                   3,150,000                3,150,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Sarasota County School Bond Finance Corporation,

  LR, Prerefunded 7.20%, 7/1/2000 (Escrowed in;

   U.S. Government Securities and Insured; AMBAC)                                             2,500,000                2,583,876

Sunshine Governmental Finance Commission, Revenue, CP

  3.50%, 2/1/2000 (Insured; AMBAC and LOC:

   Toronto-Dominion Bank and United Bank of Switzerland)                                      6,700,000                6,700,000

GEORGIA--1.4%

Clayton County Housing Authority, MFHR, Refunding, VRDN

  (Chateau Forest Apartments)

   3.55%, Series E (Insured; FSA and LOC; Societe Generale)                                   1,000,000 (a)            1,000,000

De Kalb County Development Authority, Revenue, VRDN

   (Marist School Inc. Project) 3.60% (LOC; Suntrust Bank)                                    3,500,000 (a)            3,500,000

ILLINOIS--11.0%

City of Chicago,

  VRDN 3.45%, Series B

   (LOC; Canadian Imperial Bank of Commerce)                                                  1,700,000 (a)            1,700,000

Illinois Development Finance Authority, VRDN:

  IDR:

    (Heritage Tool and Manufacturing Inc.)

         3.60%  (LOC; Harris Trust and Savings Bank)                                          4,965,000 (a)            4,965,000

      (Institute of Gas Technology Project)

         3.50% (LOC; Bank of Montreal)                                                        2,800,000 (a)            2,800,000

   PCR

      (Aces Power Co.)

      3.65%, Series D (LOC; Morgan Guaranty Trust Co.)                                        2,700,000 (a)            2,700,000

   Revenue

      (Residential Rental-F.C. Harris Pavilion Project)

      3.50% (LOC; FNMA)                                                                       1,100,000 (a)            1,100,000

State of Illinois, Educational Facilities Revenue, VRDN

  (Cultural Pool)

   3.45% (LOC; Bank One Corp. )                                                               1,000,000 (a)            1,000,000

Illinois Health Facilities Authority, Revenue, VRDN:

  Refunding (Swedish Covenant)

    3.55%, Series A (Insured; AMBAC and

         LOC; Bank One Corp.)                                                                 2,600,000 (a)            2,600,000

   (Rush-Presbyterian St. Lukes)

      3.45% (LOC; Northern Trust Co.)                                                         6,800,000 (a)            6,800,000

Illinois Housing Development Authority, Revenue

  (Homeowner Mortgage)

   3.90%, Sub-Series A, 7/20/2000                                                             7,000,000                7,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

City of New Lenox, IDR, VRDN (Panduit Corp. Project)

   3.55% (LOC; Commerzbank)                                                                   1,300,000 (a)            1,300,000

City of Zion, Revenue, VRDN (H & M Enterprises LLC Project)

   3.65%, Series A (LOC; Federal Home Loan Bank)                                              2,885,000 (a)            2,885,000

INDIANA--4.2%

City of Portage, EDR, VRDN (Pedcor Investments)

   3.55%, Series A (LOC; Federal Home Loan Banks)                                             6,253,000 (a)            6,253,000

Purdue University, University Revenues, VRDN (Student Fee)

   3.40%, Series L (Corp. Guaranty; Purdue University)                                          400,000 (a)              400,000

City of Seymour, EDR, VRDN

  (Pedcor Investments-Sycamore Springs Apartments Project)

   3.55%, Series A (LOC; FNMA)                                                                4,077,000 (a)            4,077,000

Whiting, Industrial and PCR, (Amoco Project-
   Standard Oil Industry)

      3.50%, 2/15/2000 (Corp. Guaranty; Amoco Credit Corp)                                    2,500,000                2,500,000

LOUISIANA--12.4%

Desoto Parish, PCR, Refunding (Central Electric Co.)

  3.60%, Series B, 11/30/1999

   (LOC; Westdeutsche Landesbank)                                                             3,700,000                3,700,000

Louisiana Public Facilities Authority:

  CP (Christus Health)

    3.75%, 2/8/20000 (Insured; AMBAC and

      LOC; Bank One Corp.)                                                                    8,000,000                8,000,000

   Refunding, VRDN:

      HR (Willis Knighton Medical Project)

         3.60% (Insured; AMBAC and SBPA;

         Credit Local de France)                                                             10,140,000 (a)           10,140,000

      MFMR (Emberwood)

         3.45% (LOC; General Electric Co.)                                                    2,100,000 (a)            2,100,000

City of New Orleans and Home Mortgage Authority, SFMR

   3.15%, Series C-2, 12/1/1999 (Collateralized; FNMA)                                        3,000,000                3,000,000

Saint James Parish, PCR, Refunding, CP (Texaco Project)

   3.50%, Series B, 1/19/2000 (Corp. Guaranty; Texaco Inc.)                                  12,500,000               12,500,000

MAINE--1.5%

Eastport, IDR, Refunding, VRDN (Passamaquoddy Tribe)

   3.50% (LOC; Wachovia Bank and Trust Co.)                                                   4,660,000 (a)            4,660,000

MASSACHUSETTS--4.5%

Massachusetts Development Finance Agency, Revenue, VRDN

  (First Mortgage Lasell Village)

   3.35%, Series C (LOC; Fleet Bank)                                                          3,900,000 (a)            3,900,000




                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Education Facility Authority,

  Revenue, VRDN:

    (Amherst College)

         3.15%, Series F (Corp. Guaranty; Amherst College)                                    3,500,000 (a)            3,500,000

      (Newton-Wellesley Hospital)

         3.15%, Series F (Insured; MBIA and LOC; Credit Suisse)                               3,400,000 (a)            3,400,000

State of Massachusetts,  Refunding, VRDN

   3.40%, Series A (LOC; Commerzbank)                                                         3,600,000 (a)            3,600,000

MICHIGAN--3.3%

Michigan Municipal Bond Authority, Revenue, BAN

  4.25%, Series B-2, 8/25/2000

   (LOC; Morgan Guaranty Trust Co.)                                                           3,000,000                3,016,019

Michigan Building Authority, Revenue, CP

  3.90%, Series 2, 1/12/2000

   (LOC; Canadian Imperial Bank of Commerce)                                                  7,400,000                7,400,000

MINNESOTA--1.3%

Minnesota Housing Finance Agency, Single Family Mortgage

   3.80%, Series H, 6/29/2000                                                                 4,000,000                4,003,776

MISSISSIPPI--.6%

Noxubee County, IDR, VRDN (Barge Forest Products Project)

   3.65% (LOC; Amsouth Bank)                                                                  1,825,000 (a)            1,825,000

MISSOURI--.8%

Independence Industrial Development Authority, IDR, Refunding,

  VRDN (Groves and Graceland)

   3.50%, Series A (LOC; Credit Locale de France)                                               100,000 (a)              100,000

Missouri Higher Education Loan Authority, Student Loan ,

  Revenue, VRDN:

      3.55%, Series A (LOC; National Westminster Bank)                                        1,000,000 (a)            1,000,000

      3.55%, Series B (LOC; National Westminster Bank)                                        1,500,000 (a)            1,500,000

MONTANA--1.5%

Butte-Silver Bow, PCR, Refunding, VRDN

  (Rhone-Poulenc Inc. Project)

   3.55% (LOC; Banque Nationale de Paris)                                                     1,605,000 (a)            1,605,000

Montana Health Facilities Authority, Health Care Revenue,

  VRDN (Pooled Loan Program)

   3.40%, Series A (Insured; FGIC and SBPA; Norwest Bank)                                     3,000,000 (a)            3,000,000

NEVADA--6.6%

Clark County, Airport Improvement Revenue, VRDN (Sub Lien)

   3.45%, Series A-1 (LOC; Westdeutsche Landesbank)                                           2,700,000 (a)            2,700,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEVADA (CONTINUED)

Clark County Airport, Revenue (Sub Lien)

  3.70%, Series B-2, 2/29/2000

   (LOC; Bayerische Landesbank)                                                               3,900,000                3,900,000

Clark County Airport, Special Facility Revenue:

  (Signature Flight Project)

      3.35%, 12/1/1999 (LOC; Bayerische Landesbank)                                           7,335,000                7,335,000

   (Signature Project)

      3.25%, Series A, 12/1/1999

      (LOC; Bayerische Landesbank)                                                            7,140,000                7,140,000

NEW HAMPSHIRE--.6%

New Hampshire Higher Educational and Health Facilities

  Authority, Revenue (Dartmouth Educational Loan Corp.)

   3.30%, 6/1/2000 (Guaranteed by; Dartmouth College)                                         1,920,000                1,920,000

NEW MEXICO--1.1%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN

  (Wastewater Systems) 3.55%, Series B

   (LOC; Canadian Imperial Bank of Commerce)                                                  3,500,000 (a)            3,500,000

NEW YORK--4.0%

City of New York, VRDN

   3.40%, Sub-Series J-2 (LOC; Commerzbank)                                                   5,650,000 (a)            5,650,000

Metropolitan Transit Authority, Transit Facility Revenue, CP

   3.45%, Series 1, 12/9/1999 (LOC; ABN-Amro Bank)                                            7,000,000                7,000,000

NORTH DAKOTA--1.0%

Grand Forks, Hospital Facilities Revenue, VRDN

  (United Hospital Obligation Group Project)

   3.65% (LOC; ABN-Amro Bank)                                                                 3,200,000 (a)            3,200,000

PENNSYLVANIA--4.9%

Allegheny County Hospital Development Authority, Revenue,

  VRDN (Health Center Presbyterian)

   3.60%, Series B (Insured; MBIA and SBPA;  PNC Bank)                                          100,000 (a)              100,000

Dauphin County General Authority, Revenue, VRDN

  (All Health Pooled Financing)

   3.60%, Series B (Insured; FSA and SBPA; Credit Suisse)                                       900,000 (a)              900,000

Fairview School District, Prerefunded

  6%, 2/15/2000 (Escrowed in; U.S. Government Securities

   and Insured; FGIC)                                                                           890,000                  897,191

Lehigh County Industrial Development Authority, PCR, VRDN

  (Allegheny Electric Co-Op)

   3.90% (LOC; Rabobank Nederland)                                                              820,000 (a)              820,000

Moon Industrial Development Authority, IDR, VRDN

  (Executive Office Association Project)

   3.60% (LOC; PNC Bank)                                                                      1,250,000 (a)            1,250,000

STATEMENT OF INVESTMENTS (CONTINUED)




-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Turnpike Commission, Revenue, Refunding

   5%, Series O, 12/1/1999 (Insured; FGIC)                                                    1,000,000                1,001,505

Quakertown General Authority, Revenue, VRDN

  (Pooled Financing Program)

   3.60%, Series A (LOC; PNC Bank)                                                            1,355,000 (a)            1,355,000

Quakertown Hospital Authority, HR, VRDN

  (HPS Group Pooled Financing Project)

   3.60% (LOC; First National Bank of Chicago)                                                9,100,000 (a)            9,100,000

SOUTH CAROLINA--.3%

South Carolina Jobs Economic Development Authority, EDR,

  VRDN (Wellman Inc. Project)

   3.65% (LOC; Wachovia Bank and Trust Co.)                                                   1,100,000 (a)            1,100,000

TEXAS--13.5%

Austin Texas Travis and Williamson Counties, CP

   3.55%, 12/6/1999 (LOC; Morgan Guaranty Trust Co.)                                          6,250,000                6,250,000

Brownsville, Utility Systems Revenue, CP 3.55%, Series A,

   11/15/1999 (LOC; Toronto-Dominion Bank)                                                   10,725,000               10,725,000

Comal County Health Facilities Development Corporation,

  Health Care Systems Revenue, VRDN

   (McKenna) 3.65% (LOC; Chase Manhattan Bank)                                                3,000,000 (a)            3,000,000

Dallas Area Rapid Transportation, Sales Tax Revenue, CP

  3.60%, 11/9/1999 (LOC: Bayerische Landesbank,

   United Bank of Switzerland, and Westdeutsche Landesbank)                                   7,000,000                7,000,000

Dallas Industrial Development Corporation, IDR, VRDN

  (Sealed Power Corp.)

   3.60% (LOC; National Bank of Detroit)                                                      1,100,000 (a)            1,100,000

North Texas Higher Education Authority Inc.,

  Student Loan Revenue, Refunding, VRDN

  3.55%, Series A (BPA; Student Loan Marketing Association

   and Insured; AMBAC)                                                                        2,000,000 (a)            2,000,000

Nueces County Health Facilities Development Corporation,

  Revenue, VRDN (Driscoll Childrens Foundation)

   3.60% (LOC; Bank One Corp.)                                                                2,395,000 (a)            2,395,000

Rockwall Industrial Development Corporation, IDR, VRDN

  (Columbia Extrusion Corp.)

   3.70% (LOC; U.S. National Bank of Oregon)                                                  2,285,000 (a)            2,285,000

State of Texas, G.O. Notes 4.50%, Series A, 8/31/2000                                         8,000,000                8,052,038

VIRGINIA--2.6%

Campbell County Industrial Development Authority,

  Exempt Facility Revenue, VRDN

  (Hadson Power 12)

   3.65%, Series A (LOC; Barclays Bank)                                                       5,200,000 (a)            5,200,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Halifax County Industrial Development Authority, IDR, VRDN

  (Annin and Co. Project)

   3.75% (LOC; Chase Manhattan Bank)                                                          1,875,000 (a)            1,875,000

Virginia Small Business Financing Authority, IDR, VRDN

  (Coral Graphic)

   3.65% (LOC; Chase Manhattan Bank)                                                          1,400,000 (a)            1,400,000

WASHINGTON--.6%

Port Seattle Industrial Development Corporation, Revenue,

   Refunding, VRDN (Sysco Food Service Project) 3.55%                                         1,000,000 (a)            1,000,000

Washington Public Power Supply System Revenue, Refunding

  (Nuclear Project No. 1)

   7.25%, Series C, 7/1/2000 (Insured; FGIC)                                                  1,000,000                1,023,574

WISCONSIN--1.5%

Wisconsin Housing and Economic Development Authority,

  Revenue (Home Ownership)

   3.55%, Series I, 8/15/2000                                                                 5,000,000                5,000,000

WYOMING--.7%

Green River, PCR, Revenue, Refunding, VRDN

  (Rhone Poulenc Inc. Project)

   3.50% (LOC; ABN-Amro Bank)                                                                 2,300,000 (a)            2,300,000

U.S. RELATED--1.9%

Commonwealth of Puerto Rico Government Development Bank,

   VRDN 3.25% (Insured; MBIA and LOC; Credit Suisse)                                          6,100,000 (a)            6,100,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $313,854,942)                                                             98.8%              313,854,942

CASH AND RECEIVABLES (NET)                                                                         1.2%                3,951,150

NET ASSETS                                                                                       100.0%              317,806,092




Summary of Abbreviations
-----------------------------------------------------------------------------------------------------------------------------------

AMBAC        American Municipal Bond                                 IDR           Industrial Development Revenue

                Assurance Corporation                                LOC           Letter of Credit

BAN          Bond Anticipation Notes                                 LR            Lease Revenue

BPA          Bond Purchase Agreement                                 MBIA          Municipal Bond Investors Assurance

COP          Certificate of Participation                                             Insurance Corporation

CP           Commercial Paper                                        MFHR          Multi-Family Housing Revenue

EDR          Economic Development Revenue                            MFMR          Multi-Family Mortgage Revenue

FGIC         Financial Guaranty Insurance Company                    PCR           Pollution Control Revenue

FNMA         Federal National Mortgage Association                   SBPA          Standby Bond Purchase Agreement

FSA          Financial Security Assurance                            SFMR          Single Family Mortgage Revenue

GO           General Obligation                                      VRDN          Variable Rate Demand Notes

HR           Hospital Revenue

Summary of Combined Ratings

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1 +, F1                         VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 89.2

AAA/AA(b)                        Aaa/Aa(b)                       AAA/AA(b)                                        10.1

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                       .7

                                                                                                                 100.0



(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF
COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           313,854,942   313,854,942

Receivable for investment securities sold                             3,000,000

Interest receivable                                                   1,609,153

                                                                    318,464,095
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           139,923

Due to Distributor                                                           39

Cash overdraft due to Custodian                                         515,302

Interest payable--Note 3                                                  2,739

                                                                        658,003
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      317,806,092
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     317,814,439

Accumulated net realized gain (loss) on investments                     (8,347)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      317,806,092

NET ASSET VALUE PER SHARE

                                                         Investor      Class R
-------------------------------------------------------------------------------

Net Assets ($)                                         30,688,876   287,117,216

Shares Outstanding                                     30,690,887   287,122,949
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,278,822

EXPENSES:

Management fee--Note 2(a)                                            1,429,824

Distribution fees (Investor Shares)--Note 2(b)                          56,980

Interest expense--Note 3                                                12,004

TOTAL EXPENSES                                                       1,498,808

INVESTMENT INCOME--NET,
  REPRESENTING NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  7,780,014

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                               --------------------------------

                                                         1999             1998
-------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS          7,780,014       7,399,745
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                     (724,308)       (715,181)

Class R shares                                    (7,055,706)     (6,723,392)

Net realized gain on investments:

Investor shares                                        --            (6,024)

Class R shares                                         --           (62,009)

TOTAL DIVIDENDS                                   (7,780,014)    (7,506,606)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold:

Investor shares                                 101,990,468       109,466,877

Class R shares                                  872,535,246       631,394,198

Dividends reinvested:

Investor shares                                    669,793           681,448

Class R shares                                   1,220,288         1,649,472

Cost of shares redeemed:

Investor shares                               (99,272,622)      (102,321,618)

Class R shares                               (814,277,109)      (599,466,760)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  62,866,064         41,403,617

TOTAL INCREASE (DECREASE) IN NET ASSETS        62,866,064         41,296,756
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           254,940,028        213,643,272

END OF PERIOD                                 317,806,092        254,940,028

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended October 31,
                                                                 ------------------------------------------------------------------

INVESTOR SHARES                                                  1999           1998           1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .025           .029          .030           .029          .032

Distributions:

Dividends from investment income--net                            (.025)         (.029)        (.029)         (.029)        (.032)

Dividends from net realized gain on
   investments                                                     --           (.000)(a)     (.001)           --            --

Total Distributions                                              (.025)         (.029)        (.030)         (.029)        (.032)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.57           3.00          3.00           2.96          3.28
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .70           .72            .70           .70

Ratio of net investment income
   to average net assets                                         2.54           2.90          2.92           2.92          3.33
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          30,689         27,301        19,486         14,074        17,764

(A)  AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS R SHARES                                                   1999          1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .027          .031           .032           .031          .034

Distributions:

Dividends from investment income--net                            (.027)        (.031)         (.031)         (.031)        (.034)

Dividends from net realized gain on
   investments                                                     --          (.000)(a)      (.001)            --           --

Total Distributions                                              (.027)        (.031)         (.032)         (.031)        (.034)

Net asset value, end of period                                   1.00          1.00           1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.77          3.21           3.21           3.17          3.48
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50           .50            .52            .50           .50

Ratio of net investment income
   to average net assets                                         2.74          3.11           3.10           3.11          3.41
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         287,117       227,639        194,158        221,178       205,373

(A)  AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek income exempt from federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a)  Portfolio valuation: Investments in securities are valued at amortized cost
in   accordance   with   Rule  2a-7  of  the  Act,  which  has  been   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2005.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Investment Management Fee and Other Transactions  With Affiliates:

(a) Investment Management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors,
that    would     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 1999, the Investor shares were charged $56,980 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time of borrowings.

The average amount of borrowings outstanding during the period ended October 31, 1999 was approximately $223,600 with a related weighted average annualized interest rate of 5.37%.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law. The fund hereby designates all the dividends paid from investment income-net during the fiscal year ended October 31, 1999 as " exempt-interest dividends" (not generally subject to regular Federal income tax).


                                                           For More Information

                        Dreyfus Municipal Reserves

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                              324/724AR9910

Dreyfus

U.S. Treasury

Reserves

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            12   Notes to Financial Statements

                            17   Independent Auditors' Report

                            18   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         U.S. Treasury Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Reserves, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
David    Hertan.

When the reporting period began, the U.S. financial markets were experiencing the aftermath of a sharp correction caused primarily by the spread of the global financial crisis overseas. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates, which also reduced money market yields.

The Fed' s strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period. Investors had become concerned that strong economic growth in the United States might rekindle dormant inflationary pressures. As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose during the second and third quarters in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal
Reserve Board raised rates twice during the summer of 1999 in an attempt to forestall a potential resurgence of inflationary pressures. This increase effectively reversed most of last fall's interest-rate cuts, and led to higher yields on most money market securities.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    U.S.    Treasury    Reserves.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves  perform during the period?

For the 12-month period ended October 31, 1999, Dreyfus U.S. Treasury Reserves' Investor shares produced a yield of 4.19% while its Class R shares produced a yield of 4.40% . After taking into account the effect of compounding, the effective yields for Investor shares and Class R shares were 4.27% and 4.48%, respectively.(1)

For the 12-month period ended October 31, 1999, the fund's Investor shares provided a total return of 4.27%(2) compared to the Lipper U.S. Treasury Money Market Funds category average total return of 4.17% for the same time period.(3) For the same 12-month period, the fund's Class R shares provided a total return of 4.48% ,(2) compared to the Lipper Institutional U.S. Treasury Money Market Funds category average total return of 4.48%(3)

We attribute the fund's performance to the fact that we maintained a relatively long average maturity in the portfolio during the first half of the period, which enabled us to lock in higher returns when interest rates were declining. Conversely, as interest rates were rising during the second half of the period, we shortened the fund's average maturity and were able to capture higher yields as they became available. In addition, our emphasis on repurchase agreements
helped    boost    the    fund'   s    overall    returns.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States government as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. Because U.S. Treasury bills and notes are backed by the full faith and
credit    of     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the U.S. government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

During the past year, the returns offered by U.S. Treasury securities such as those held in this fund have fluctuated. That's because interest rates, which generally determine the returns for these types of investments, also fluctuated
during    the    period.

At  the  beginning  of  the  fund's 12-month reporting period, the global equity markets were in the midst of a crisis that created a "flight to quality" in which many investors flocked to the safety provided by U.S. Treasury securities. In an effort to stimulate global economic growth, the Federal Reserve Board lowered short-term interest rates by a total of 75 basis points in three separate moves in October and November, 1998. However, by the end of the year and into the first quarter of 1999, many industry analysts were surprised to see signs that the Asian economies were beginning to recover. As a result, investors became concerned that the Federal Reserve Board might take back some of last
fall'   s    interest-rate    cuts.

Toward the end of the second quarter, the global economy appeared to be recovering. Commodity prices, particularly oil prices, began to climb, signaling the end of the "flight to quality" for U.S. bond market investors as they became more comfortable holding riskier assets. As a result, prices on U.S. Treasury bonds began to fall.

By the end of the third quarter, commodity prices had leveled off and the U.S. Treasury market stabilized. Because of a stronger global economy and potential inflationary pressures, the Federal Reserve Board raised short-term interest rates twice during the summer. An additional rate hike was expected in November 1999, which would effectively offset all of last fall's rate cuts.


What is the fund's current strategy?

In an effort to provide a high level of income, we allocated a large portion of the portfolio' s total assets to repurchase agreements during the period. Commonly referred to as repos, repurchase agreements are overnight loans to government dealers that are collateralized, in the case of this fund, with U.S. Treasuries. The primary purpose of investing in repos is to provide liquidity to the fund. However, because their rates were higher than T-bills during the
period,    they    generated    a    higher    return.

In managing the portfolio for year-end, we are taking advantage of repos in order to maintain overnight liquidity. We are also currently keeping the portfolio' s average maturity short to enable the fund to seek to take advantage of any possible further interest-rate moves.

November 15, 1999

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999

                                                            Annualized
                                                              Yield on
                                                               Date of                      Principal
U.S. TREASURY BILLS--22.5%                                 Purchase (%)                     Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

11/4/1999                                                          4.45                    135,000,000                 134,949,938

  (cost $134,949,938)

U.S. TREASURY NOTES--29.2%
-----------------------------------------------------------------------------------------------------------------------------------

5.875%, 11/15/1999                                                 4.56                     15,000,000                  15,006,423

5.625%, 11/30/1999                                                 4.50                     40,000,000                  40,027,976

7.75%, 12/31/1999                                                  4.41                     10,000,000                  10,047,883

5.875%, 2/15/2000                                                  4.72                     25,000,000                  25,068,160

8.50%, 2/15/2000                                                   4.40                     20,000,000                  20,211,066

5.50%, 2/29/2000                                                   5.10                     10,000,000                  10,006,962

6.375%, 5/15/2000                                                  4.57                     55,000,000                  55,342,981

TOTAL U.S. TREASURY NOTES

  (cost $175,711,451)                                                                                                  175,711,451
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--48.1%
-----------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch & Co.
  dated 10/29/1999, due 11/1/1999
  in the amount of $149,434,603
  (fully collateralized by $120,000,000
  U.S. Treasury Bills, due 10/1/2002,
  and by $29,370,000
  U.S. Treasury Bonds, 12.375%, due
  5/15/2004, value $152,362,025)                                   5.19                    149,370,000                 149,370,000

SBC Warburg Dillon Read, Inc.
  dated 10/29/1999, due 11/1/1999
  in the amount of $140,060,900
  (fully collateralized by $140,000,000
  U.S. Treasury Bonds, 9.125%, due
  5/15/2009, value $142,800,513)                                   5.22                    140,000,000                 140,000,000

TOTAL REPURCHASE AGREEMENTS

  (cost $289,370,000)                                                                                                  289,370,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $600,031,389)                                                            99.8%                 600,031,389

CASH AND RECEIVABLES (NET)                                                                         .2%                   1,117,756

NET ASSETS                                                                                      100.0%                 601,149,145

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                                                                       Cost                  Value
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $289,370,000)
   --Note 1(c)                                                                                   600,031,389            600,031,389

Interest receivable                                                                                                       4,032,750

                                                                                                                        604,064,139
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                               270,343

Cash overdraft due to Custodian                                                                                           2,644,651

                                                                                                                          2,914,994
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                          601,149,145
-----------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                         601,179,213

Accumulated net realized gain (loss) on investments                                                                         (30,068)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                           601,149,145

NET ASSET VALUE PER SHARE

                                                  Investor Shares      Class R
                                                                       Shares
-------------------------------------------------------------------------------

Net Assets                                             36,375,203   564,773,942

Shares Outstanding                                     36,386,146   564,793,067
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     33,144,430

EXPENSES:

Management fee--Note 2(a)                                            3,386,551

Distribution fees (Investor Shares)--Note 2(b)                         192,131

TOTAL EXPENSES                                                       3,578,682

INVESTMENT INCOME--NET                                              29,565,748
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  8,819

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                29,574,567

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           ------------------------------------

                                                     1999                1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         29,565,748           34,970,313

Net realized gain (loss) on investments             8,819             (38,887)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   29,574,567          34,931,426
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (3,995,726)           (7,119,905)

Class R shares                               (25,570,022)          (27,850,408)

Net realized gain on investments:

Investor shares                                     --                  (4,910)

Class R shares                                      --                 (18,455)

TOTAL DIVIDENDS                              (29,565,748)          (34,993,678)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                               547,120,345          771,417,738

Class R shares                              1,600,623,062        1,786,812,396

Dividends reinvested:

Investor shares                                 3,916,616            2,712,741

Class R shares                                 22,586,362           24,906,286

Cost of shares redeemed:

Investor shares                             (630,281,989)        (771,398,333)

Class R shares                            (1,672,499,479)      (1,719,791,151)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS               (128,535,083)          94,659,677

TOTAL INCREASE (DECREASE) IN NET ASSETS     (128,526,264)          94,597,425
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           729,675,409          635,077,984

END OF PERIOD                                 601,149,145          729,675,409

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

INVESTOR SHARES                                                  1999          1998            1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00            1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .042           .048            .048           .046          .049

Distributions:

Dividends from investment income--net                            (.042)        (.048)          (.048)         (.046)        (.049)

Net asset value, end of period                                   1.00          1.00            1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.27          4.95            4.89           4.74          5.02
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70           .70             .70            .70           .70

Ratio of net investment income
   to average net assets                                         4.16          4.85            4.81           4.64          4.92
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          36,375       115,622         112,900         21,826        21,386

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS R SHARES                                                   1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .044            .050           .050           .048          .051

Distributions:

Dividends from investment income--net                           (.044)          (.050)         (.050)         (.048)        (.051)

Net asset value, end of period                                  1.00            1.00           1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                4.48            5.16           5.10           4.94          5.23
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .50             .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                        4.40            5.03           4.98           4.79          5.14
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                        564,774         614,053        522,178        464,303       399,873

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities,  including  the  risk  of  a  possible  decline  in the value of the underlying  securities  during  the  period  while  the fund seeks to assert its
rights.    The    Manager,    acting    under    the    supervision
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $30,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2006.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually
obligated    to    pay    the

Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an
affiliate   of  the  Manager,  for  shareholder  servicing  activities  and  the
Distributor  for activities primarily intended to result in the sale of Investor
shares.   During  the  period  October  31,  1999,  Investor shares were charged
$192,131 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the line of credit.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the Fund hereby designates 31.75% of the ordinary income dividends paid during its fiscal year ended October 31, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


NOTES

                                                           For More Information

                        Dreyfus U.S. Treasury Reserves

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                              326/726AR9910


Dreyfus Premier

Midcap Stock Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            21   Notes to Financial Statements

                            27   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                              Midcap Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Midcap Stock Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

Over the past year, midcap stocks generally performed better than small-cap stocks but did not fare as well as the large-cap market sector. When the reporting period began, the entire U.S. stock market had just completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, and investors became concerned that inflationary pressures might re-emerge. As a result, the Federal Reserve Board raised short-term interest rates twice during the summer in an effort to forestall a reacceleration of inflation in a fast-growing economy. In this environment, equity investors once again preferred the relative predictability of earnings from large-cap companies.

Despite  a  brief  rally  in  April and May, small- and mid-cap stocks generally failed to keep pace with their large-cap counterparts. However, some midcap stocks, especially technology companies that were subject to heightened investor
speculation,    were    exceptions    to    this    trend.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Midcap Stock Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform  relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund's Class A, B, C and R shares produced total returns of 17.21% , 16.32% , 16.30% and 17.44% , respectively.(1) In contrast, the Standard & Poor' s MidCap 400 Index ("S&P MidCap 400" ), which serves as the fund's benchmark, produced a total return of 21.07% for the same period.(2)

During the first half of the reporting period, the fund had to compete with a benchmark that included such high-flying stocks as Qualcomm and E*Trade Group. These and several other companies did not fit our investment process, mainly because of their extreme valuations. This problem was mitigated as 1999 progressed because some of these companies moved into the Standard & Poor's 500 Index or their stock prices returned to more rational levels. In addition, the fund' s returns were enhanced in the second half of the reporting period, relative to its benchmark, when investors appeared to be somewhat more attracted
to    traditional    valuation    measures.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines computer analysis with human judgment.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as an attractive, neutral or unattractive investment, based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include earnings estimates, profit margins and growth in cash flow. We establish weights for each of these factors based upon our analysis of which factors are being rewarded by investors, making adjustments along the way for the uniqueness of various
industries    and     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

economic sectors. For example, the equity markets may be rewarding companies with strong growth in cash flow. If this were the case, then we would add more weight to our growth-in-cash flow factor.

Then our investment management team conducts fundamental research on each stock, which ultimately results in their buy-and-sell recommendations. The fund seeks to own the best-performing stocks within each economic sector of the S&P MidCap
400. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

During most of the 12-month reporting period, investors were jittery about the economic environment, causing them to favor large household name stocks. Last November, the Asian economic crisis was still causing concerns about a worldwide recession and deflation, which is why the Federal Reserve Board lowered interest rates three times in rapid succession. It wasn't until April 1999 that midcap stocks began to perform comparatively well, when it appeared that economic growth was accelerating and investor concerns over deflation were waning. By late spring however, the U.S. economy appeared in danger of overheating. Energy prices soared and investors began to worry about inflation, causing the Fed to raise interest rates in June and August and the anticipation of an additional rate hike in November, shortly after the end of the fund's fiscal year. Rising interest rates and a spike in the Consumer Price Index created new worries for investors. As a result, investors generally shifted from midcap stocks to large-cap companies that they perceived offered less risk.

What is the fund's current strategy?

We continue to follow our quantitatively driven valuation model and our sector-neutral portfolio construction process. In doing so, we have identified a number of individual stocks in a broad array of industries which have provided strong investment performance.


In the technology sector, Apple Computer has made an impressive rebound as the market has indicated strong acceptance of its new products. In healthcare, Biogen continued to have a positive impact on the fund's returns. Biogen continued to beat Wall Street expectations based on its very successful drug, Avonex, used in the treatment of multiple sclerosis. In retailing, Zale Corporation has benefited from the strong economy as well as its strategy of offering jewelry at a variety of price points. A recent addition to the portfolio is Univision Communications, a Spanish-language television broadcaster based in Los Angeles whose audience is increasing along with the booming Hispanic population in the U.S.

The fund invests in a broadly diversified portfolio of midcap companies, which are a blend of growth as well as value names. We believe the midcap sector of the market includes a number of dynamic and interesting companies that currently offer attractive valuations relative to their large-cap counterparts.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. TOTAL RETURN DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Midcap Stock Fund Class R shares and the Standard & Poor's MidCap 400 Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER MIDCAP STOCK FUND ON 11/12/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/93 IS USED AS THE BEGINNING VALUE ON 11/12/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE DREYFUS PREMIER MIDCAP STOCK FUND SEEKS INVESTMENT RETURNS (INCLUDING CAPITAL APPRECIATION AND INCOME) CONSISTENTLY SUPERIOR TO THE STANDARD & POOR'S MIDCAP 400 INDEX. WHILE THE MIDCAP MARKET IS THE FUND'S MAIN FOCUS, THE FUND CAN ALSO INVEST IN OTHER AREAS, SUCH AS STOCKS OF SMALLER AND LARGER CORPORATIONS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A BROAD-BASED INDEX OF 400 COMPANIES WITH MARKET CAPITALIZATIONS GENERALLY RANGING FROM $50 MILLION TO $10 BILLION AND IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL MIDCAP STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                                             Inception                                    From

                                                                               Date          1 Year          5 Years    Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                                                     4/6/94         10.46%          18.45%       15.97%
WITHOUT SALES CHARGE                                                          4/6/94         17.21%          19.85%       17.21%

Class B Shares
WITH REDEMPTION*                                                              1/16/98        12.32%            --          4.58%
WITHOUT REDEMPTION                                                            1/16/98        16.32%            --          6.72%

Class C Shares
WITH REDEMPTION**                                                             1/16/98        15.30%            --          6.80%
WITHOUT REDEMPTION                                                            1/16/98        16.30%            --          6.80%

Class R Shares                                                               11/12/93        17.44%          20.15%       16.27%
-----------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/99

                                                                             Inception                                     From

                                                                               Date          1 Year          5 Years    Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class T Shares
WITH SALES CHARGE (4.5%)                                                      8/16/99          --              --         (5.39)%
WITHOUT SALES CHARGE                                                          8/16/99          --              --         (0.95)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS
REDUCED TO 0% AFTER SIX YEARS.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR
SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 1999

COMMON STOCKS--100.4%                                                                            Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--2.2%

Cytec Industries                                                                                 51,500  (a)           1,329,344

Engelhard                                                                                        59,600                1,050,450

Sherwin-Williams                                                                                 47,800                1,069,525

Solutia                                                                                          64,200                1,103,438

                                                                                                                       4,552,757

CONSUMER CYCLICAL--11.7%

Abercrombie & Fitch, Cl. A                                                                       56,800  (a)           1,547,800

Alaska Air Group                                                                                 27,900  (a)           1,109,025

BJ's Wholesale Club                                                                              45,800  (a)           1,411,212

Bob Evans Farms                                                                                  50,500                  694,375

Brinker International                                                                            46,000  (a)           1,072,375

Brunswick                                                                                        37,300                  843,912

Dollar Tree Stores                                                                               41,500  (a)           1,807,844

Furniture Brands International                                                                   66,300  (a)           1,284,562

Harley-Davidson                                                                                  17,100                1,014,244

Leggett & Platt                                                                                  47,500                1,053,906

MGM Grand                                                                                        30,700  (a)           1,565,700

Meritor Automotive                                                                               61,700                1,045,044

Miller (Herman)                                                                                  41,400                  897,863

Nautica Enterprises                                                                              38,900  (a)             585,931

Navistar International                                                                           23,900  (a)             996,331

Ross Stores                                                                                     112,200                2,314,125

TJX Cos.                                                                                         90,500                2,454,813

V.F.                                                                                             28,800                  865,800

Zale                                                                                             47,100  (a)           1,972,313

                                                                                                                      24,537,175

CONSUMER STAPLES--4.6%

Dial                                                                                             48,900                1,143,037

Earthgrains                                                                                      29,800                  679,812

Hormel Foods                                                                                     34,300                1,479,188

Lancaster Colony                                                                                 37,200                1,299,675

Lauder (Estee), Cl. A                                                                            26,000                1,212,250

Supervalu                                                                                        45,500                  955,500

U.S. Foodservice                                                                                 46,400  (a)             890,300

Universal Foods                                                                                  99,100                1,895,288

                                                                                                                       9,555,050



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--7.0%

Diamond Offshore Drilling                                                                        56,400                1,790,700

KeySpan Energy                                                                                   54,600                1,535,625

LG&E Energy                                                                                      40,900                  899,800

NICOR                                                                                            29,200                1,131,500

Questar                                                                                          57,000                1,026,000

Santa Fe International                                                                           34,800                  732,975

Tidewater                                                                                        41,500                1,245,000

Tosco                                                                                            63,700                1,612,406

Transocean Offshore                                                                              70,000                1,903,125

Ultramar Diamond Shamrock                                                                        64,100                1,570,450

Vastar Resources                                                                                 21,800                1,287,563

                                                                                                                      14,735,144

HEALTH CARE--9.9%

Allergan                                                                                         25,100                2,695,113

BioChem Pharma                                                                                   58,000  (a)           1,192,625

Biogen                                                                                           64,800  (a)           4,803,300

Biomet                                                                                           56,100                1,690,013

Health Management Associates, Cl. A                                                             153,400  (a)           1,361,425

Lincare Holdings                                                                                 42,100  (a)           1,184,062

MedImmune                                                                                        27,900  (a)           3,124,800

Patterson Dental                                                                                 11,300  (a)             509,206

Universal Health Services, Cl. B                                                                 37,700  (a)           1,107,437

VISX                                                                                             20,800  (a)           1,301,300

Watson Pharmaceuticals                                                                           52,000  (a)           1,651,000

                                                                                                                      20,620,281

INTEREST SENSITIVE--14.6%

Associated Banc                                                                                  36,800                1,415,650

Block (H & R)                                                                                    27,200                1,157,700

City National                                                                                    62,200                2,410,250

Cullen/Frost Bankers                                                                             54,000                1,559,250

Dime Bancorp                                                                                     60,500                1,081,438

Edwards (A.G.)                                                                                   50,000                1,503,125

First Tennessee National                                                                         59,800                2,033,200

Golden West Financial                                                                            14,300                1,598,025

Mercantile Bankshares                                                                            48,800                1,756,800

Mutual Risk Management                                                                           41,400                  626,175

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Nationwide Financial Services, Cl. A                                                             36,600                1,386,225

North Fork Bancorporation                                                                        49,400                1,021,962

Old Kent Financial                                                                               52,320                2,132,040

PMI Group                                                                                        45,100                2,339,563

Pacific Century Financial                                                                        62,600                1,428,062

Paine Webber Group                                                                               13,400                  546,050

Radian Group                                                                                     25,100                1,325,594

RenaissanceRe Holdings                                                                           13,100                  477,331

T. Rowe Price Associates                                                                         55,100                1,956,050

Travelers Property and Casualty, Cl. A                                                           36,600                1,317,600

Union Planters                                                                                   33,400                1,486,300

                                                                                                                      30,558,390

MINING AND METALS--.9%

AK Steel Holding                                                                                 29,600                  512,450

Centex Construction Products                                                                     28,900                1,027,756

Cleveland-Cliffs                                                                                  9,900                  295,762

                                                                                                                       1,835,968

PRODUCER GOODS--6.7%

American Power Conversion                                                                        84,700  (a)           1,900,456

Briggs & Stratton                                                                                23,700                1,384,969

Caraustar Industries                                                                             70,700                1,705,638

Centex                                                                                           35,000                  938,437

Cordant Technologies                                                                             28,500                  888,844

Crane                                                                                            51,800                1,058,662

Dexter                                                                                           17,900                  627,619

Georgia-Pacific (Timber Group)                                                                   26,500                  632,688

Kansas City Southern Industries                                                                  33,100                1,570,181

Louisiana-Pacific                                                                                81,900                1,039,106

Trinity Industries                                                                               41,000                1,222,313

USFreightways                                                                                    21,400                  969,688

                                                                                                                      13,938,601

SERVICES--11.0%

Belo (A.H.), Cl. A                                                                               60,600                1,234,725

Circle.com                                                                                        6,525                   94,612

Computer Task Group                                                                              31,800                  401,475

Convergys                                                                                        92,100  (a)           1,801,706

DST Systems                                                                                      15,700  (a)             999,894



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

DeVry                                                                                            63,300  (a)           1,333,256

Hertz, Cl. A                                                                                     53,200                2,307,550

King World Productions                                                                          26,700a  (a)           1,034,625

Knight-Ridder                                                                                    18,500                1,174,750

McClatchy, Cl. A                                                                                 27,000                1,059,750

Pulitzer                                                                                         18,900                  810,337

Quintiles Transnational                                                                          57,900  (a)           1,074,769

Snyder Communications                                                                            26,100  (a)             332,775

SunGard Data Systems                                                                             44,900  (a)           1,097,244

United States Cellular                                                                           21,000  (a)           1,858,500

Univision Communications, Cl. A                                                                  17,700  (a)           1,505,606

VeriSign                                                                                         15,800  (a)           1,951,300

Washington Post, Cl. B                                                                            3,200                1,702,600

Young & Rubicam                                                                                  29,600                1,354,200

                                                                                                                      23,129,674

TECHNOLOGY--23.6%

Altera                                                                                          124,800  (a)           6,068,400

Apple Computer                                                                                   20,000  (a)           1,602,500

BMC Software                                                                                     43,500  (a)           2,792,156

Check Point Software Technologies                                                                16,200  (a)           1,874,137

Compuware                                                                                        57,200  (a)           1,590,875

Comverse Technology                                                                              17,500  (a)           1,986,250

Jabil Circuit                                                                                    32,400  (a)           1,692,900

Johnson Controls                                                                                 21,700                1,318,275

Legato Systems                                                                                   52,200  (a)           2,805,750

Lexmark International Group, Cl. A                                                               34,400  (a)           2,685,350

Linear Technology                                                                                66,300                4,636,856

Maxim Integrated Products                                                                        56,000  (a)           4,420,500

SABRE Group Holdings, Cl. A                                                                      61,800  (a)           2,746,237

Sanmina                                                                                          31,800  (a)           2,863,988

Sterling Software                                                                                43,900  (a)             963,056

Teradyne                                                                                         47,700  (a)           1,836,450

VERITAS Software                                                                                 34,100  (a)           3,678,538

Vitesse Semiconductor                                                                            57,000  (a)           2,614,875

Waters                                                                                           24,500  (a)           1,301,563

                                                                                                                      49,478,656

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES--8.2%

Allegheny Energy                                                                                 38,900                1,237,506

Century Telephone Enterprises                                                                    23,900                  966,456

Energy East                                                                                      76,300                1,917,037

GPU                                                                                              47,200                1,601,850

IPALCO Enterprises                                                                               96,900                1,980,394

Northern States Power                                                                            41,300                  887,950

NSTAR                                                                                            45,200                1,720,425

OGE Energy                                                                                       86,800                1,969,275

Peoples Energy                                                                                   14,800                  562,400

Pinnacle West Capital                                                                            30,000                1,106,250

Sierra Pacific Resources                                                                         49,768                1,119,780

TECO Energy                                                                                      38,600                  851,613

Telephone and Data Systems                                                                       10,800                1,244,700

                                                                                                                      17,165,636

TOTAL COMMON STOCKS

   (cost $190,636,546)                                                                                               210,107,332
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--.7%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENTS;

  Goldman Sachs & Co.,

  Tri-Party Repurchase Agreement, 5.18%

  dated 10/29/1999 to be repurchased

  at $1,425,615 on 11/1/99,

  collateralized by $1,444,000 U.S.

  Treasury Notes, 5.625% due

  2/28/2001, value $1,454,006

   (cost $1,425,000)                                                                          1,425,000                1,425,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $192,061,546)                                                            101.1%              211,532,332

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.1%)              (2,203,793)

NET ASSETS                                                                                       100.0%              209,328,539

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)            192,061,546    211,532,332

Cash                                                                     482,671

Dividends and interest receivable                                        205,898

Receivable for shares of Capital Stock subscribed                        134,931

Receivable for investment securities sold                                 35,547

                                                                     212,391,379
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           214,583

Due to Distributor                                                       19,226

Payable for shares of Capital Stock redeemed                          2,476,697

Payable for investment securities purchased                             352,176

Loan commitment fees payable                                                158

                                                                      3,062,840
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      209,328,539
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     186,221,203

Accumulated net realized gain (loss) on investments                   3,636,550

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            19,470,786
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      209,328,539

NET ASSET VALUE PER SHARE

                                        Class A            Class B            Class C            Class R           Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       83,674,240          25,723,623          5,472,934         94,455,400             2,342

Shares Outstanding                    5,013,024           1,562,665            332,066          5,631,484           140.382

NET ASSET VALUE
   PER SHARE ($)                          16.69               16.46              16.48             16.77              16.68

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,832 foreign taxes withheld at source)      2,096,970

Interest                                                               184,770

TOTAL INCOME                                                         2,281,740

EXPENSES:

Management fee--Note 2(a)                                            2,121,314

Distribution and service fees--Note 2(b)                               501,007

Interest expense--Note 4                                                   665

Loan commitment fees--Note 4                                               588

TOTAL EXPENSES                                                       2,623,574

INVESTMENT (LOSS)                                                     (341,834)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              7,058,703

Net unrealized appreciation (depreciation) on investments           18,185,744

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              25,244,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                24,902,613

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                  1999(a)             1998(b,c)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (341,834)             (83,422)

Net realized gain (loss) on investments         7,058,703           (3,136,094)

Net unrealized appreciation (depreciation)
   on investments                              18,185,744           (5,105,472)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   24,902,613           (8,324,988)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --               (4,238)

Class R shares                                         --              (64,231)

Net realized gain on investments:

Class A shares                                         --           (1,209,970)

Class R shares                                         --           (4,651,856)

TOTAL DIVIDENDS                                        --           (5,930,295)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 87,568,401           40,740,337

Class B shares                                 10,111,646           19,859,177

Class C shares                                  3,098,549            4,197,511

Class R shares                                 50,612,334           66,281,293

Class T shares                                      2,330                  --

Dividends reinvested:

Class A shares                                         --            1,166,625

Class R shares                                         --            4,473,465

Cost of shares redeemed:

Class A shares                                (53,668,857)          (7,916,760)

Class B shares                                 (4,263,709)            (863,005)

Class C shares                                 (1,751,689)            (189,956)

Class R shares                                (19,791,175)         (39,601,301)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  71,917,830           88,147,386

TOTAL INCREASE (DECREASE) IN NET ASSETS        96,820,443           73,892,103
------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           112,508,096           38,615,993

END OF PERIOD                                 209,328,539          112,508,096

A FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

BEFFECTIVE JANUARY 16, 1998, INVESTOR SHARES AND RESTRICTED SHARES WERE REDESIGNATED AS CLASS A AND CLASS R SHARES, RESPECTIVELY.

C FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998 FOR CLASS B AND CLASS C SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                  1999(a)             1998(b,c)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(D)

Shares sold                                     5,612,113            2,705,902

Shares issued for dividends reinvested                --                82,408

Shares redeemed                                (3,285,647)            (504,168)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,326,466            2,284,142
-------------------------------------------------------------------------------

CLASS B(D)

Shares sold                                       638,392            1,253,924

Shares redeemed                                  (267,298)             (62,353)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     371,094            1,191,571
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       195,119              259,755

Shares redeemed                                  (109,042)             (13,766)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      86,077              245,989
-------------------------------------------------------------------------------

CLASS R

Shares sold                                     3,084,883            4,094,892

Shares issued for dividends reinvested                 --             331, 341

Shares redeemed                                (1,227,426)          (2,517,205)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,857,457            1,909,028
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                          140                   --

A FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

B EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES AND RESTRICTED SHARES WERE REDESIGNATED AS CLASS A AND CLASS R SHARES, RESPECTIVELY.

C FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998 FOR CLASS B AND CLASS C SHARES.

D DURING THE PERIOD ENDED, OCTOBER 31, 1999, 3,059 CLASS B SHARES REPRESENTING $48,938 WERE AUTOMATICALLY CONVERTED TO 3,028 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended October 31,
                                                                 --------------------------------------------------------------

CLASS A SHARES                                                   1999       1998(a)       1997       1996        1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.24      17.02         14.36      11.92        9.75

Investment Operations:

Investment income (loss)--net                                    (.03)(b)   (.01)          .02        .04         .09

Net realized and unrealized gain (loss)
      on investments                                             2.48       (.29)         4.79       2.98        2.17

Total from Investment Operations                                 2.45       (.30)         4.81       3.02        2.26

Distributions:

Dividends from investment income--net                              --       (.01)         (.01)      (.05)       (.09)

Dividends from net realized gain on
   investments                                                     --      (2.47)        (2.14)      (.53)         --

Total Distributions                                                --      (2.48)        (2.15)      (.58)       (.09)

Net asset value, end of period                                  16.69      14.24         17.02      14.36       11.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               17.21(c)   (2.16)(c)      38.40      26.29       23.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35      1.35           1.35       1.35        1.35

Ratio of net investment income (loss)
   to average net assets                                         (.17)     (.19)           .16        .28         .86

Portfolio Turnover Rate                                         80.15     78.02          81.87      90.93       71.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          83,674    38,267          6,847      3,205       1,417

A   EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

B   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C   EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Class B Shares                        Class C Shares
                                                      ---------------------------------------------------------------------

                                                      Year Ended October 31,               Year Ended October 31,
                                                      ---------------------------------------------------------------------

                                                      1999           1998(a)               1999          1998(a)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         14.16            14.65              14.17            14.65

Investment Operations:

Investment (loss)--net                                (.15)(b)         (.06)              (.15)(b)         (.06)

Net realized and unrealized gain
   (loss) on investments                              2.45             (.43)              2.46             (.42)

Total from Investment Operations                      2.30             (.49)              2.31             (.48)

Net asset value, end of period                       16.46            14.16              16.48            14.17
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  16.32            (3.41)(d)          16.30            (3.28)(d)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         2.10            1.66(d)             2.10             1.66(d)

Ratio of net investment (loss)
   to average net assets                              (.92)           (.77)(d)            (.92)            (.77)(d)

Portfolio Turnover Rate                              80.15           78.02               80.15            78.02
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      25,724          16,867               5,473            3,485

(A)  FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended October 31,
                                                                 -----------------------------------------------------------

CLASS R SHARES                                                   1999         1998(a)      1997        1996         1995
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.28        17.03        14.36       11.92         9.76

Investment Operations:

Investment income--net                                           .01(b)        .01          .05         .07          .12

Net realized and unrealized gain (loss)
      on investments                                            2.48          (.26)        4.80        2.98         2.16

Total from Investment Operations                                2.49          (.25)        4.85        3.05         2.28

Distributions:

Dividends from investment income--net                            --           (.03)        (.04)       (.08)        (.12)

Dividends from net realized gain on
   investments                                                   --          (2.47)       (2.14)       (.53)          --

Total Distributions                                              --          (2.50)       (2.18)       (.61)        (.12)

Net asset value, end of period                                 16.77         14.28        17.03       14.36        11.92
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               17.44         (1.88)       38.88       26.61        23.57
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.10           1.10         1.10        1.10         1.10

Ratio of net investment income
   to average net assets                                        .09            .05          .42         .57         1.11

Portfolio Turnover Rate                                       80.15          78.02        81.87       90.93        71.00
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                        94,455         53,888       31,769      15,644      12,129

(A)  EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Year Ended October 31,
                                                       ----------------------

CLASS T SHARES                                                        1999(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   16.84

Investment Operations:

Investment (loss)--net                                                  (.01)(b)

Net realized and unrealized gain (loss) on investments                  (.15)

Total from Investment Operations                                        (.16)

Net asset value, end of period                                         16.68
-------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                    (.95)(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .34(d)

Ratio of net investment (loss) to average net assets                    (.06)(d)

Portfolio Turnover Rate                                                80.15
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                      2

(A)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
     OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor' s 400 Midcap Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On July 29, 1999, the Board of Directors approved the addition of Class T shares, which became effective August 16, 1999.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) , Class R (66 million shares authorized) and Class T shares (200 million shares authorized). Class A, Class B, Class C and
Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the even of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1999, there were no financial futures contracts outstanding.

(E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers,if any, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests
of   its   shareholders,   by   complying  with  the  applicable  pro  The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

visions  of  the Code, and to make distributions of taxable income sufficient to
relieve   it   from   substantially   all  Federal  income  and  excise  taxes.

During the period ended October 31, 1999, the fund increased accumulated undistributed investment income-net by $341,834 and decreased accumulated net realized gain (loss) on investments by that amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of
such    compensation    (with    the

exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid
directly    by    the    Manager    to    the    non-interested    Directors.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $7,765 during the period ended October 31, 1999 from commissions earned on sales of fund shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under the fund's Distribution Plan (the " Plan" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares, respectively. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for class T shares and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay Dreyfus Service Corporation or the Distributor for providing services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 1999, Class A, Class B, Class C and Class T shares were
The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

charged $225,666, $170,645, $35,859 and $1, respectively, pursuant to the Plan and Class B, Class C and Class T shares were charged $56,882, $11,953 and $1, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $224,255,572 and $149,071,412, respectively.

At  October 31, 1999, accumulated net unrealized appreciation on investments was
$19,470,786,   consisting  of  $36,180,179  gross  unrealized  appreciation  and
$16,709,393 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 1999 was approximately $12,200, with a related weighted average annualized interest rate of 5.46%.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of
October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999

                                                             The Fund


NOTES

                                                           For More Information

                        Dreyfus Premier Midcap Stock Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              330/730AR9910


Dreyfus Premier

Balanced Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            23   Financial Highlights

                            28   Notes to Financial Statements

                            34   Independent Auditors' Report

                            35   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                  Balanced Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Balanced Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Ron Gala and Laurie Carroll.

The past 12 months have been highly volatile for stocks and bonds, which began the reporting period in the wake of a sharp correction caused primarily by the spread of the global financial crisis in overseas markets. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong
through    the    remainder    of    the    reporting    period.

Because inflation is more likely to rise in a strong economy, the U.S. bond market generally declined during the first 10 months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's
interest-rate    cuts.

Despite weakness in the U.S. stock market toward the end of the reporting period, these economic conditions generally supported stock prices throughout the year. Technology stocks and other stocks with high earnings growth rates provided the highest overall returns, while value-oriented and small-cap stocks generally lagged the market averages.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Balanced Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Ron Gala and Laurie Carroll, Portfolio Managers

How did Dreyfus Premier Balanced Fund perform  relative to its benchmark?

For the 12-month period ended October 31, 1999, Dreyfus Premier Balanced Fund produced total returns of 14.39%, 13.64%, 13.59% and 14.76% for its Class A, Class B, Class C and Class R shares, respectively.(1) In contrast, a hybrid index that is composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and 40% Lehman Brothers Intermediate Government/Corporate Bond Index (" Intermediate Index" ), provided a total return of 15.79% for the same period.(2) The S& P 500 and the Intermediate Index provided total returns of 25.66% and 0.99%, respectively, for the same period.

The public offering of the fund's Class T shares commenced on August 16, 1999. From August 16, 1999 through October 31, 1999, the fund produced a total return of 1.62% for Class T shares.(1)

We attribute the fund' s relative performance to our defensive position throughout much of the period. Early in 1999, we shifted a large portion of the fund' s assets out of stocks, primarily because we believed the stock market was overvalued. Instead, we chose to deploy those assets into bonds, a move that served to constrain the fund's returns.

What is the fund's investment approach?

The fund is a balanced fund, with a "neutral" allocation under normal circumstances of 60% stocks and 40% bonds. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to
60%  , and   as   little   as   25%  , of   its   total   assets   in   bonds.

When allocating assets between stocks and bonds, we assess the relative return and risks of each asset class using a model that analyzes several factors, including interest-rate adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as
interest    rates.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Economic  and  market  forces  affected  the fund's performance over the past 12 months. Just before the reporting period began, a global economic crisis resulted in a "flight to quality" in which many investors moved away from equities and instead flocked to the safety provided by U.S. Treasury securities. In an effort to stimulate global economic growth, the Federal Reserve Board had reduced short-term interest rates by a total of 0.75 percentage points in three separate moves in October and November, 1998. At that time, and following the trend of the past few years, the equity markets continued to be driven by an
increasingly    narrow    list    of    large-cap    growth    stocks.

Soon after 1999 began many Asian economies began to show signs of recovery. However, in an environment characterized by global economic uncertainty and higher stock prices, we believed that stocks were overvalued relative to bonds. Accordingly, as is consistent with our strategy of assessing the risk/reward characteristics of the market, we shifted assets away from stocks, choosing instead to emphasize bonds and position the fund more defensively.

As many global economies continued to recover, commodity prices, particularly oil prices, began to climb, signaling the end of the "flight to quality" for U.S. bond market investors. In response, investors became more comfortable holding riskier assets. In April, market sentiment began to move away from domestic large-cap growth stocks to include a broader group of companies,
including    small-    and    mid-cap    names.

By the end of the third quarter, however, commodity prices began to level off and the U.S. Treasury market stabilized. A stronger global economy and potential inflationary pressures prompted the Federal Reserve Board to raise short-term interest rates twice during the summer. An additional rate hike was expected in November, which would effectively offset all of 1998's rate cuts. In response, the equity markets began to narrow again, once again favoring large-cap growth names.


What is the fund's current strategy?

We have continued to maintain a relatively defensive asset allocation stance because we believe that the stock market remains overvalued. That said, however, we have maintained a successful security selection strategy within the equity portion of the portfolio, which has produced favorable returns. The fund benefited most during the reporting period from technology holdings such as Microsoft, America Online, Cisco Systems and Lexmark International Group. In addition, our holdings within the financial services sector, including Citicorp and Morgan Stanley Dean Witter, provided solid returns for the fund. Other positive contributors to performance include Tribune, a major newspaper publishing company; Tellabs, a telecommunications equipment company; EMC, a hardware and storage systems company; and Amgen, a biotechnology company whose blockbuster cancer drug, Epogen, is helping to drive the company's success. On the other hand, our holdings in Coca-Cola, Philip Morris and Tyco International
have    hindered    returns.

Within the bond portion of the portfolio, our strategy has emphasized corporate bonds and asset-backed securities, areas that provided our best fixed-income returns. However, our U.S. Treasury and government agency holdings produced less attractive returns. Our underweighted position in these bonds, relative to the Intermediate Index, has helped limit their effect on the overall portfolio

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: (A) LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. SOURCE: (B) BLOOMBERG L.P. -- THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. REFLECTS REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Balanced Fund Class R shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and a Hybrid Index

(   (+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(  (+)(+))  SOURCE: BLOOMBERG L.P.

((+)(+)(+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC. AND BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER BALANCED FUND ON 9/15/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND A HYBRID INDEX, WHICH ARE DESCRIBED BELOW. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 8/31/93 IS USED AS THE BEGINNING VALUE ON 9/15/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE HYBRID INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

DREYFUS PREMIER BALANCED FUND INVESTS IN COMMON STOCKS AND BONDS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE HYBRID INDEX IS COMPOSED OF 60% STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX. UNDER NORMAL CIRCUMSTANCES, THE FUND'S TOTAL ASSETS ARE ALLOCATED APPROXIMATELY 60% TO COMMON STOCKS AND 40% TO BONDS; HOWEVER, THE FUND IS PERMITTED TO INVEST UP TO 75%, AND AS LITTLE AS 40%, OF ITS TOTAL ASSETS IN COMMON STOCKS AND UP TO 60%, AND AS LITTLE AS 25%, OF ITS TOTAL ASSETS IN BONDS, AS DEEMED ADVISABLE BY THE DREYFUS CORPORATION. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                                             Inception                                     From

                                                                               Date          1 Year          5 Years    Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                                                     4/14/94         7.80%          17.66%       16.74%
WITHOUT SALES CHARGE                                                          4/14/94        14.39%          19.05%       17.98%

Class B Shares
WITH REDEMPTION*                                                             12/19/94         9.64%            --         19.07%
WITHOUT REDEMPTION                                                           12/19/94        13.64%            --         19.28%

Class C Shares
WITH REDEMPTION**                                                            12/19/94        12.59%            --         19.34%
WITHOUT REDEMPTION                                                           12/19/94        13.59%            --         19.34%

Class R Shares                                                                9/15/93        14.76%          19.37%       16.00%
-----------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/99

                                                                             Inception                                     From

                                                                               Date          1 Year          5 Years    Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class T Shares
WITH SALES CHARGE (4.5%)                                                      8/16/99          --              --         (2.97)%
WITHOUT SALES CHARGE                                                          8/16/99          --              --          1.62%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 1999

COMMON STOCKS--50.8%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.2%

Philip Morris Cos.                                                                               58,400                1,470,950

CONSUMER CYCLICAL--5.0%

Delphi Automotive Systems                                                                        24,668                  405,480

Delta Air Lines                                                                                  33,900                1,845,431

Federated Department Stores                                                                      39,800  (a)           1,698,962

Ford Motor                                                                                      122,550                6,724,931

Gap                                                                                             111,975                4,157,072

General Motors                                                                                   35,050                2,462,262

Home Depot                                                                                       51,200                3,865,600

K mart                                                                                           86,350  (a)             868,897

Office Depot                                                                                    112,000  (a)           1,393,000

Safeway                                                                                          82,800  (a)           2,923,875

TJX Cos.                                                                                        142,950                3,877,519

Tommy Hilfiger                                                                                   51,900  (a)           1,466,175

Wal-Mart Stores                                                                                 209,600               11,881,700

                                                                                                                      43,570,904

CONSUMER STAPLES--3.0%

Fortune Brands                                                                                   58,900                2,087,269

IBP                                                                                              37,500                  897,656

Procter & Gamble                                                                                 81,050                8,500,119

Quaker Oats                                                                                      42,100                2,947,000

Ralston-Purina Group                                                                             90,200                2,835,662

Sara Lee                                                                                        199,000                5,385,437

Unilever, N.V. (New York Shares)                                                                 57,748                3,851,070

                                                                                                                      26,504,213

ENERGY--3.3%

Amerada Hess                                                                                     38,500                2,208,937

Atlantic Richfield                                                                               31,700                2,954,044

Chevron                                                                                          24,350                2,223,459

Coastal                                                                                          37,900                1,596,537

Diamond Offshore Drilling                                                                        35,900                1,139,825

El Paso Energy                                                                                   45,400                1,861,400

Exxon                                                                                            79,300                5,873,156

Global Marine                                                                                    74,400  (a)           1,129,950

Royal Dutch Petroleum (New York Shares)                                                         122,100                7,318,370

Texaco                                                                                           40,800                2,504,100

                                                                                                                      28,809,778


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--5.8%

Amgen                                                                                           105,350  (a)           8,401,662

Bausch & Lomb                                                                                    17,100                  923,400

Biomet                                                                                           37,000                1,114,625

Bristol-Myers Squibb                                                                            121,250                9,313,516

Cardinal Health                                                                                  31,500                1,358,438

Johnson & Johnson                                                                                54,200                5,677,450

Merck & Co.                                                                                     124,000                9,865,750

Schering-Plough                                                                                 140,450                6,952,275

Tyco International                                                                               81,000                3,234,937

United HealthCare                                                                                21,200                1,095,775

Warner-Lambert                                                                                   39,850                3,180,528

                                                                                                                      51,118,356

INTEREST SENSITIVE-9.9%

Allstate                                                                                        120,100                3,452,875

Ambac Financial Group                                                                            21,900                1,308,525

Bank of America                                                                                  84,300                5,426,813

Bank One                                                                                         38,200                1,434,888

Chase Manhattan                                                                                  80,600                7,042,425

Citigroup                                                                                       210,600               11,398,725

Comerica                                                                                         42,300                2,514,206

Conseco                                                                                          74,600                1,813,712

Edwards (A.G.)                                                                                   27,150                  816,197

Fannie Mae                                                                                       73,000                5,164,750

Fleet Boston                                                                                    141,356                6,166,645

General Electric                                                                                 85,450               11,583,816

Household International                                                                          45,400                2,025,975

MBNA                                                                                            123,400                3,408,925

MGIC Investment                                                                                  29,750                1,777,562

Marsh & McLennan Cos.                                                                            49,300                3,897,781

Merrill Lynch                                                                                    34,900                2,739,650

Morgan Stanley Dean Witter & Co.                                                                 42,150                4,649,672

SLM Holding                                                                                      43,200                2,114,100

SunTrust Banks                                                                                   41,850                3,062,897

UnionBanCal                                                                                      32,900                1,429,094

XL Capital, Cl. A                                                                                53,150                2,853,491

                                                                                                                      86,082,724

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS--3.6%

American Power Conversion                                                                        64,100  (a)           1,438,244

Boeing                                                                                           60,400                2,782,175

Dow Chemical                                                                                     26,300                3,109,975

duPont (E.I.) deNemours & Co.                                                                    51,900                3,344,306

General Dynamics                                                                                 46,900                2,600,019

Georgia-Pacific Group                                                                            71,700                2,845,594

Ingersoll-Rand                                                                                   46,600                2,434,850

Kerr-McGee                                                                                       22,200                1,193,250

Kimberly-Clark                                                                                   64,300                4,058,938

PPG Industries                                                                                   22,800                1,382,250

Rohm & Haas                                                                                      38,800                1,484,100

USG                                                                                              19,800                  981,338

Union Carbide                                                                                    19,900                1,213,900

United Technologies                                                                              39,800                2,407,900

                                                                                                                      31,276,839

SERVICES--3.6%

America Online                                                                                   61,300  (a)           7,949,844

Ceridian                                                                                         70,400  (a)           1,544,400

Comcast, Cl. A                                                                                   75,400                3,176,225

Fox Entertainment Group, Cl. A                                                                   98,900                2,138,713

Gannett                                                                                          57,700                4,450,113

IMS Health                                                                                       56,600                1,641,400

Infinity Broadcasting, Cl. A                                                                    112,050                3,872,728

Tribune                                                                                          73,800                4,428,000

Vodafone AirTouch, A.D.R.                                                                        50,600                2,425,638

                                                                                                                      31,627,061

TECHNOLOGY--11.3%

ADC Telecommunications                                                                           58,800  (a)           2,804,025

Applied Materials                                                                                30,400  (a)           2,730,300

BMC Software                                                                                     15,000  (a)             962,813

Cisco Systems                                                                                   126,900  (a)           9,390,600

Compuware                                                                                        61,800  (a)           1,718,812

Dell Computer                                                                                   176,600  (a)           7,086,075

EMC                                                                                              40,800  (a)           2,978,400

Eaton                                                                                            23,800                1,790,950

General Instrument                                                                               36,400  (a)           1,958,775

Hewlett-Packard                                                                                  32,300                2,392,219



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Intel                                                                                           142,600               11,042,588

International Business Machines                                                                  93,100                9,158,712

Lexmark International Group, Cl. A                                                               38,800  (a)           3,028,825

Lucent Technologies                                                                              62,100                3,989,925

Microsoft                                                                                       231,450  (a)          21,423,591

Motorola                                                                                         41,500                4,043,656

Nokia, A.D.S.                                                                                    26,100                3,016,181

Tellabs                                                                                          91,500  (a)           5,787,375

Texas Instruments                                                                                32,600                2,925,850

                                                                                                                      98,229,672

UTILITIES--5.1%

AT&T                                                                                            133,600                6,245,800

Ameren                                                                                           42,750                1,616,484

BellSouth                                                                                       146,900                6,610,500

Consolidated Edison                                                                              52,350                1,999,116

FPL Group                                                                                        59,400                2,988,562

GTE                                                                                              32,600                2,445,000

MCI WorldCom                                                                                    127,350  (a)          10,928,222

SBC Communications                                                                              188,320                9,592,530

Sempra Energy                                                                                    63,400                1,295,737

UtiliCorp United                                                                                 38,300                  828,237

                                                                                                                      44,550,188

TOTAL COMMON STOCKS

   (cost $ 378,563,354)                                                                                              443,240,685
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
BONDS AND NOTES--46.2%                                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE--8.7%

ABN Amro Bank, N.V., Sub. Notes,

   7.55%, 6/28/2006                                                                             700,000                  709,532

American Express Credit Account Master Trust,

  Asset Backed Ctfs., Ser. 1997-1, Cl. A,

   6.40%, 4/15/2005                                                                           2,500,000                2,491,537

Associates, N.A., Sr. Notes,

   5.75%, 11/1/2003                                                                           2,000,000                1,927,340

Atlantic Richfield, Notes,

   5.55%, 4/15/2003                                                                           5,000,000                4,853,185

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Chase Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1998-3, Cl. A,

   6%, 8/15/2005                                                                              5,000,000                4,924,800

Citibank Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1998-1, Cl. A,

   5.75%, 1/15/2003                                                                           4,500,000                4,459,612

Citigroup, Sr. Notes,

   6.60%, 8/1/2000                                                                            2,000,000                2,006,250

DaimlerChrysler, Notes,

   6.90%, 9/1/2004                                                                            6,000,000                6,020,160

General Motors Acceptance, Notes,

   6.625%, 10/1/2002                                                                          2,000,000                1,995,000

Goldman Sachs Group, Notes,

   6.65%, 5/15/2009                                                                           2,000,000                1,905,968

International Lease Finance, Notes,

   5.625%, 5/1/2002                                                                           5,000,000                4,891,550

Lehman Brothers Holdings, Notes,

   7.50%, 9/1/2006                                                                            7,000,000                6,981,135

Merrill Lynch, Notes,

   6%, 2/17/2009                                                                             12,000,000               11,011,524

Province of Ontario, Bonds,

   7.75%, 6/4/2002                                                                            2,651,000                2,728,860

Province of Quebec:

  Notes,

      7.50%, 7/15/2002                                                                        4,000,000                4,082,040

   Sr. Unsub.,

      5.75%, 2/15/2009                                                                       10,000,000                9,115,400

Republic New York, Deb.,

   9.75%, 12/1/2000                                                                           1,000,000                1,033,607

US Bank, Notes,

   5.70%, 12/15/2008                                                                          3,000,000                2,700,903

Wells Fargo, Sr. Notes,

   6.75%, 10/1/2006                                                                           2,200,000                2,138,352

                                                                                                                      75,976,755

INDUSTRIAL--8.8%

Aesop Funding, Asset Backed Ctfs.,

  Ser. 1997-1A, Cl. A2,

   6.40%, 10/20/2003                                                                          2,000,000  (b)           1,981,230

Albertson's, Sr. Notes,

   6.95%, 8/1/2009                                                                            3,000,000                2,979,714


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

BP Amoco, Notes,

   6.25%, 10/15/2004                                                                          1,500,000                1,486,506

Baker Hughes, Notes,

   7.875%, 6/15/2004                                                                          5,000,000                5,167,055

Comcast Cable Communications, Notes,

   6.20%, 11/15/2008                                                                          1,500,000                1,383,649

Conoco, Sr. Notes,

   5.90%, 4/15/2004                                                                           5,000,000                4,829,920

Delphi Automotive Systems, Notes,

   6.125%, 5/1/2004                                                                           8,820,000                8,430,306

duPont (E.I.) de Nemours & Co., Notes,

   6.50%, 9/1/2002                                                                            3,000,000                3,013,728

Federated Department Stores, Notes,

   6.30%, 4/1/2009                                                                            3,500,000                3,238,393

Monsanto, Notes,

   5.375%, 12/1/2001                                                                          2,900,000  (b)           2,825,685

Newell Rubbermaid, Sr. Notes,

   6.60%, 11/15/2006                                                                          4,500,000                4,409,019

News America Holdings, Sr. Notes,

   8.625%, 2/1/2003                                                                           5,000,000                5,210,590

Norfolk Southern, Sr. Notes,

   6.20%, 4/15/2009                                                                           5,000,000                4,582,605

PPG Industries, Notes,

   6.50%, 11/1/2007                                                                           5,000,000                4,832,245

Procter & Gamble, Deb.,

   8%, 11/15/2003                                                                             1,000,000                1,051,740

Raytheon, Notes,

   5.70%, 11/1/2003                                                                          10,150,000                9,585,660

Safeway Stores, Notes,

   7%, 9/15/2002                                                                              2,000,000                1,998,250

Wal-Mart Stores:

  Notes,

      7.50%, 5/15/2004                                                                        5,000,000                5,200,335

   Sr. Notes,

      6.875%, 8/10/2009                                                                       5,000,000                5,028,180

                                                                                                                      77,234,810

UTILITIES--2.5%

AT&T, Notes,

   5.625%, 3/15/2004                                                                            500,000                  478,998

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

MCI WorldCom, Sr. Notes,

   6.40%, 8/15/2005                                                                           1,250,000                1,215,846

National Rural Utilities, Notes,

   5.50%, 1/15/2005                                                                           3,000,000                2,835,927

PECO Energy Transition Trust,

  Asset Backed Ctfs., Ser. 1999-A, Cl. A2,

   5.63%, 3/1/2005                                                                            4,000,000                3,905,740

PP&L, Notes,

   6.125%, 5/1/2001                                                                           2,000,000                1,988,520

TECO Energy, Notes,

   5.54%, 9/15/2001                                                                           2,000,000                1,968,846

Viacom, Sr. Notes,

   7.50%, 1/15/2002                                                                           5,500,000                5,586,471

Wisconsin Electric Power, Notes,

   7.25%, 8/1/2004                                                                            3,500,000                3,575,583

                                                                                                                      21,555,931

U.S. GOVERNMENT & AGENCIES--26.2%

Federal Farm Credit Bank, Bonds,

   6%, 10/1/2001                                                                              5,000,000                4,986,300

Federal Home Loan Bank, Bonds:

   5.50%, 7/14/2000                                                                           4,100,000                4,091,513

   4.875%, 1/26/2001                                                                          4,100,000                4,044,486

   5.625%, 3/19/2001                                                                          4,250,000                4,224,925

   5.61%, 6/22/2001                                                                           7,700,000                7,640,956

   5.875%, 8/15/2001                                                                         10,000,000                9,954,600

   5.875%, 9/17/2001                                                                         13,000,000               12,940,603

   5.125%, 2/26/2002                                                                          4,400,000                4,295,500

   5.125%, 9/15/2003                                                                          2,100,000                2,010,645

Federal Home Loan Mortgage Corp., Notes:

   5%, 1/15/2004                                                                             20,000,000               18,970,180

   6.25%, 7/15/2004                                                                           7,000,000                6,954,073

   5.75%, 3/15/2009                                                                           3,500,000                3,263,750

Federal National Mortgage Association:

  Medium-Term Notes:

      5.10%, 9/25/2000                                                                        5,000,000                4,965,950

   Notes:

      5.25%, 1/15/2003                                                                        3,000,000                2,908,656

      4.75%, 11/14/2003                                                                      10,000,000                9,420,770

      5.625%, 5/14/2004                                                                      19,000,000               18,426,276

      5.75%, 6/15/2005                                                                        5,000,000                4,834,950


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Bonds:

   11.625%, 11/15/2002                                                                          500,000                  578,080

   11.125%, 8/15/2003                                                                         2,800,000                3,268,972

U.S. Treasury Notes:

   5.75%, 10/31/2000                                                                          4,550,000                4,555,642

   5.625%, 2/28/2001                                                                          3,000,000                2,997,630

   6.25%, 4/30/2001                                                                           3,000,000                3,022,500

   5.625%, 5/15/2001                                                                          3,000,000                2,994,900

   6.625%, 6/30/2001                                                                          4,000,000                4,051,800

   6.625%, 7/31/2001                                                                          5,000,000                5,067,850

   7.875%, 8/15/2001                                                                          3,000,000                3,103,350

   6.25%, 10/31/2001                                                                          3,900,000                3,932,643

   5.875%, 11/30/2001                                                                         5,300,000                5,306,307

   6.125%, 12/31/2001                                                                         3,000,000                3,017,430

   6.25%, 2/28/2002                                                                           5,000,000                5,044,600

   6.625%, 3/31/2002                                                                            300,000                  305,073

   6.625%, 4/30/2002                                                                          4,250,000                4,325,480

   7.50%, 5/15/2002                                                                           2,300,000                2,386,572

   5.875%, 9/30/2002                                                                          4,500,000                4,500,315

   5.75%, 10/31/2002                                                                          4,400,000                4,385,656

   5.75%, 11/30/2002                                                                          7,000,000                6,970,390

   5.625%, 12/31/2002                                                                         3,000,000                2,976,210

   5.50%, 1/31/2003                                                                           2,200,000                2,173,468

   6.25%, 2/15/2003                                                                           8,200,000                8,273,964

   5.50%, 2/28/2003                                                                           6,000,000                5,924,280

   5.50%, 3/31/2003                                                                           3,000,000                2,960,490

   5.50%, 5/31/2003                                                                           1,000,000                  985,310

   6.50%, 10/15/2006                                                                         11,000,000               11,196,020

                                                                                                                     228,239,065

TOTAL BONDS AND NOTES

   (cost $ 407,159,623)                                                                                              403,006,561

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
SHORT-TERM INVESTMENTS--6.3%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT-5.8%

  Goldman Sachs & Co.,Tri-Party Repurchase

  Agreement, 5.18% dated 10/29/1999, due

  11/1/1999 in the amount of $ 50,021,583

  (fully collateralized by $ 48,629,000

  U.S. Treasury Notes, 6.625%, 5/15/2007,

   value $ 51,000,906)                                                                       50,000,000               50,000,000

U.S. TREASURY BILLS-.5%

   4.67%, 12/16/1999                                                                          4,554,000  (c)           4,529,090

TOTAL SHORT-TERM INVESTMENTS

   (cost $54,527,416)                                                                                                 54,529,090
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $840,250,393)                                                            103.3%              900,776,336

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.3%)              (28,939,708)


NET ASSETS                                                                                       100.0%              871,836,628

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 1999,
THESE SECURITIES AMOUNTED TO $4,806,915 OR APPROXIMATELY .6% OF NET ASSETS.

(C) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 1999

                                                             Market Value                                 Unrealized

                                                                  Covered                               (Depreciation)

                                            Contracts     by Contracts ($)        Expiration           at 10/31/99 ($)
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

5 Year U.S. Treasury Notes                        560          60,453,750       December '99                   (78,750)

FINANCIAL FUTURES SHORT:

Standard & Poor's 500                             189         (65,025,450)      December '99                  (751,275)

                                                                                                              (830,025)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                        Cost              Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                        840,250,393        900,776,336

Cash                                                                    165,522

Dividends and interest receivable                                     7,391,841

Receivable for shares of Capital Stock subscribed                     2,390,731

                                                                    910,724,430
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           943,268

Due to Distributor                                                       52,832

Payable for shares of Capital Stock redeemed                         35,935,141

Payable for investment securities purchased                           1,008,061

Payable for futures variation margin--Note 1(d)                         948,500

                                                                     38,887,802
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      871,836,628
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     785,970,115

Accumulated undistributed investment income--net                      5,690,270

Accumulated net realized gain (loss) on investments                  20,480,325

Accumulated net unrealized appreciation (depreciation)
   on investments [Including ($830,025) net unrealized
   (depreciation) on financial futures]--Note 3                      59,695,918
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      871,836,628

NET ASSET VALUE PER SHARE

                                                       Class A     Class B      Class C       Class R     Class T
-------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                     213,362,146  205,491,433  55,723,363    397,234,141       25,545

Shares Outstanding                                  13,596,133   13,132,697   3,549,367     25,293,568        1,629
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                           15.69        15.65       15.70          15.70         15.68

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            17,854,383

Cash dividends (net of $73,380 foreign taxes withheld at source)     3,456,913

TOTAL INCOME                                                        21,311,296

EXPENSES:

Management fee--Note 2(a)                                            6,008,517

Distribution and service fees--Note 2(b)                             1,874,690

Loan commitment fees--Note 4                                             1,161

TOTAL EXPENSES                                                       7,884,368

INVESTMENT INCOME--NET                                              13,426,928
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             15,627,830

Net realized gain (loss) on financial futures                        8,670,071

NET REALIZED GAIN (LOSS)                                            24,297,901

Net unrealized appreciation (depreciation) on investments
  [including ($4,459,579) net unrealized (depreciation)
  on financial futures]                                             23,866,853

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              48,164,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                61,591,682

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                 1999(a)                  1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,426,928            6,199,838

Net realized gain (loss) on investments        24,297,901           18,170,821

Net unrealized appreciation (depreciation)
   on investments                              23,866,853           12,885,989

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   61,591,682           37,256,648
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,580,492)            (533,044)

Class B shares                                 (1,223,741)            (701,190)

Class C shares                                   (248,678)             (70,788)

Class R shares                                 (6,441,114)          (4,618,084)

Net realized gain on investments:

Class A shares                                 (2,889,067)          (2,098,834)

Class B shares                                 (4,479,684)          (4,236,067)

Class C shares                                   (646,144)            (300,306)

Class R shares                                (13,660,063)         (20,836,393)

TOTAL DIVIDENDS                               (31,168,983)         (33,394,706)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                186,156,663           26,608,304

Class B shares                                149,541,513           32,650,743

Class C shares                                 50,394,929            5,817,624

Class R shares                                341,138,366          104,742,971

Class T shares                                     24,689                   --



                                                     Year Ended October 31,
                                               ---------------------------------

                                                  1999(a)                 1998
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                  3,904,501            2,423,236

Class B shares                                  4,568,521            4,051,465

Class C shares                                    636,923              282,986

Class R shares                                 19,652,706           25,416,979

Cost of shares redeemed:

Class A shares                                (22,218,320)          (3,869,815)

Class B shares                                (17,504,497)          (4,536,684)

Class C shares                                 (4,762,205)            (415,387)

Class R shares                               (188,359,586)         (73,043,662)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 523,174,203          120,128,760

TOTAL INCREASE (DECREASE) IN NET ASSETS       553,596,902          123,990,702
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           318,239,726          194,249,024

END OF PERIOD                                 871,836,628          318,239,726

Undistributed investment income--net            5,690,270            1,757,367

A FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               --------------------------------

                                                  1999(a)                 1998
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                    12,037,162            1,865,888

Shares issued for dividends reinvested            262,442              179,977

Shares redeemed                                (1,444,709)            (272,801)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  10,854,895            1,773,064
-------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     9,761,921            2,307,420

Shares issued for dividends reinvested            308,271              302,337

Shares redeemed                                (1,141,433)            (319,296)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,928,759            2,290,461
-------------------------------------------------------------------------------

CLASS C

Shares sold                                     3,277,930              413,223

Shares issued for dividends reinvested             42,774               20,986

Shares redeemed                                  (309,521)             (29,104)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,011,183              405,105
-------------------------------------------------------------------------------

CLASS R

Shares sold                                    22,264,108            7,480,245

Shares issued for dividends reinvested          1,321,991            1,891,491

Shares redeemed                               (12,212,108)          (5,243,539)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  11,373,991            4,128,197
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                         1,629                   --

(A) FROM AUGUST 16, 1999, (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 1999, 256,691 CLASS B SHARES REPRESENTING $3,945,999 WERE AUTOMATICALLY CONVERTED TO 256,023 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                  Year Ended October 31,
                                                                 --------------------------------------------------------------

CLASS A SHARES                                                   1999       1998         1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.88       15.17       13.71          11.91         10.08

Investment Operations:

Investment income--net                                            .36(a)      .33         .34            .31           .28

Net realized and unrealized gain (loss)
      on investments                                             1.68        1.81        2.77           1.88          1.82

Total from Investment Operations                                 2.04        2.14        3.11           2.19          2.10

Distributions:

Dividends from investment income--net                            (.30)      (.37)        (.28)          (.31)         (.27)

Dividends from net realized gain on
   investments                                                   (.93)     (2.06)       (1.37)          (.08)           --

Total Distributions                                             (1.23)     (2.43)       (1.65)          (.39)         (.27)

Net asset value, end of period                                  15.69      14.88        15.17          13.71          11.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             14.39      16.06        25.24          18.71          21.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25      1.25          1.25           1.25          1.25

Ratio of net investment income
   to average net assets                                         2.31      2.44          2.21           2.39          2.65

Portfolio Turnover Rate                                        104.42     69.71         98.88          85.21         53.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         213,362    40,780        14,687          6,275         1,650

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                                 ---------------------------------------------------------------

CLASS B SHARES                                                   1999        1998          1997          1996         1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.83       15.12         13.68         11.89          9.76

Investment Operations:

Investment income--net                                         .24(b)        .24            .23           .21           .14

Net realized and unrealized gain (loss)
      on investments                                          1.69          1.79           2.77          1.87          2.11

Total from Investment Operations                              1.93          2.03           3.00          2.08          2.25

Distributions:

Dividends from investment income--net                         (.18)         (.26)          (.19)         (.21)         (.12)

Dividends from net realized gain on
   investments                                                (.93)        (2.06)         (1.37)         (.08)           --

Total Distributions                                          (1.11)        (2.32)         (1.56)         (.29)          (.12)

Net asset value, end of period                               15.65         14.83          15.12         13.68          11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          13.64         15.20          24.27         17.76          23.19(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       2.00          2.00           2.00          2.00          1.73(d)

Ratio of net investment income
   to average net assets                                      1.55          1.70           1.47          1.65          2.16(d)

Portfolio Turnover Rate                                     104.42         69.71          98.88         85.21         53.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                      205,491        62,324         28,940         9,141         3,118

(A)  FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended October 31,
                                                                 ---------------------------------------------------------------

CLASS C SHARES                                                   1999          1998         1997          1996        1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.87         15.16        13.70          11.90        9.76

Investment Operations:

Investment income--net                                           .24(b)         .22          .24            .25         .11

Net realized and unrealized gain (loss)
      on investments                                            1.71           1.81         2.78           1.84        2.15

Total from Investment Operations                                1.95           2.03         3.02           2.09        2.26

Distributions:

Dividends from investment income--net                           (.19)          (.26)        (.19)          (.21)       (.12)

Dividends from net realized gain on
   investments                                                  (.93)         (2.06)       (1.37)          (.08)        --

Total Distributions                                            (1.12)         (2.32)       (1.56)          (.29)        (.12)

Net asset value, end of period                                  15.70         14.87        15.16           13.70       11.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             13.59        15.24         24.41           17.83       23.29(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00         2.00          2.00            2.00        1.73(d)

Ratio of net investment income
   to average net assets                                         1.57         1.69          1.47            1.62        2.16(d)

Portfolio Turnover Rate                                        104.42        69.71         98.88           85.21        53.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          55,723        8,004        2,017              237           6

(A)  FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended October 31,
                                                                 ---------------------------------------------------------------

CLASS R SHARES                                                   1999         1998         1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.88        15.18         13.72         11.92         10.09

Investment Operations:

Investment income--net                                           .40(a)        .38           .36           .34           .31

Net realized and unrealized gain (loss)
      on investments                                            1.69          1.79          2.79          1.88          1.81

Total from Investment Operations                                2.09          2.17          3.15          2.22          2.12

Distributions:

Dividends from investment income--net                           (.34)         (.41)         (.32)         (.34)         (.29)

Dividends from net realized gain on
   investments                                                  (.93)        (2.06)        (1.37)         (.08)           --

Total Distributions                                            (1.27)        (2.47)        (1.69)         (.42)          (.29)

Net asset value, end of period                                 15.70         14.88         15.18         13.72          11.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               14.76         16.37         25.56         18.99          21.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.00          1.00         1.00           1.00          1.00

Ratio of net investment income
   to average net assets                                        2.54          2.71         2.44           2.68          2.89

Portfolio Turnover Rate                                       104.42         69.71        98.88          85.21         53.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                        397,234        207,132     148,605        129,744        97,881

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 Year Ended

CLASS T SHARES                                          October 31, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  15.43

Investment Operations:

Investment income--net                                                  .08(b)

Net realized and unrealized gain (loss) on investments                  .17

Total from Investment Operations                                        .25

Net asset value, end of period                                        15.68
-------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                    1.62(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .32(d)

Ratio of net investment income to average net assets                    .40(d)

Portfolio Turnover Rate                                              104.42
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                    26

(A)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
     OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the fund's investment adviser. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ) which is a wholly-owned subsidiary of Mellon Financial Corporation.

On July 29, 1999, the Board of Directors approved the addition of Class T shares which became effective August 16, 1999.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares and 200 million of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1999 are set forth in the Statement of Financial Futures.

(E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.00% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $17,411 during the period ended October 31, 1999, from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B , Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 1999, Class A, Class B, Class C and Class T shares were charged $255,553, $984,882, $229,462 and $6, respectively, pursuant to the Plan. During the period ended October 31, 1999, Class B, Class C and Class T shares were charged $328,294, $76,487 and $6, respectively, pursuant to the service plan.


Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan and service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1999, amounted to $1,072,594,677 and $560,755,149, respectively.

At October 31, 1999, accumulated net unrealized appreciation on investments and financial futures was $59,695,918, consisting of $75,453,754 gross unrealized appreciation and $15,757,836 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Balanced Fund of The Dreyfus Laurel/Funds, Inc. as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.7065 per share as a long-term capital gain distribution paid on December 21, 1998.

The fund also designates 13.049% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Balanced Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              342/642AR9910

Dreyfus

BASIC S&P 500

Stock Index Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Financial Futures

                            23   Statement of Assets and Liabilities

                            24   Statement of Operations

                            25   Statement of Changes in Net Assets

                            26   Financial Highlights

                            27   Notes to Financial Statements

                            32   Independent Auditors' Report

                            33   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                       S&P 500 Stock Index Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Jocelin Reed.

Despite a relatively weak third quarter of 1999 for the U.S. stock market, the past year has been rewarding for most equity investors overall. When the reporting period began, most sectors of the U.S. stock market had completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported continued strength in the stock market through the spring.

In the summer of 1999, however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined. By the end of the 12-month reporting period, major stock indices had fallen from the record highs reached during the summer, although stock prices generally were still higher than they were one year earlier.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC S&P 500 Stock Index Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Steve Falci and Jocelin Reed, Portfolio Managers

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 25.34%.(1) The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") produced a total return of 25.66% for the same period.(2) The difference in returns is accounted for by transaction costs and other fund operating expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks. It is dominated by large-cap blue chip stocks, which, when combined, cover nearly 75% of total U.S. market capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. The S&P 500 Index contains approximately 375 industrial, 40 utility, 75 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the fund's objective, which is to seek to match the performance of the S& P 500 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

At the beginning of the fund's 12-month reporting period, and following the trend of the past few years, the growth of the U.S. equity market was dominated by large-cap growth stocks. However, in April market sentiment began to shift away from domestic large-cap growth stocks to include a broader group of companies, including small- and mid-cap names. By August, however, the equity
market   began   to   narrow,  once  again  favoring  large-cap  growth  names.

During the reporting period, the largest gains within the S&P 500 Index, and therefore the fund as well, came from its technology group, which includes communications equipment, electronic equipment and instruments, office electronics and semiconductor equipment and products companies. In addition, the S&P 500 Index's holdings within the newspaper publishing area and retail apparel stores provided strong returns, as did its engineering and construction and
computer    software    stocks.

On the other hand, the poorest performing returns of the S&P 500 Index, and therefore of the fund as well during the reporting period, were generated from its pollution control, office equipment and supplies, toys, cosmetics and healthcare (specifically HMO) companies. In addition, the stocks of supermarket chains, textile, specialty printing and tobacco stocks provided disappointing returns.

What is the fund's current strategy?

The fund is an index fund and its goal is to replicate the return of the S&P 500 Index. Therefore, the fund's strategy is to hold all 500 stocks that make up the
S&   P   500   Index   in   an   effort   to   capture   a   similar   return.

To understand the strategy behind how index investing works, it's important to recognize the differences associated with a passive index manager and an active manager. The active manager typically makes decisions about buying and selling stocks based on economic, financial and market conditions. The passive index
manager,    on    the    other    hand,

buys  the stocks in the index in an effort to match its returns. An advantage of
the   passive   management  approach  is  that  lower  costs  are  incurred  for professional research.

Another advantage of an index fund is its buy-and-hold strategy. As a result of low trading volumes, index funds often incur lower transaction costs and realize fewer taxable capital gains. Fewer realized capital gains may translate into
lower    annual    taxes    for    investors.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC S&P 500
Stock Index Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                                   Inception                                                        From

                                                     Date                1 Year               5 Years             Inception
------------------------------------------------------------------------------------------------------------------------------------

Fund                                                9/30/93              25.34%               25.64%               21.74%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC S&P 500 STOCK INDEX FUND ON 9/30/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND SEEKS TO REPLICATE THE TOTAL RETURN PERFORMANCE OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 1999

--------------------------------------------------------------------------------



COMMON STOCKS--96.7%                                                                    Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.1%

Anheuser-Busch Cos.                                                                     70,100                         5,034,056

Brown-Forman, Cl. B                                                                     10,300                           695,250

Coors (Adolph), Cl. B                                                                    5,515                           306,083

Philip Morris Cos.                                                                     358,400                         9,027,200

Seagram                                                                                 64,800                         3,199,500

UST                                                                                     26,100                           722,644

                                                                                                                      18,984,733

CONSUMER CYCLICAL--8.9%

AMR                                                                                     22,600  (a)                    1,435,100

Albertson's                                                                             62,986                         2,287,179

AutoZone                                                                                22,300  (a)                      592,344

Bed Bath & Beyond                                                                       20,500  (a)                      682,906

Best Buy                                                                                30,600  (a)                    1,700,213

Black & Decker                                                                          13,100                           563,300

Brunswick                                                                               13,800                           312,225

CVS                                                                                     58,718                         2,550,563

Circuit City Group                                                                      30,136                         1,286,431

Consolidated Stores                                                                     16,500  (a)                      302,156

Cooper Tire and Rubber                                                                  11,403                           191,713

Costco Wholesale                                                                        33,100  (a)                    2,658,344

Dana                                                                                    24,899                           736,077

Darden Restaurants                                                                      19,800                           377,438

Dayton Hudson                                                                           66,300                         4,284,638

Delphi Automotive Systems                                                               84,672                         1,391,796

Delta Air Lines                                                                         21,000                         1,143,188

Dillard's, Cl. A                                                                        16,000                           302,000

Dollar General                                                                          33,637                           887,176

Eastman Kodak                                                                           47,500                         3,274,531

Federated Department Stores                                                             31,300  (a)                    1,336,119

Ford Motor                                                                             181,400                         9,954,325

Gap                                                                                    128,600                         4,774,275

General Motors                                                                          96,600                         6,786,150

Grainger (W.W.)                                                                         14,000                           593,250

Great Atlantic & Pacific                                                                 5,743                           164,034

Harrah's Entertainment                                                                  19,194  (a)                      555,426

Hasbro                                                                                  29,175                           601,734

Hilton Hotel                                                                            38,200                           353,350

Home Depot                                                                             222,400                        16,791,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

K mart                                                                                  74,000  (a)                      744,625

Kohl's                                                                                  24,400  (a)                    1,825,425

Kroger                                                                                 124,400  (a)                    2,589,075

Leggett & Platt                                                                         29,500                           654,531

Limited                                                                                 32,100                         1,320,113

Liz Claiborne                                                                            9,200                           368,000

Longs Drug Stores                                                                        5,938                           161,811

Lowes                                                                                   57,200                         3,146,000

Marriott International, Cl. A                                                           37,300                         1,256,544

Mattel                                                                                  63,000                           842,625

May Department Stores                                                                   50,100                         1,737,844

Maytag                                                                                  13,100                           524,819

McDonald's                                                                             203,100                         8,377,875

Mirage Resorts                                                                          29,800  (a)                      433,963

Navistar International                                                                   9,900  (a)                      412,706

NIKE, Cl. B                                                                             42,200                         2,381,663

Nordstrom                                                                               21,000                           523,688

Office Depot                                                                            56,200  (a)                      698,987

PACCAR                                                                                  11,722                           552,399

Penney (J.C.)                                                                           39,500                         1,002,312

Pep Boys-Manny, Moe & Jack                                                               7,900                            98,750

Polaroid                                                                                 6,700                           149,494

Reebok International                                                                     8,415  (a)                       82,572

Rite Aid                                                                                38,800                           339,500

Russell                                                                                  5,014                            76,150

Safeway                                                                                 76,500  (a)                    2,701,406

Sears, Roebuck & Co.                                                                    57,000                         1,606,687

Southwest Airlines                                                                      75,562                         1,270,386

Springs Industries                                                                       2,700                           107,494

Staples                                                                                 69,650  (a)                    1,545,359

TJX Cos.                                                                                47,600                         1,291,150

Tandy                                                                                   28,952                         1,822,167

Toys R Us                                                                               37,100  (a)                      524,038

Tricon Global Restaurants                                                               23,030  (a)                      925,518

US Airways Group                                                                        10,700  (a)                      299,600

V.F.                                                                                    17,800                           535,113

Wal-Mart Stores                                                                        667,200                        37,821,900

Walgreen                                                                               150,500                         3,790,719



COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Wendy's International                                                                   18,247                           435,647

Whirlpool                                                                               11,300                           787,469

Winn-Dixie Stores                                                                       22,300                           603,494

                                                                                                                     155,238,799

CONSUMER STAPLES--5.9%

Alberto-Culver, Cl. B                                                                    8,344                           196,605

Archer Daniels Midland                                                                  92,550                         1,139,522

Avon Products                                                                           39,136                         1,262,136

Bestfoods                                                                               41,800                         2,455,750

Campbell Soup                                                                           65,100                         2,929,500

Clorox                                                                                  35,400                         1,449,188

Coca-Cola                                                                              370,200                        21,841,800

Coca-Cola Enterprises                                                                   63,700                         1,628,331

Colgate-Palmolive                                                                       87,400                         5,287,700

ConAgra                                                                                 73,232                         1,908,609

Fortune Brands                                                                          24,971                           884,910

General Mills                                                                           22,900                         1,996,594

Gillette                                                                               162,700                         5,887,706

Heinz (H.J.)                                                                            53,700                         2,564,175

Hershey Foods                                                                           20,900                         1,055,450

International Flavors & Fragrances                                                      15,900                           608,175

Kellogg                                                                                 60,800                         2,420,600

Nabisco Group Holdings                                                                  48,900                           626,531

National Service Industries                                                              6,100                           196,725

Newell Rubbermaid                                                                       42,278                         1,463,876

PepsiCo                                                                                219,300                         7,606,969

Procter & Gamble                                                                       199,200                        20,891,100

Quaker Oats                                                                             20,100                         1,407,000

Ralston-Purina Group                                                                    48,500                         1,524,719

SUPERVALU                                                                               20,800                           436,800

Sara Lee                                                                               135,500                         3,666,969

Sysco                                                                                   49,604                         1,906,654

Tupperware                                                                               8,600                           170,388

Unilever                                                                                85,678                         5,713,652

Wrigley, (Wm) Jr                                                                        17,400                         1,390,913

                                                                                                                     102,519,047

ENERGY-- 6.3%

Amerada Hess                                                                            13,600                           780,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Anadarko Petroleum                                                                      19,100                           588,519

Apache                                                                                  17,100                           666,900

Atlantic Richfield                                                                      48,300                         4,500,956

Baker Hughes                                                                            49,320                         1,377,878

Burlington Resources                                                                    26,606                           927,884

Chevron                                                                                 98,400                         8,985,150

Coastal                                                                                 32,020                         1,348,843

Columbia Energy Group                                                                   12,300                           799,500

Conoco, Cl. B                                                                           94,008                         2,549,959

Consolidated Natural Gas                                                                14,431                           923,584

Eastern Enterprises                                                                      4,018                           205,420

El Paso Energy                                                                          34,200                         1,402,200

Enron                                                                                  107,000                         4,273,313

Exxon                                                                                  364,000                        26,958,750

Halliburton                                                                             66,200                         2,494,913

Helmerich & Payne                                                                        7,410                           176,451

McDermott International                                                                  8,900                           161,313

Mobil                                                                                  117,400                        11,329,100

Nicor                                                                                    7,100                           275,125

Occidental Petroleum                                                                    52,300                         1,193,094

ONEOK                                                                                    4,782                           139,575

Peoples Energy                                                                           5,370                           204,060

Phillips Petroleum                                                                      38,000                         1,767,000

Rowan Cos.                                                                              12,510  (a)                      194,687

Royal Dutch Petroleum                                                                  321,500                        19,269,906

Schlumberger                                                                            82,100                         4,972,181

Sunoco                                                                                  13,568                           327,328

Texaco                                                                                  82,900                         5,087,988

Tosco                                                                                   22,800                           577,125

Union Pacific Resources Group                                                           37,807                           548,202

Unocal                                                                                  36,300                         1,252,350

USX-Marathon Group                                                                      46,300                         1,348,488

Williams Cos.                                                                           65,100                         2,441,250

                                                                                                                     110,049,292

HEALTH CARE--11.1%

ALZA                                                                                    15,200                           650,750

Abbott Laboratories                                                                    228,100                         9,209,538

Allergan                                                                                 9,900  (a)                    1,063,012



COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

American Home Products                                                                 195,900                        10,235,775

Amgen                                                                                   76,460  (a)                    6,097,685

Bard (C.R.)                                                                              7,700                           415,319

Bausch & Lomb                                                                            8,564                           462,456

Baxter International                                                                    43,700                         2,835,038

Becton, Dickinson & Co.                                                                 37,500                           951,563

Biomet                                                                                  16,900                           509,113

Boston Scientific                                                                       62,000  (a)                    1,247,750

Bristol-Myers Squibb                                                                   297,800                        22,874,763

Cardinal Health                                                                         40,900                         1,763,813

Columbia/HCA Healthcare                                                                 84,600                         2,040,975

Guidant                                                                                 45,300                         2,236,688

HEALTHSOUTH                                                                             62,200  (a)                      357,650

Humana                                                                                  25,100  (a)                      172,562

Johnson & Johnson                                                                      201,600                        21,117,600

Lilly (Eli)                                                                            163,900                        11,288,613

Mallinckrodt Group                                                                      10,600                           359,738

Manor Care                                                                              16,100  (a)                      253,575

Mckesson HBOC                                                                           42,154                           845,715

Medtronic                                                                              176,000                         6,094,000

Merck & Co.                                                                            351,700                        27,982,131

Pfizer                                                                                 581,000                        22,949,500

Pharmacia & Upjohn                                                                      76,000                         4,099,250

Schering-Plough                                                                        220,200                        10,899,900

Service Corp. International                                                             40,800                           390,150

Sigma-Aldrich                                                                           15,100                           430,350

St. Jude Medical                                                                        12,700  (a)                      347,662

Tenet Healthcare                                                                        46,600  (a)                      905,788

Tyco International                                                                     250,886                        10,019,760

United Healthcare                                                                       26,000                         1,343,875

Warner-Lambert                                                                         128,200                        10,231,963

Watson Pharmaceuticals                                                                  14,400  (a)                      457,200

Wellpoint Health Networks                                                                9,900  (a)                      574,200

                                                                                                                     193,715,420

INTEREST SENSITIVE--18.9%

AFLAC                                                                                   39,900                         2,039,888

Aetna                                                                                   21,127                         1,061,632

Allstate                                                                               119,700                         3,441,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

American Express                                                                        67,400                        10,379,600

American General                                                                        37,338                         2,770,013

American International Group                                                           232,161                        23,898,073

Amsouth Bancorp                                                                         58,200                         1,498,650

Aon                                                                                     38,450                         1,364,975

Associates First Capital, Cl. A                                                        109,122                         3,982,953

BB&T                                                                                    47,900                         1,742,362

Bank One                                                                               175,798                         6,603,412

Bank of America                                                                        259,004                        16,673,383

Bank of New York                                                                       110,228                         4,615,798

Bear Stearns Cos.                                                                       17,475                           744,872

CIGNA                                                                                   29,900                         2,235,025

Capital One Financial                                                                   29,600                         1,568,800

Cendant                                                                                107,986  (a)                    1,781,769

Chase Manhattan                                                                        124,782                        10,902,827

Chubb                                                                                   26,400                         1,448,700

Cincinnati Financial                                                                    24,700                           884,569

Citigroup                                                                              506,387                        27,408,196

Comerica                                                                                23,450                         1,393,809

Conseco                                                                                 49,071                         1,193,039

Countrywide Credit Industries                                                           16,900                           573,544

Federal National Mortgage Association                                                  153,700                        10,874,275

Fifth Third Bancorp                                                                     45,325                         3,345,552

First Union                                                                            143,434                         6,122,839

Firstar                                                                                147,674                         4,337,924

Fleet Boston                                                                           138,224                         6,030,032

Franklin Resources                                                                      37,800                         1,323,000

Federal Home Loan Mortgage                                                             104,200                         5,633,313

General Electric                                                                       491,800                        66,669,638

Golden West Financial                                                                    8,200                           916,350

H&R Block                                                                               14,600                           621,413

Hartford Financial Services Group                                                       33,900                         1,756,444

Household International                                                                 71,741                         3,201,442

Huntington Bancshares                                                                   34,497                         1,021,974

Jefferson-Pilot                                                                         15,800                         1,185,988

Keycorp                                                                                 67,300                         1,880,194

Lehman Brothers Holdings                                                                18,000                         1,326,375

Lincoln National                                                                        29,800                         1,374,525



COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Loews                                                                                   16,100                         1,141,088

MBIA                                                                                    15,000                           855,938

MBNA                                                                                   120,212                         3,320,857

MGIC Investment                                                                         16,400                           979,900

Marsh & McLennan Cos.                                                                   39,550                         3,126,922

Mellon Financial                                                                        77,100                         2,847,881

Merrill Lynch                                                                           55,400                         4,348,900

Morgan (J.P.)                                                                           26,300                         3,442,012

Morgan Stanley, Dean Witter & Co.                                                       85,555                         9,437,786

National City                                                                           92,700                         2,734,650

Northern Trust                                                                          16,700                         1,612,594

Paine Webber Group                                                                      21,800                           888,350

PNC Bank                                                                                45,600                         2,718,900

Progressive                                                                             10,900                         1,008,931

Providian Financial                                                                     21,250                         2,316,250

Regions Financial                                                                       33,600                         1,010,100

Republic New York                                                                       15,700                           992,044

SLM Holding                                                                             24,100                         1,179,394

Safeco                                                                                  19,700                           541,750

Schwab (Charles)                                                                       122,600                         4,773,738

SouthTrust                                                                              25,100                         1,004,000

St. Paul Companies                                                                      33,992                         1,087,744

State Street                                                                            24,200                         1,842,225

Summit Bancorp                                                                          26,500                           917,562

SunTrust Banks                                                                          48,200                         3,527,638

Synovus Financial                                                                       40,700                           872,506

T. Rowe Price Associates                                                                18,100                           642,550

Torchmark                                                                               19,916                           621,130

U.S. Bancorp                                                                           109,651                         4,063,940

Union Planters                                                                          21,400                           952,300

UnumProvident                                                                           35,772                         1,178,240

Wachovia                                                                                30,300                         2,613,375

Washington Mutual                                                                       86,857                         3,121,423

Wells Fargo                                                                            247,280                        11,838,530

                                                                                                                     331,389,690

PRODUCER GOODS--7.0%

Air Products & Chemicals                                                                34,400                           946,000

Alcan Aluminium                                                                         33,900                         1,116,581

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Alcoa                                                                                   55,000                         3,341,250

Allegheny Teledyne                                                                      28,567                           433,861

AlliedSignal                                                                            82,500                         4,697,344

Armstrong World Industries                                                               6,000                           224,250

Ashland                                                                                 10,800                           356,400

Avery Dennison                                                                          16,992                         1,062,000

Ball                                                                                     4,600                           185,438

Barrick Gold                                                                            58,500                         1,071,281

Bemis                                                                                    7,800                           272,513

Bethlehem Steel                                                                         19,600  (a)                      135,975

Boeing                                                                                 144,044                         6,635,027

Boise Cascade                                                                            8,514                           303,311

Briggs & Stratton                                                                        3,500                           204,531

Burlington Northern Santa Fe                                                            69,717                         2,222,229

CSX                                                                                     32,600                         1,336,600

Case                                                                                    11,700                           620,100

Caterpillar                                                                             53,300                         2,944,825

Centex                                                                                   8,914                           239,007

Champion International                                                                  14,400                           832,500

Cooper Industries                                                                       14,200                           611,488

Crane                                                                                   10,150                           207,441

Crown Cork & Seal                                                                       18,300                           438,056

Cummins Engine                                                                           6,247                           316,645

Deere & Co.                                                                             35,000                         1,268,750

Dow Chemical                                                                            33,025                         3,905,206

duPont (E.I.) deNemours & Co.                                                          156,394                        10,077,638

Eastman Chemical                                                                        11,726                           452,184

Ecolab                                                                                  19,400                           655,963

Emerson Electric                                                                        65,100                         3,910,069

Engelhard                                                                               18,900                           333,113

FDX                                                                                     44,592  (a)                    1,920,243

FMC                                                                                      4,800  (a)                      195,300

Fleetwood Enterprises                                                                    5,000                           109,063

Fluor                                                                                   11,389                           454,136

Fort James                                                                              33,100                           870,944

Foster Wheeler                                                                           6,100                            68,625

Freeport-McMoRan Copper, Cl. B                                                          24,500                           408,844

General Dynamics                                                                        29,900                         1,657,581



COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Genuine Parts                                                                           26,800                           698,475

Georgia-Pacific                                                                         25,700                         1,019,969

Goodrich (B.F.)                                                                         16,500                           390,844

Goodyear Tire & Rubber                                                                  23,400                           966,712

Grace (W.R.) & Co.                                                                      10,700  (a)                      159,831

Great Lakes Chemical                                                                     8,803                           312,506

Hercules                                                                                15,900                           382,594

Homestake Mining                                                                        39,000                           326,625

ITT Industries                                                                          13,200                           451,275

Illinois Tool Works                                                                     37,600                         2,754,200

Inco                                                                                    28,800                           583,200

Ingersoll-Rand                                                                          24,750                         1,293,187

International Paper                                                                     62,008                         3,263,171

Kansas City Southern Industries                                                         16,600                           787,463

Kaufman & Broad Home                                                                     7,200                           144,450

Kerr-McGee                                                                              12,939                           695,471

Kimberly-Clark                                                                          79,900                         5,043,688

Laidlaw                                                                                 49,500                           303,188

Lockheed Martin                                                                         59,200                         1,184,000

Louisiana-Pacific                                                                       16,100                           204,269

Masco                                                                                   66,418                         2,025,749

Mead                                                                                    15,354                           552,744

Milacron                                                                                 5,500                            90,406

Minnesota Mining & Manufacturing                                                        60,400                         5,741,775

Monsanto                                                                                95,000                         3,657,500

NACCO Industries, Cl. A                                                                  1,222                            56,670

Newmont Mining                                                                          25,074                           550,061

Norfolk Southern                                                                        57,000                         1,392,938

Northrop Grumman                                                                        10,400                           570,700

Nucor                                                                                   13,100                           679,563

Owens-Corning                                                                            8,200                           168,100

Owens-Illinois                                                                          23,400  (a)                      560,138

PPG Industries                                                                          26,021                         1,577,523

Pall                                                                                    18,603                           408,103

Parker-Hannifin                                                                         16,240                           743,995

Phelps Dodge                                                                            11,625                           655,359

Placer Dome                                                                             48,800                           591,700

Potlach                                                                                  4,300                           181,406

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Praxair                                                                                 23,900                         1,117,325

Pulte                                                                                    6,498                           130,772

Raytheon, Cl. B                                                                         50,600                         1,473,725

Reynolds Metals                                                                          9,400                           568,112

Rockwell International                                                                  28,700                         1,390,156

Rohm & Haas                                                                             32,655                         1,249,054

Sealed Air                                                                              12,531  (a)                      693,904

Sherwin-Williams                                                                        25,400                           568,325

Snap-On                                                                                  9,800                           297,675

Stanley Works                                                                           13,327                           369,824

TRW                                                                                     18,200                           780,325

Temple-Inland                                                                            8,400                           488,250

Tenneco                                                                                 25,600                           409,600

Textron                                                                                 22,500                         1,736,719

Thomas & Betts                                                                           8,541                           383,277

Timken                                                                                   9,300                           166,819

USX-U.S. Steel Group                                                                    13,300                           339,981

Union Carbide                                                                           19,922                         1,215,242

Union Pacific                                                                           37,200                         2,073,900

United Technologies                                                                     72,228                         4,369,794

Vulcan Materials                                                                        15,000                           619,688

Westvaco                                                                                15,000                           445,313

Weyerhaeuser                                                                            30,200                         1,802,563

Willamette Industries                                                                   16,700                           694,094

Worthington Industries                                                                  13,800                           229,425

                                                                                                                     121,825,722

SERVICES--7.3%

ALLTEL                                                                                  45,800                         3,812,850

Allied Waste Industries                                                                 28,300  (a)                      297,150

America Online                                                                         166,100  (a)                   21,541,094

American Greetings, Cl. A                                                               10,100                           261,338

Automatic Data Processing                                                               92,800                         4,471,800

CBS                                                                                    105,700  (a)                    5,159,481

Carnival                                                                                92,000                         4,094,000

Ceridian                                                                                21,666  (a)                      475,298

Clear Channel Communications                                                            50,600  (a)                    4,066,975

Comcast, Cl. A                                                                         112,400                         4,734,850

Computer Sciences                                                                       24,000  (a)                    1,648,500



COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Deluxe                                                                                  11,400                           322,050

Disney (Walt)                                                                          309,200                         8,155,150

Donnelley (R.R.) & Sons                                                                 19,100                           463,175

Dow Jones & Co                                                                          13,600                           836,400

Dun & Bradstreet                                                                        24,100                           707,938

Electronic Data Systems                                                                 73,900                         4,323,150

Equifax                                                                                 21,600                           583,200

First Data                                                                              64,300                         2,937,706

Gannett                                                                                 41,900                         3,231,537

Harcourt General                                                                        10,700                           411,950

IMS Health                                                                              46,900                         1,360,100

Interpublic Group Cos.                                                                  42,300                         1,718,437

Jostens                                                                                  5,122                           108,202

King World Productions                                                                  10,724  (a)                      415,555

Knight-Ridder                                                                           12,100                           768,350

McGraw-Hill Cos.                                                                        29,500                         1,758,938

MediaOne Group                                                                          90,900  (a)                    6,459,581

Meredith                                                                                 7,760                           276,935

New York Times, Cl. A                                                                   26,136                         1,051,974

NEXTEL Communications, Cl. A                                                            49,700  (a)                    4,283,519

Omnicom Group                                                                           26,600                         2,340,800

Paychex                                                                                 36,850                         1,450,969

Ryder System                                                                            10,500                           224,437

Shared Medical Systems                                                                   4,000                           151,000

Sprint (PCS Group)                                                                     130,100  (a)                    9,668,056

Time Warner                                                                            193,900                        13,512,406

Times Mirror, Cl. A                                                                      8,939                           644,725

Tribune                                                                                 35,544                         2,132,640

Viacom, Cl. B                                                                          104,500  (a)                    4,676,375

Waste Management                                                                        92,842                         1,705,972

                                                                                                                     127,244,563

TECHNOLOGY--21.0%

ADC Telecommunications                                                                  23,600  (a)                    1,125,425

Adaptec                                                                                 15,600  (a)                      702,000

Adobe Systems                                                                           18,200                         1,272,862

Advanced Micro Devices                                                                  22,100  (a)                      437,856

Analog Devices                                                                          26,400  (a)                    1,402,500

Andrew                                                                                  12,300  (a)                      158,363

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Apple Computer                                                                          24,100  (a)                    1,931,012

Applied Materials                                                                       56,300  (a)                    5,056,444

Autodesk                                                                                 8,800                           165,000

BMC Software                                                                            35,900  (a)                    2,304,330

Cabletron Systems                                                                       26,100  (a)                      432,281

Cisco Systems                                                                          487,500  (a)                   36,075,000

Compaq Computer                                                                        254,849                         4,842,131

Computer Associates International                                                       80,550                         4,551,075

Compuware                                                                               53,500  (a)                    1,487,969

Comverse Technology                                                                     10,100  (a)                    1,146,350

Corning                                                                                 36,700                         2,885,538

Danaher                                                                                 21,300                         1,029,056

Dell Computer                                                                          381,000  (a)                   15,287,625

Dover                                                                                   31,200                         1,327,950

EMC                                                                                    151,900  (a)                   11,088,700

Eaton                                                                                   10,821                           814,280

Gateway                                                                                 47,000  (a)                    3,104,938

General Instrument                                                                      26,000  (a)                    1,399,125

Harris                                                                                  11,906                           267,141

Hewlett-Packard                                                                        151,900                        11,250,094

Honeywell                                                                               19,100                         2,013,856

Ikon Office Solutions                                                                   22,400                           154,000

Intel                                                                                  496,000                        38,409,000

International Business Machines                                                        271,200                        26,679,300

Johnson Controls                                                                        12,828                           779,301

KLA-Tencor                                                                              13,200  (a)                    1,045,275

LSI Logic                                                                               22,091  (a)                    1,174,965

Lexmark International Group, Cl. A                                                      19,300  (a)                    1,506,606

Lucent Technologies                                                                    459,421                        29,517,799

Micron Technology                                                                       37,500  (a)                    2,674,219

Microsoft                                                                              765,300  (a)                   70,838,081

Millipore                                                                                6,700                           213,561

Motorola                                                                                91,000                         8,866,812

National Semiconductor                                                                  25,200  (a)                      754,425

Network Appliance                                                                       11,000  (a)                      814,000

Nortel Networks                                                                        199,040                        12,328,040

Novell                                                                                  50,200  (a)                    1,007,138

Oracle                                                                                 215,850  (a)                   10,266,366



COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

PE Biosystems Group                                                                     15,300                           992,588

Parametric Technology                                                                   40,400  (a)                      770,125

PeopleSoft                                                                              36,500  (a)                      547,500

PerkinElmer                                                                              6,916                           282,259

Pitney Bowes                                                                            40,106                         1,827,330

QUALCOMM                                                                                24,100  (a)                    5,368,275

Scientific-Atlanta                                                                      11,500                           658,375

Seagate Technology                                                                      33,400  (a)                      983,212

Silicon Graphics                                                                        28,300  (a)                      219,325

Solectron                                                                               40,500  (a)                    3,047,625

Sun Microsystems                                                                       116,000  (a)                   12,274,250

3COM                                                                                    53,600  (a)                    1,554,400

Tektronix                                                                                7,059                           238,241

Tellabs                                                                                 58,700  (a)                    3,712,775

Texas Instruments                                                                      117,800                        10,572,550

Thermo Electron                                                                         23,700  (a)                      319,950

Unisys                                                                                  45,900  (a)                    1,113,075

Xerox                                                                                   99,448                         2,784,544

                                                                                                                     367,854,188

UTILITIES--9.2%

AT&T                                                                                   479,134                        22,399,514

AES                                                                                     30,400  (a)                    1,715,700

Ameren                                                                                  20,600                           778,937

American Electric Power                                                                 29,000                         1,000,500

Bell Atlantic                                                                          232,772                        15,115,632

BellSouth                                                                              282,700                        12,721,500

CINergy                                                                                 23,800                           672,350

CMS Energy                                                                              17,700                           652,688

Carolina Power & Light                                                                  23,956                           826,482

Central & Southwest                                                                     31,900                           707,781

CenturyTel                                                                              20,900                           845,144

Consolidated Edison                                                                     33,100                         1,264,006

Constellation Energy Group                                                              22,400                           687,400

DTE Energy                                                                              21,700                           720,169

Dominion Resources                                                                      28,800                         1,386,000

Duke Energy                                                                             54,661                         3,088,347

Edison International                                                                    52,100                         1,543,463

Entergy                                                                                 37,000                         1,107,688

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

FPL Group                                                                               26,900                         1,353,406

FirstEnergy                                                                             35,100                           914,794

Florida Progress                                                                        14,700                           673,444

GPU                                                                                     18,800                           638,025

GTE                                                                                    147,100                        11,032,500

Global Crossing                                                                        115,200  (a)                    3,988,800

MCI WorldCom                                                                           280,868  (a)                   24,101,985

New Century Energies                                                                    17,300                           563,331

Niagara Mohawk Power                                                                    28,100  (b)                      446,087

Northern States Power                                                                   23,100                           496,650

PG&E                                                                                    57,600                         1,321,200

PP&L Resources                                                                          23,600                           638,675

PECO Energy                                                                             28,000                         1,069,250

PacifiCorp                                                                              44,600                           919,875

Pinnacle West Capital                                                                   12,600                           464,625

Public Service Enterprise Group                                                         32,900                         1,301,606

Reliant Energy                                                                          44,344                         1,208,374

SBC Communications                                                                     511,879                        26,073,826

Sempra Energy                                                                           36,042                           736,608

Southern                                                                               102,400                         2,720,000

Sprint                                                                                  65,900                         5,465,581

Texas Utilities                                                                         41,420                         1,605,025

U S West                                                                                75,654                         4,619,622

UniCom                                                                                  32,600                         1,248,988

                                                                                                                     160,835,578

TOTAL COMMON STOCKS

   (cost $1,083,710,044)                                                                                           1,689,657,032


                                                                                     Principal
SHORT-TERM INVESTMENTS--4.4%                                                         Amount ($)                        Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--4.1%

Goldman Sachs & Co., 5.18% dated

10/29/1999, due 11/1/1999 in the amount

of $71,881,015 (fully collateralized by

$14,208,000 U.S. Treasury Notes, 4.625%

12/31/2000, $11,666,000 U.S. Treasury

Bonds, 8.125%, 8/15/2021, $36,152,000

U.S. Treasury Bonds, 8.875%, 8/15/2017,

value $73,287,015)                                                                  71,850,000                        71,850,000

U.S. TREASURY BILLS--.3%

   4.66%, 11/18/1999                                                                   535,000  (b)                      533,935

   4.81%, 11/26/1999                                                                   545,000  (b)                      543,392

   4.60%, 12/9/1999                                                                    403,000  (b)                      401,118

   4.67%, 12/16/1999                                                                 3,845,000  (b)                    3,823,969

                                                                                                                       5,302,414

TOTAL SHORT-TERM INVESTMENTS

   (cost $77,150,600)                                                                                                 77,152,414
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,160,860,644)                                                 101.1%                     1,766,809,446

LIABILITIES, LESS CASH AND RECEIVABLES                                                   (1.1%)                      (19,527,146)

NET ASSETS                                                                              100.0%                     1,747,282,300

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 1999


                                                             Market Value                          Unrealized
                                                                  Covered                        Appreciation
FINANCIAL FUTURES LONG                      Contracts     by Contracts ($)     Expiration      at 10/31/99 ($)
-------------------------------------------------------------------------------------------------------------------------

Standard & Poor's 500                             228          78,443,400    December '99           4,048,950

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                          1,160,860,644  1,766,809,446

Cash                                                                  1,632,050

Receivable for futures variation margin--Note 1(d)                    1,515,397

Dividends and interest receivable                                     1,370,367

Receivable for shares of Capital Stock subscribed                       120,923

Receivable for investment securities sold                                70,807

                                                                  1,771,518,990
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation                                          285,354

Payable for investment securities purchased                             339,394

Payable for shares of Capital Stock redeemed                         23,611,942

                                                                     24,236,690
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,747,282,300
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,127,457,350

Accumulated undistributed investment income--net                      4,506,755

Accumulated net realized gain (loss) on investments                   5,320,443

Accumulated net unrealized appreciation (depreciation)
   on investments (including $4,048,950 net unrealized
   appreciation on financial futures)--Note 3                       609,997,752
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,747,282,300
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Capital Stock authorized)     60,743,399
-------------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per share ($)              28.76

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $212,316 foreign taxes withheld at source)   20,048,172

Interest                                                             2,603,609

TOTAL INCOME                                                        22,651,781

EXPENSES:

Management fee--Note 2                                               3,159,300

Loan commitment fees--Note 4                                             4,204

TOTAL EXPENSES                                                       3,163,504

INVESTMENT INCOME--NET                                              19,488,277
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              1,094,058

Net realized gain (loss) on financial futures                        5,854,553

NET REALIZED GAIN (LOSS)                                             6,948,611

Net unrealized appreciation (depreciation) on investments (including
  $3,184,825 net unrealized appreciation on financial futures)     303,889,104

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             310,837,715

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               330,325,992

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------

                                                     Year Ended October 31,
                                                --------------------------------

                                                     1999                 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         19,488,277           15,357,976

Net realized gain (loss) on investments         6,948,611            3,351,910

Net unrealized appreciation (depreciation)
   on investments                             303,889,104           80,759,022

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  330,325,992           99,468,908
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (18,808,418)         (14,638,843)

Net realized gain on investments               (4,281,732)         (12,006,581)

TOTAL DIVIDENDS                               (23,090,150)         (26,645,424)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               1,081,926,616          796,141,077

Dividends reinvested                           22,563,493           26,303,252

Cost of shares redeemed                      (797,590,203)        (565,263,383)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 306,899,906          257,180,946

TOTAL INCREASE (DECREASE) IN NET ASSETS       614,135,748          330,004,430
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,133,146,552          803,142,122

END OF PERIOD                               1,747,282,300        1,133,146,552

Undistributed investment income--net            4,506,755            3,826,896
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    40,268,549           35,271,108

Shares issued for dividends reinvested            870,770            1,249,129

Shares redeemed                               (28,940,895)         (28,686,916)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  12,198,424            7,833,321

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                         Year Ended October 31,
                                                               -------------------------------------------------

                                                               1999        1998       1997           1996          1995
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          23.34       19.73      15.38          12.75         10.42

Investment Operations:

Investment income--net                                         .34(a)       .31        .30            .29           .26

Net realized and unrealized
   gain (loss) on investments                                 5.52         3.89       4.52           2.69          2.37

Total from Investment Operations                              5.86         4.20       4.82           2.98          2.63

Distributions:

Dividends from investment income--net                         (.35)        (.31)      (.28)          (.30)         (.26)

Dividends from net realized gain on
   investments                                                (.09)        (.28)      (.19)          (.05)         (.04)

Total Distributions                                           (.44)        (.59)      (.47)          (.35)         (.30)

Net asset value, end of period                               28.76        23.34      19.73          15.38         12.75
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             25.34        21.68      31.87          23.78         25.75
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         .20         .20       .20            .20           .37

Ratio of net investment income
   to average net assets                                       1.23       1.45       1.72           2.16          2.36

Portfolio Turnover Rate                                       16.58      16.76       3.75           4.75          1.03
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     1,747,282  1,133,147    803,142        449,123       204,278

A   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S& P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sale charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the
accrual    basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1999, are set forth in the Statement of Financial Futures.


(E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions  With Affiliates:

Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliates parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel
Funds,    Inc.,    The     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1999 amounted to $533,571,251 and $249,575,736, respectively.

At October 31, 1999, accumulated net unrealized appreciation on investments and financial futures was $609,997,752, consisting of $652,055,322 gross unrealized appreciation and $42,057,570 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Lines of Credit:

The  fund  participates  with  other  Dreyfus-managed  funds  in  a $500 million
redemption    credit    facility   (the   "Facility"  ) to   be   utilized   fo

temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.


                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.060 per share as a long-term capital gain distribution of the $.230 paid on December 22, 1998.

The fund also designates 79.55% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

                                                           For More Information

                        Dreyfus BASIC S&P 500 Stock Index Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  713AR9910



Dreyfus Disciplined

Stock Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Independent Auditors' Report

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Disciplined Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

Despite a relatively weak third quarter of 1999 for the U.S. stock market, the past year has been rewarding for most equity investors overall. When the reporting period began, most sectors of the U.S. stock market had completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported
continued    strength    in    the    stock   market   through   the   spring.

In the summer of 1999, however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined. By the end of the 12-month reporting period, major stock indices had fallen from the record highs reached during the summer, although stock prices generally were still higher than they were one year earlier.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    Disciplined    Stock    Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform  relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund's total return was 24.01% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 25.66%
 .(2)

We attribute the fund's underperformance of the S&P 500 Index to the narrow base of stocks that supported the rise. Much of the market's advance during the period was driven by strong performance among a relative handful of very large growth stocks. Since the S& P 500 Index is heavily weighted toward just such companies, the Index rose more than most portfolios that did not focus on those specific stocks.

What is the fund's investment approach?

Dreyfus Disciplined Stock Fund invests primarily in a diversified portfolio of large companies that meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit improving earnings momentum. A team of experienced analysts examine the fundamentals of the top-ranked candidates. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of
various    indus    The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

try sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent one-year period, the fund held positions in more than 150 stocks across ten economic sectors. Our ten largest holdings accounted for less than 25% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

As we mentioned earlier, the strong rise of the benchmark was driven by the performance of an extremely narrow group of companies. During the first nine months of 1999, only eleven stocks in the S&P 500 Index accounted for all of the Index' s return. While the fund benefited from owning significant positions in several of these stocks -- such as Cisco Systems, Wal-Mart Stores, and EMC -- others failed to meet our investment criteria. Our performance relative to our benchmark suffered because we did not own these other stocks.

The fund' s relative performance also suffered due to the high volatility of stock prices during the period. Uncertainties regarding the sustainability of U.S. economic growth during the first half of the period, and regarding rising interest rates during the second half of the period, precipitated sudden swings in investor sentiment. As a result, stock prices rose and fell sharply, often moving several percentage points up or down over the course of a few days, only to move just as sharply in the opposite direction the following week. Since our quantitative model depends on using data from one month to identify stocks that will outperform during the next, a high level of market volatility from month to month reduces the effectiveness of our approach.


What is the fund's current strategy?

We continue to adhere to our disciplined investment process, which seeks to identify stocks that have a favorable combination of undervaluation and improving earnings momentum. Our philosophy in seeking consistent high returns is to construct a portfolio of these stocks in a way that also manages unnecessary investment risks. The fund is always fully invested, industry and sector neutral versus the S&P 500 Index, and highly diversified.

November 15, 1999

1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Stock Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                              Inception                                                             From

                                                Date            1 Year           5 Years          10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

Fund                                          12/31/87          24.01%           24.76%            18.07%          18.44%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

ALL PERFORMANCE INFORMATION REFLECTS THE PERFORMANCE OF THE FUND'S PREVIOUSLY EXISTING RETAIL SHARES (WHICH WERE NOT SUBJECT TO ANY RULE 12B-1 FEE) THROUGH DECEMBER 15,1997 AND THE FUND'S SINGLE CLASS OF SHARES (WHICH ARE SUBJECT TO A
 .10% RULE 12B-1 FEE) FROM DECEMBER 16, 1997 THROUGH OCTOBER 31, 1999.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS DISCIPLINED STOCK FUND ON 12/31/87 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE DREYFUS DISCIPLINED STOCK FUND SEEKS INVESTMENT RETURNS (INCLUDING CAPITAL APPRECIATION AND INCOME) CONSISTENTLY SUPERIOR TO THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX BY INVESTING PRIMARILY IN EQUITY SECURITIES SELECTED THROUGH THE COMBINATION OF QUANTITATIVE SECURITY SELECTION, FUNDAMENTAL ANALYSIS AND RISK MANAGEMENT TECHNIQUES. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 1999


COMMON STOCKS--100.1%                                                                           Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.3%

Anheuser-Busch Cos.                                                                             315,900               22,685,569

Philip Morris Cos.                                                                              724,500               18,248,344

                                                                                                                      40,933,913

CONSUMER CYCLICAL--9.4%

Best Buy                                                                                     276,600(a)               15,368,587

Dayton Hudson                                                                                   292,700               18,915,737

Delphi Automotive Systems                                                                       465,324                7,648,763

Eastman Kodak                                                                                   164,000               11,305,750

Federated Department Stores                                                                  244,300(a)               10,428,556

Ford Motor                                                                                      400,600               21,982,925

General Motors                                                                                  250,500               17,597,625

Kroger                                                                                       539,900(a)               11,236,669

Limited                                                                                         447,100               18,386,987

Lowe's Cos.                                                                                     263,200               14,476,000

McDonald's                                                                                      395,300               16,306,125

Safeway                                                                                      279,300(a)                9,862,781

Staples                                                                                      494,650(a)               10,975,047

TJX Cos.                                                                                        612,000               16,600,500

Tandy                                                                                           267,500               16,835,781

US Airways Group                                                                             249,700(a)                6,991,600

Wal-Mart Stores                                                                               1,507,000               85,428,062

                                                                                                                     310,347,495

CONSUMER STAPLES--6.3%

Coca-Cola                                                                                       491,200               28,980,800

ConAgra                                                                                         425,000               11,076,562

Dial                                                                                            380,000                8,882,500

Fortune Brands                                                                                  285,600               10,120,950

General Mills                                                                                   157,100               13,697,156

Nabisco Holdings, Cl. A                                                                         251,900                9,414,762

PepsiCo                                                                                         738,800               25,627,125

Procter & Gamble                                                                                501,200               52,563,350

Quaker Oats                                                                                     217,200               15,204,000

Ralston-Purina Group                                                                            465,000               14,618,437

Unilever, N.V. (New York Shares)                                                                242,539               16,174,320

                                                                                                                     206,359,962

ENERGY--6.3%

Atlantic Richfield                                                                              328,100               30,574,819

Coastal                                                                                         376,800               15,872,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Columbia Energy Group                                                                           245,200               15,938,000

Diamond Offshore Drilling                                                                       545,900               17,332,325

Enron                                                                                           468,400               18,706,725

Occidental Petroleum                                                                            365,600                8,340,250

Royal Dutch Petroleum (New York Shares)                                                       1,122,400               67,273,850

Texaco                                                                                          446,800               27,422,350

Tidewater                                                                                       177,800                5,334,000

                                                                                                                     206,795,019

HEALTH CARE--10.3%

American Home Products                                                                          403,000               21,056,750

Amgen                                                                                        365,600(a)               29,156,600

Bausch & Lomb                                                                                   141,100                7,619,400

Bristol-Myers Squibb                                                                            691,800               53,138,887

Cardinal Health                                                                                 148,500                6,404,062

Elan, A.D.S.                                                                                 554,600(a)               14,280,950

Immunex                                                                                      143,400(a)                9,034,200

Lilly (Eli) & Co.                                                                               519,400               35,773,675

MedImmune                                                                                     60,300(a)                6,753,600

Medtronic                                                                                       565,200               19,570,050

Merck & Co.                                                                                     352,700               28,061,694

Pharmacia & Upjohn                                                                              305,200               16,461,725

Schering-Plough                                                                                 778,600               38,540,700

United HealthCare                                                                               146,600                7,577,388

Warner-Lambert                                                                                  578,200               46,147,588

                                                                                                                     339,577,269

INTEREST SENSITIVE--19.3%

Ace                                                                                             335,800                6,527,112

Allstate                                                                                        637,860               18,338,475

Ambac Financial Group                                                                           145,100                8,669,725

American General                                                                                102,600                7,611,637

American International Group                                                                    137,448               14,148,553

Bank One                                                                                        960,218               36,068,189

CIGNA                                                                                           139,900               10,457,525

Chase Manhattan                                                                                 486,380               42,497,453

Citigroup                                                                                     1,280,770               69,321,676

Edwards (A.G.)                                                                                  341,600               10,269,350

Fannie Mae                                                                                      379,500               26,849,625

Fleet Boston                                                                                    791,400               34,524,825



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

General Electric                                                                              1,010,100              136,931,681

Hartford Financial Services Group                                                               315,000               16,320,937

Lehman Brothers Holdings                                                                        199,000               14,663,813

MBNA                                                                                            607,000               16,768,375

Merrill Lynch                                                                                   224,100               17,591,850

Morgan Stanley Dean Witter & Co.                                                                237,600               26,210,250

Old Republic International                                                                      207,675                2,842,552

PNC Bank                                                                                        243,100               14,494,838

SLM Holding                                                                                     281,500               13,775,906

SouthTrust                                                                                      432,150               17,286,000

Summit Bancorp                                                                                  170,550                5,905,294

SunTrust Banks                                                                                  169,800               12,427,238

Torchmark                                                                                       184,100                5,741,619

Washington Mutual                                                                               227,316                8,169,169

Wells Fargo                                                                                     832,900               39,875,088

                                                                                                                     634,288,755

PRODUCER GOODS--8.5%

Alcan Aluminium                                                                                 145,400                4,789,112

Alcoa                                                                                           251,600               15,284,700

AlliedSignal                                                                                    351,700               20,024,919

Boeing                                                                                          297,100               13,685,169

Burlington Northern Santa Fe                                                                    301,300                9,603,938

Canadian National Railway                                                                       197,200                6,014,600

Champion International                                                                          193,900               11,209,844

Deere & Co.                                                                                     212,300                7,695,875

duPont (E.I.) deNemours & Co.                                                                   285,200               18,377,575

General Dynamics                                                                                166,000                9,202,625

Ingersoll-Rand                                                                                  216,050               11,288,613

International Paper                                                                             222,100               11,688,013

Kerr-McGee                                                                                      141,600                7,611,000

Martin Marietta Materials                                                                       126,000                4,906,125

Minnesota Mining & Manufacturing                                                                181,200               17,225,325

Northrop Grumman                                                                                100,700                5,525,913

PPG Industries                                                                                  228,400               13,846,750

Rohm & Haas                                                                                     209,500                8,013,375

Southdown                                                                                       211,200               10,203,600

Tyco International                                                                            1,238,000               49,442,625

USX-U.S. Steel Group                                                                            177,100                4,527,119

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                       Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Union Carbide                                                                                  103,800                 6,331,800

United Technologies                                                                            222,300                13,449,150

                                                                                                                     279,947,765

SERVICES--7.6%

America Online                                                                                434,600(a)              56,362,187

Carnival                                                                                        303,400               13,501,300

Clear Channel Communications                                                                 151,200(a)               12,152,700

Fox Entertainment Group, Cl. A                                                                  376,200                8,135,325

Infinity Broadcasting, Cl. A                                                                    358,500               12,390,656

MediaOne Group                                                                               106,900(a)                7,596,581

Omnicom Group                                                                                   204,200               17,969,600

Time Warner                                                                                     556,600               38,788,063

Tribune                                                                                         322,600               19,356,000

Valassis Communications                                                                      141,500(a)                6,084,500

Viacom, Cl. B                                                                                518,700(a)               23,211,825

Vodafone AirTouch, A.D.R.                                                                       692,250               33,184,734

                                                                                                                     248,733,471

TECHNOLOGY--22.0%

Altera                                                                                       170,400(a)                8,285,700

Applied Materials                                                                            198,300(a)               17,809,819

BMC Software                                                                                 302,900(a)               19,442,394

Cisco Systems                                                                              1,156,550(a)               85,584,700

Corning                                                                                         167,800               13,193,275

Dell Computer                                                                                905,600(a)               36,337,200

EMC                                                                                          455,900(a)               33,280,700

General Instrument                                                                           184,300(a)                9,917,644

Intel                                                                                           715,800               55,429,762

International Business Machines                                                                 480,900               47,308,537

Lexmark International Group, Cl. A                                                           248,100(a)               19,367,306

Linear Technology                                                                               124,300                8,693,231

Lucent Technologies                                                                             973,100               62,521,675

Maxim Integrated Products                                                                    170,200(a)               13,435,163

Microsoft                                                                                  1,554,600(a)              143,897,663

Motorola                                                                                        254,600               24,807,588

Nokia, A.D.S.                                                                                   149,400               17,265,038

Oracle                                                                                       618,550(a)               29,419,784

Qwest Communications International                                                           237,332(a)                8,543,952

Solectron                                                                                    176,100(a)               13,251,525



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Sun Microsystems                                                                             342,300(a)               36,219,619

Tellabs                                                                                      300,000(a)               18,975,000

                                                                                                                     722,987,275

UTILITIES--9.1%

AT&T                                                                                          1,120,500               52,383,375

Bell Atlantic                                                                                   482,410               31,326,499

Edison International                                                                            328,100                9,719,962

Florida Progress                                                                                223,300               10,229,931

GPU                                                                                             296,700               10,069,256

GTE                                                                                             275,300               20,647,500

MCI WorldCom                                                                                 756,500(a)               64,917,156

PECO Energy                                                                                     237,200                9,058,075

Pinnacle West Capital                                                                           126,500                4,664,688

Public Service Enterprise Group                                                                 231,000                9,138,938

SBC Communications                                                                            1,025,432               52,232,922

Telefonos de Mexico, Cl. L, A.D.S.                                                              157,200               13,440,600

Texas Utilities                                                                                 329,000               12,748,750

                                                                                                                     300,577,652

TOTAL COMMON STOCKS

   (cost $2,365,364,118)                                                                                           3,290,548,576
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.1%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co.,Tri-Party Repurchase

  Agreement, 5.18% dated 10/29/1999, due

  11/1/1999 in the amount of $4,251,835

  (fully collateralized by $4,306,000

  U.S. Treasury Notes, 5.625%, 2/28/2001,

  value $4,335,838)

   (cost $4,250,000)                                                                          4,250,000                4,250,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,369,614,118)                                                          100.2%            3,294,798,576

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)              (5,249,833)

NET ASSETS                                                                                       100.0%            3,289,548,743

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                           2,369,614,118  3,294,798,576

Cash                                                                     255,480

Receivable for investment securities sold                             98,938,332

Receivable for shares of Capital Stock subscribed                      2,786,202

Dividends and interest receivable                                      2,251,124

                                                                   3,399,029,714
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,590,105

Due to Distributor                                                       82,059

Payable for investment securities purchased                         100,646,320

Payable for shares of Capital Stock redeemed                          6,158,587

Loan commitment fees payable                                              3,900

                                                                    109,480,971
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,289,548,743
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,264,180,044

Accumulated net realized gain (loss) on investments                 100,184,241

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                           925,184,458
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,289,548,743
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(245 million shares of $.001 par value Capital Stock authorized)     80,302,474

NET ASSET VALUE, offering and redemption price per share ($)              40.96

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $616,551 foreign taxes withheld at source)   37,584,292

Interest                                                               735,753

TOTAL INCOME                                                        38,320,045

EXPENSES:

Management fee--Note 2(a)                                           26,998,354

Distribution fees--Note 2(b)                                         2,999,817

Loan commitment fees--Note 4                                            11,462

Interest expense--Note 4                                                 5,351

TOTAL EXPENSES                                                      30,014,984

INVESTMENT INCOME--NET                                               8,305,061
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            111,120,419

Net unrealized appreciation (depreciation) on investments          484,270,158

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             595,390,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               603,695,638

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                                    ---------------------------

                                                     1999               1998(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,305,061           12,786,219

Net realized gain (loss) on investments       111,120,419          109,282,274

Net unrealized appreciation (depreciation)
   on investments                             484,270,158          165,127,716

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  603,695,638          287,196,209
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Institutional shares                                  --              (43,036)

Retail shares and New Single Class           (11,442,543)         (13,529,583)

Net realized gain on investments:

Retail shares and New Single Class          (119,405,805)        (158,377,032)

TOTAL DIVIDENDS                             (130,848,348)        (171,949,651)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Institutional shares                                  --            26,000,037

Retail shares and New Single Class          1,255,734,317        1,607,539,829

Dividends reinvested:

Institutional shares                                   --               40,647

Retail shares and New Single Class            121,358,577          156,406,066

Cost of shares redeemed:

Institutional shares                                  --          (33,343,597)

Retail shares and New Single Class          (996,555,018)        (961,519,617)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                380,537,876          795,123,365

TOTAL INCREASE (DECREASE) IN NET ASSETS      853,385,166          910,369,923
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,436,163,577        1,525,793,654

END OF PERIOD                               3,289,548,743        2,436,163,577

Undistributed investment income--net                   --            2,672,348
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold:

Institutional shares                                   --              766,388

Retail shares and New Single Class             32,584,410           47,447,361

Shares issued for dividends reinvested:

Institutional shares                                   --                1,199

Retail shares and New Single Class              3,330,034            5,125,076

Shares redeemed:

Institutional shares                                   --            (978,523)

Retail shares and New Single Class           (25,858,146)         (28,659,176)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  10,056,298           23,702,325

(A) EFFECTIVE DECEMBER 15, 1997, THE FUND CONVERTED TO A SINGLE CLASS FUND, WITH THE EXISTING INSTITUTIONAL SHARES AND RETAIL SHARES CONVERTED INTO A NEW SINGLE CLASS OF SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended October 31,
                                                               -------------------------------------------------------------------

                                                               1999          1998(a)         1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          34.68         32.78           26.65          22.09         18.54

Investment Operations:

Investment income--net                                         .11(b)         .20             .25            .28           .30

Net realized and unrealized gain (loss)
   on investments                                             7.97           5.31            7.92           5.13          4.02

Total from Investment Operations                              8.08           5.51            8.17           5.41          4.32

Distributions:

Dividends from investment income--net                         (.15)          (.24)           (.26)          (.29)         (.30)

Dividends from net realized gain on
   investments                                               (1.65)         (3.37)          (1.78)          (.56)         (.47)

Total Distributions                                          (1.80)         (3.61)          (2.04)          (.85)         (.77)

Net asset value, end of period                               40.96          34.68           32.78          26.65         22.09
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             24.01          18.37           32.32          25.14         24.33
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                                 1.00            .99             .90            .90           .90

Ratio of net investment income to
   average net assets                                          .28            .61             .87           1.23          1.61

Portfolio Turnover Rate                                      57.23          54.45           68.87          64.47         60.00
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     3,289,549     2,436,164       1,482,176        807,680       382,646

(A) EFFECTIVE DECEMBER 15, 1997, THE FUND CONVERTED TO A SINGLE CLASS FUND, WITH
THE EXISTING INSTITUTIONAL SHARES AND RETAIL SHARES CONVERTED INTO A NEW SINGLE
CLASS OF SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") , a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

On December 2, 1997, shareholders approved a reorganization, effective December 15, 1997, where Institutional class and Retail class converted into a single class of shares. The performance history for the Retail class shares, the most relevant historical class represents the class outstanding through the year.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments
                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1999, there were no financial futures contracts outstanding.

(E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 1999, the fund increased accumulated undistributed investment income-net by $465,134 and decreased accumulated net realized gain (loss) on investments by that amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually
obligated    to

pay  the Manager a fee, calculated daily and paid monthly, at the annual rate of
 . 90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon Bank, the Manager or Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 1999, the fund was charged $2,999,817 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

(C) BROKERAGE COMMISSIONS: During the period ended October 31, 1999, the fund incurred total brokerage commissions of $3,423,345, of which $212,149 was paid to Dreyfus Brokerage Services Corporation, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $1,952,142,665 and $1,699,157,661, respectively.

At October 31, 1999, accumulated net unrealized appreciation on investments was $925,184,458, consisting of $989,332,146 gross unrealized appreciation and $64,147,688 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding during the period ended October 31, 1999 was approximately $104,700, with a related weighted average annualized interest rate of 5.11%.


NOTE 5--Litigation:

The fund, along with certain related parties, are defendants in a class action lawsuit. Former Retail class shareholders have asserted that the adoption of the Plan, with respect to the fund's Retail class, was in violation of the Act and common law. On March 29, 1999, the trial court dismissed the lawsuit with prejudice, but the plaintiffs filed an appeal. The case was fully briefed and oral arguments were heard by the appellate court on December 7, 1999. Although it is difficult to predict the ultimate outcome of this case, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the financial position of the fund.


                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.659 per share as long-term capital gain distribution of the $1.7153 per share paid on December 22, 1998.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Disciplined Stock Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  728AR9910


Dreyfus Institutional

Government Money

Market Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited)

and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             Dreyfus Institutional Government Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Government Money Market Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the
fund'   s    portfolio    manager,    Laurie    Carroll.

When the reporting period began, the U.S. financial markets were experiencing the aftermath of a sharp correction caused primarily by the spread of the global financial crisis overseas. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates, which also reduced money market yields.

The Fed' s strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period. Investors had become concerned that strong economic growth in the United States might rekindle dormant inflationary pressures. As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose during the second and third quarters in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal
Reserve Board raised rates twice during the summer of 1999 in an attempt to forestall a potential resurgence of inflationary pressures. This increase effectively reversed most of last fall's interest-rate cuts, and led to higher yields on most money market securities.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Institutional Government Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the 12-month period ended October 31, 1999, Dreyfus Institutional Government Money Market Fund produced a yield of 4.64% and after taking into account the effect of compounding, an effective yield of 4.74%.(1) For the same 12-month period, the fund provided a total return of 4.74%,(2) compared to the Lipper Institutional U.S. Government Money Market Funds category average total return of 4.76%.(3)

We attribute the fund's performance to the fact that we maintained a relatively long average maturity in the portfolio during the first half of the period, which enabled us to lock in higher returns when interest rates were declining. Conversely, as interest rates were rising during the second half of the period, we shortened the fund's average maturity and were able to capture higher yields
as    they    became    available.

What is the fund's investment approach?

As a government money market fund, the fund provides shareholders with an investment vehicle that is made up of high quality income-producing securities that are also very liquid in nature; that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a portfolio of high quality short-term debt securities that are issued or guaranteed by the United States government and its agencies or instrumentalities, including U.S. Treasury securities, as well as repurchase agreements. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

During  the past 12-month period, the returns offered by government money market
securities   have   fluctuated.   That' s  because  interest  rates,   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

which  generally  determine  the  returns  for  these types of investments, also
fluctuated    during    the    period.

At  the  beginning  of  the  fund's 12-month reporting period, the global equity markets were in the midst of a crisis that created a "flight to quality" in which many investors flocked to the safety provided by U.S. Treasury securities. In an effort to stimulate global economic growth, the Federal Reserve Board lowered short-term interest rates by a total of 75 basis points in three separate moves in October and November, 1998. However, by the end of the year and into the first quarter of 1999, many industry analysts were surprised to see signs that the Asian economies were beginning to recover. As a result, investors became concerned that the Federal Reserve Board might take back some or all of
last    fall'   s    interest-rate    cuts.

Toward the end of the second quarter, many worldwide economies appeared to be recovering. Commodity prices, particularly oil prices, began to climb, signaling the end of the "flight to quality" for U.S. bond market investors as they became more comfortable holding riskier assets. As a result, prices on U.S. Treasury bonds began to fall.

By the end of the third quarter, commodity prices had leveled off and the U.S. Treasury market stabilized. Because of a stronger global economy and potential inflationary pressures, the Federal Reserve Board raised short-term interest rates twice during the summer. An additional rate hike was expected in November,
which   would   effectively   offset   all   of   last   fall'  s   rate  cuts.

What is the fund's current strategy?

Our strategy has been to retain the flexibility we need to seek high current income while remaining capable of responding quickly to changing market conditions. To that end, we emphasized agency securities throughout the period in an effort to earn the highest possible yield for the fund. In fact, as of the end of the reporting period, approximately 57% of the fund's assets were allocated to government agency securities. In addition, we increased our allocation to floating-

rate notes toward the end of the period. Floating-rate notes are bonds that have a variable interest rate that is linked to a money market index, such as U.S. Treasury bill rates. The benefit to owning these bonds is that they provide the fund with protection against rising interest rates. Most recently, in the rising interest-rate environment, floating-rate bonds have been particularly beneficial for the fund. As of October 31, 1999, approximately 19% of the portfolio was invested in floating-rate notes.

The remaining 24% of the portfolio was allocated to repurchase agreements, which provided liquidity and helped boost returns. Commonly referred to as repos, repurchase agreements are overnight loans to government dealers that are
collateralized    with    U.S.    government    securities.

November 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELD FLUCTUATES. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999

                                                                   Annualized
                                                                    Yield on
                                                                     Date of                  Principal
U.S. GOVERNMENT AGENCIES--75.7%                                    Purchase (%)                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Banks, Notes

  11/1/1999                                                             4.67                    5,000,000                5,000,000

  12/1/1999                                                             4.97                   10,000,000               10,000,000

  1/18/2000                                                             5.31                   10,000,000               10,000,000

  2/1/2000                                                              5.34                   10,000,000               10,000,000

  3/1/2000                                                              5.54                    5,000,000                5,000,000

  4/3/2000                                                              5.47                    5,000,000                5,000,000

  5/1/2000                                                              5.62                    5,000,000                5,000,000

Federal Home Loan Banks, Discount Notes

  11/5/1999                                                             5.29                    5,000,000                4,997,089

  12/31/1999                                                            4.74                    5,000,000                4,962,250

  1/26/2000                                                             5.60                    5,000,000                4,934,067

Federal Home Loan Banks, Floating Rate Notes

  11/10/1999                                                            5.41  (a)               5,000,000                4,999,901

  9/28/2000                                                             5.30  (a)              10,000,000                9,996,372

Federal Home Loan Mortgage Corp.,
  Discount Notes

  11/17/1999                                                            5.14                    5,000,000                4,988,622

  12/16/1999                                                            5.25                    5,000,000                4,967,438

  1/14/2000                                                             5.60                    5,000,000                4,943,164

  1/20/2000                                                             5.57                    5,000,000                4,939,222

  2/3/2000                                                              5.65                    5,000,000                4,927,933

  3/1/2000                                                              5.67                    5,000,000                4,907,233

  3/9/2000                                                              5.62                    5,000,000                4,901,996

  3/16/2000                                                             5.72                    5,000,000                4,894,600

Federal Home Loan Mortgage Corp.,
  Floating Rate Note

  5/18/2000                                                             5.30  (a)              10,000,000                9,995,650

Federal National Mortgage Association,
  Discount Notes

  11/2/1999                                                             5.29                    5,000,000                4,999,272

  12/2/1999                                                             5.33                    5,000,000                4,977,353

  12/7/1999                                                             5.33                    5,000,000                4,973,700

  1/28/2000                                                             5.61                    5,000,000                4,932,411

  4/10/2000                                                             5.74                    5,000,000                4,875,225

  6/5/2000                                                              5.79                    5,000,000                4,831,825

Federal National Mortgage Association,
  Floating Rate Notes

  8/9/2000                                                              5.25  (a)              10,000,000                9,995,377

  9/18/2000                                                             5.32  (a)              10,000,000                9,998,245

TOTAL U.S. GOVERNMENT AGENCIES
  (cost $178,938,945)                                                                                                  178,938,945


                                                                  Annualized
                                                                   Yield on
                                                                    Date of                     Principal
REPURCHASE AGREEMENTS--28.2%                                      Purchase (%)                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette Securities Inc.,

 Tri-Party Repurchase Agreement
 dated 10/29/1999, due 11/1/1999
 in the amount of $25,010,875
 (fully collateralized by $25,689,000
 U.S. Treasury Notes 5.625%-6.625%,
 due 4/30/2002 to 2/15/2006,

  value $25,500,996)                                                    5.22                   25,000,000               25,000,000

Goldman, Sachs & Co., Tri-Party
  Repurchase Agreement dated
  10/29/1999, due 11/1/1999
  in the amount of $41,839,588
  (fully collateralized by $33,089,000

  U.S. Treasury Bonds 9.00%-11.625%,

  due 11/15/2004 to 11/15/2018,
  value $42,658,766)                                                    5.18                   41,821,535               41,821,535

TOTAL REPURCHASE AGREEMENTS
  (cost $66,821,535)                                                                                                    66,821,535
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $245,760,480)                                 103.9%                                           245,760,480

LIABILITIES, LESS CASH AND RECEIVABLES                                (3.9%)                                           (9,228,736)

NET ASSETS                                                            100.0%                                           236,531,744

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $66,821,535)
   --Note 1(c)                                         245,760,480   245,760,480

Interest receivable                                                      856,995

                                                                     246,617,475
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            64,171

Due to Distributor                                                            2

Cash overdraft due to Custodian                                          21,558

Payable for investment securities purchased                          10,000,000

                                                                     10,085,731
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      236,531,744
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     236,645,816

Accumulated net realized gain (loss) on investments                   (114,072)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      236,531,744
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      236,645,816

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,595,578

EXPENSES:

Management fee--Note 2(a)                                              382,231

Shareholder servicing costs--Note 2(b)                                 382,231

TOTAL EXPENSES                                                         764,462

INVESTMENT INCOME--NET                                              11,831,116
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):               (31,649)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,799,467

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------

                                                       Year Ended October 31,
                                                   ----------------------------

                                                     1999                1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,831,116           11,522,861

Net realized gain (loss) from investments        (31,649)             (68,460)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,799,467           11,454,401
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (11,831,116)         (11,522,861)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold               2,626,381,951        2,124,520,629

Dividends reinvested                              358,854              618,577

Cost of shares redeemed                    (2,734,165,524)      (1,972,935,967)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (107,424,719)         152,203,239

TOTAL INCREASE (DECREASE) IN NET ASSETS      (107,456,368)         152,134,779
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           343,988,112          191,853,333

END OF PERIOD                                 236,531,744          343,988,112

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended October 31,
                                                                 ------------------------------------------------------------------

                                                                 1999           1998          1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .046           .052          .052           .051          .056

Distributions:

Dividends from investment income--net                            (.046)         (.052)        (.052)         (.051)        (.056)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.74           5.36          5.28           5.25          5.71
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30           .30            .30           .30

Ratio of net investment income
   to average net assets                                         4.64           5.22          5.14           5.14          5.55
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         236,532        343,988       191,853        295,434       515,812

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.


(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund has an unused capital loss carryover of approximately $114,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $14,000 of the carryover expires in fiscal 2005, $68,000 expires in fiscal 2006 and $32,000 expires in fiscal 2007.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates, to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.

The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in
fact   paid   directly   by   the  Manager  to  the  non-interested  Directors.

(B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1999, the fund was charged $382,231 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statement of investments, of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999




                                                           For More Information

                        Dreyfus Institutional Government Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  919AR9910


Dreyfus Institutional

U.S. Treasury

Money Market Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Independent Auditors' Report

                            17   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                U.S. Treasury Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional U.S. Treasury Money Market Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the
fund'   s    portfolio    manager,    Laurie    Carroll.

When the reporting period began, the U.S. financial markets were experiencing the aftermath of a sharp correction caused primarily by the spread of the global financial crisis overseas. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates, which also reduced money market yields.

The Fed' s strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period. Investors had become concerned that strong economic growth in the United States might rekindle dormant inflationary pressures. As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose during the second and third quarters in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal
Reserve Board raised rates twice during the summer of 1999 in an attempt to forestall a potential resurgence of inflationary pressures. This increase effectively reversed most of last fall's interest-rate cuts, and led to higher yields on most money market securities.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Institutional U.S. Treasury Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For  the  12-month  period  ended  October  31, 1999, Dreyfus Institutional U.S.
Treasury Money Market Fund produced a yield of 4.49% and after taking into account the effect of compounding, an effective yield of 4.58%.(1) For the same 12-month period, the fund provided a total return of 4.58%,(2) compared to the Lipper Institutional U.S. Treasury Money Market Funds category average total return of 4.48%.(3)

We attribute the fund's performance to the fact that we maintained a relatively long average maturity in the portfolio during the first half of the period, which enabled us to lock in higher returns when interest rates were declining. Conversely, as interest rates were rising during the second half of the period, we shortened the fund's average maturity and were able to capture higher yields
as    they    became    available.

What is the fund's investment approach?

As a U.S. Treasury money market fund, the fund provides shareholders with an investment vehicle that is primarily made up of U.S. Treasury bills, also known as T-bills. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a portfolio of U.S. Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is required to maintain an average
dollar-weighted    maturity    of    90    days    or    less.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During the 12-month reporting period, the returns offered by U.S. Treasury securities such as those held in this fund have fluctuated. That's because interest rates, which generally determine the returns for these types of
investments,    also    fluctuated    during    the    period.

At  the  beginning  of  the  fund's 12-month reporting period, the global equity markets were in the midst of a crisis that created a "flight to quality" in which many investors flocked to the safety provided by U.S. Treasury securities. In an effort to stimulate global economic growth, the Federal Reserve Board lowered short-term interest rates by a total of 75 basis points in three separate moves in October and November 1998. However, by the end of the year and into the first quarter of 1999, many industry analysts were surprised to see signs that the Asian economies were beginning to recover. As a result, investors became concerned that the Federal Reserve Board might take back some or all of
last    fall'   s    interest-rate    cuts.

Toward the end of the second quarter, many worldwide economies appeared to be recovering. Commodity prices, particularly oil prices, began to climb, signaling the end of the "flight to quality" for U.S. bond market investors as they became more comfortable holding riskier assets. As a result, prices on U.S. Treasury bonds began to fall.

By the end of the third quarter, commodity prices had leveled off and the U.S. Treasury market stabilized. Because of a stronger global economy and potential inflationary pressures, the Federal Reserve Board raised short-term interest rates twice during the summer. An additional rate hike was expected in November,
which   would   effectively   offset   all   of   last   fall'  s   rate  cuts.

What is the fund's current strategy?

Our  strategy  has  been  to retain the flexibility we need to seek high current income while remaining capable of responding quickly to changing market conditions. To that end, we allocated about 50% of the portfolio's total assets
to    repurchase    agreements    in    an    effort    to    earn

the highest possible yield for the fund. Commonly referred to as repos, repurchase agreements are overnight loans to government dealers that are collateralized, in the case of this fund, by U.S. Treasuries. The primary purpose of investing in repos is to provide liquidity to the fund. However, because their rates were higher than comparable maturity T-bills during the period, they generated a higher return.

In managing the portfolio for year-end, we are taking advantage of repos in order to maintain overnight liquidity. We are also currently keeping the portfolio' s average maturity short to enable the fund to take advantage of any
possible    further    interest-rate    increases.

November 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELD FLUCTUATES. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999

                                                             Annualized

                                                              Yield on

                                                               Date of                       Principal

U.S. TREASURY BILLS--16.7%                                 Purchase (%)                     Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

12/9/1999                                                          4.74                     30,000,000                  29,852,433

1/20/2000                                                          5.04                     50,000,000                  49,446,667

TOTAL U.S. TREASURY BILLS
  (cost $79,299,100)                                                                                                    79,299,100
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--42.4%
-----------------------------------------------------------------------------------------------------------------------------------

5.875%, 11/15/1999                                                 4.53                     25,000,000                  25,012,091

5.625%, 11/30/1999                                                 4.52                     25,000,000                  25,019,465

6.375%, 1/15/2000                                                  5.07                     30,000,000                  30,063,393

5.375%, 1/31/2000                                                  4.86                     30,000,000                  30,024,911

7.75%, 1/31/2000                                                   5.04                     30,000,000                  30,185,259

5.875%, 2/15/2000                                                  4.90                     30,000,000                  30,068,641

6.875%, 3/31/2000                                                  5.09                     30,000,000                  30,192,677

TOTAL U.S. TREASURY NOTES

  (cost $200,566,437)                                                                                                  200,566,437


                                                             Annualized

                                                              Yield on

                                                               Date of                       Principal

REPURCHASE AGREEMENTS--36.9%                               Purchase (%)                     Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.
  dated 10/29/1999, due 11/1/1999
  in the amount of $55,023,925
  (fully collateralized by $57,181,000
  U.S. Treasury Bills due 3/16/2000,
  value $56,100,279)                                               5.22                     55,000,000                  55,000,000

Donaldson, Lufkin & Jenrette Securities, Inc.
  dated 10/29/1999, due 11/1/1999
  in the amount of $50,021,750
  (fully collateralized by $22,776,000
  U.S. Treasury Notes 7.75% to 5.50%,
  due from 11/30/1999 to 3/31/2003,
  and $22,092,000 U.S. Treasury Bonds
  8.875%, due 8/15/2017,
  value $51,000,708)                                               5.22                     50,000,000                  50,000,000

Goldman, Sachs & Co.
  dated 10/29/1999, due 11/1/1999
  in the amount of $69,678,101
  (fully collateralized by $54,839,000
  U.S. Treasury Bonds, 9.00% due
  11/15/2018, value $71,041,259)                                   5.18                     69,648,036                  69,648,036

TOTAL REPURCHASE AGREEMENTS

  (cost $174,648,036)                                                                                                  174,648,036
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $454,513,573)                                                            96.0%                 454,513,573

CASH AND RECEIVABLES (NET)                                                                        4.0%                  18,827,580

NET ASSETS                                                                                      100.0%                 473,341,153


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $174,648,036)
   --Note 1(c)                                         454,513,573   454,513,573

Cash                                                                      48,467

Receivable for investment securities sold                             15,000,000

Interest receivable                                                    3,895,027

                                                                     473,457,067
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            58,094

Due to Distributor                                                       57,820

                                                                        115,914
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      473,341,153
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     473,341,531

Accumulated net realized gain (loss) on investments                       (378)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      473,341,153
-------------------------------------------------------------------------------
SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      473,341,531
-------------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     27,739,609

EXPENSES:

Management fee--Note 2(a)                                              876,496

Shareholder servicing costs--Note 2(b)                                 876,496

TOTAL EXPENSES                                                       1,752,992

INVESTMENT INCOME--NET                                              25,986,617
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)($)                    (378)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                25,986,239

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                  -----------------------------

                                                     1999                1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         25,986,617           34,828,869

Net realized gain (loss) on investments             (378)              160,744

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  25,986,239            34,989,613
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                      (25,986,617)          (34,828,869)

Net realized gain on investments               (160,744)              (45,754)

TOTAL DIVIDENDS                             (26,147,361)          (34,874,623)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               4,828,958,916        5,042,928,785

Dividends reinvested                            3,272,221            8,151,415

Cost of shares redeemed                   (5,004,026,360)      (5,182,623,861)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS               (171,795,223)        (131,543,661)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (171,956,345)        (131,428,671)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           645,297,498          776,726,169

END OF PERIOD                                 473,341,153          645,297,498

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 ------------------------------------------------------------------

                                                                 1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .047           .051           .050           .051          .054

Distributions:

Dividends from investment income--net                            (.047)         (.051)         (.050)         (.051)        (.054)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.58           5.22           5.16           5.17          5.57
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30            .30            .30           .30

Ratio of net investment income
   to average net assets                                         4.45           5.10           5.04           5.06          5.44
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         473,341        645,297        776,726        666,360       767,948

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.


(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and
expenses    are    allocated    to    each

series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1999, the fund was charged $876,496 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the Fund hereby designates 53.21% of the ordinary income dividends paid during its fiscal year ended October 31, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

                                                           For More Information

                        Dreyfus Institutional U.S. Treasury Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  930AR9910

Dreyfus Premier

Small Company

Stock Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            29   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Small Company Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Small Company Stock Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Anthony Galise and James Wadsworth.

While the past year was rewarding for many equity investors, small-cap stocks did not fare as well as other market sectors. When the reporting period began, the U.S. stock market had just completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, and investors became concerned that inflationary pressures might re-emerge. As a result, the Federal Reserve Board raised short-term interest rates twice during the summer in an effort to forestall a reacceleration of inflation in a fast-growing economy. In this environment, equity investors once again preferred the relative predictability of earnings from large-cap companies.

Despite a brief rally in April and May, small-cap stocks generally failed to keep pace with their large-cap counterparts. However, some small-cap technology stocks that were subject to heightened investor speculation were exceptions to
this    trend.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Small Company Stock Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Premier Small Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund's Class A, B, C and R shares produced total returns of 9.81% , 8.88% , 8.88% and 10.08% , respectively.(1) In contrast, the Russell 2500 Index, the fund's benchmark, produced a total return of 18.00% for the same period.(2)

The public offering of the fund's Class T shares commenced on August 16, 1999. From August 16, 1999 through October 31, 1999 the fund produced a total return of -.18% for Class T shares.

The primary reason that the fund underperformed its benchmark during the reporting period is that the Russell 2500's total return was driven by a narrow slice of the market, primarily technology companies, many of which do not fit our investment criteria. Indeed, Lipper Analytical Services, Inc. ("Lipper") recently reclassified the fund as a "small-cap value" fund, versus its prior classification as a "small-cap growth" fund. To be classified as small-cap growth, Lipper requires most of the companies in the portfolio to have above-average expected earnings growth. To be classified as small-cap value, most of the fund's stocks should be considered "undervalued," using a measure such as price-to-earnings ratio, when compared to the average small-cap stock fund. For the 12-month reporting period, the Lipper SmallCap Funds value
category    produced    a    total    return    of    6.00%   .(3)

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small-cap companies that can include growth and value stocks. The stocks are chosen through a disciplined process that combines computer analysis with human judgment.

The computer model identifies and ranks stocks within an industry based on three
broad   concepts.   The   first   one  is  relative  value,  or  how   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

a stock is priced relative to its perceived intrinsic worth. The second is relative growth, or how a company's profit growth compares to other companies in its industry. The third factor is relative financial strength, which examines attributes such as the debt level of a company.

Using the insights our analysts gained from their fundamental analysis, we select what we believe are the most attractive of the top-ranked securities in the model. Finally, we use portfolio construction techniques to neutralize sector and industry risks. For example, if the Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also be invested in that sector.

What other factors influenced the fund's performance?

During most of the 12-month reporting period, investors were jittery about the economic environment, causing them to favor large, household-name stocks. Last November, the Asian economic crisis was still causing concerns about a worldwide recession and deflation, which is why the Federal Reserve Board lowered interest rates three times in rapid succession. It wasn't until April 1999 that small-cap stocks began to perform relatively well, at a time when investor concerns over deflation were waning.

By late spring, however, the U.S. economy appeared in danger of overheating. Energy prices soared and investors began to worry about inflation, causing the Fed to raise interest rates in June and August. Rising interest rates and a spike in the Consumer Price Index created new worries for investors. Their reaction was once again to seek out the perceived safety of large-cap stocks, and to buy technology shares because they had been the top performers in the market.

During most of the reporting period, less than 5% of the stocks in the Russell 2500 Index were responsible for most of its return. Many of these select stocks were technology companies, primarily Internet-related, that had little or no earnings, and scored poorly in our investment model. For example, Amazon.com was part of the Russell 2500 Index, and its absence from our fund was a negative factor in our relative performance.


What is the fund's current strategy?

Our investment strategy and methodology continue to focus on companies with strong earnings growth that are selling at reasonable valuation levels. For example, Calpine, an independent power company, was selling at a reasonable price/earnings ratio when we acquired it. We continue to hold it because its earnings growth has continued to exceed expectations.

Another strong performer for the fund was Excite(@)Home, an Internet company that was compellingly ranked in our valuation model due to its profitability. The company merged with (@) Home, an Internet service provider owned by a
consortium   of   cable  companies  that  focuses  on  increasing  "bandwidth,"
facilitating faster connections. Another Internet-related holding in the fund is Legato Systems, a company that focuses on storage software and is benefiting from an exploding amount of data flowing into corporations on a daily basis. This data needs to be stored, organized and managed in a way that it can be retrieved. We saw the drive for greater bandwidth and storage capacity as moderate-risk ways to play the Internet sector.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. TOTAL RETURN DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Company Stock Fund Class A shares and Class R shares and the Russell 2500 Index

((+))  SOURCE: FACTSET RESEARCH SYSTEMS, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A SHARES AND CLASS R SHARES OF DREYFUS PREMIER SMALL COMPANY STOCK FUND ON 9/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON CLASS A AND CLASS R SHARES. THE RUSSELL 2500 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


Average Annual Total Returns AS OF 10/31/99

                                                               Inception                                                From

                                                                 Date            1 Year             5 Years           Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                                        9/2/94           3.47%               12.20%            11.95%
WITHOUT SALES CHARGE                                             9/2/94           9.81%               13.53%            13.24%

Class B Shares
WITH REDEMPTION((+))                                           12/19/94           4.88%                  --             14.16%
WITHOUT REDEMPTION                                             12/19/94           8.88%                  --             14.40%

Class C Shares
WITH REDEMPTION((+)(+))                                        12/19/94           7.88%                  --             14.42%
WITHOUT REDEMPTION                                             12/19/94           8.88%                  --             14.42%

Class R Shares
                                                                 9/2/94          10.08%               13.78             13.48%
-----------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/99

                                                               Inception                                                From

                                                                 Date            1 Year             5 Years           Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class T Shares
WITH SALES CHARGE (4.5%)                                       8/16/99               --                 --             (4.69)%
WITHOUT SALES CHARGE                                           8/16/99               --                 --             (0.18)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(   (+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%
AND IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 1999

COMMON STOCKS--98.6%                                                                             Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.5%

Canandaigua Brands, Cl. A                                                                        28,400  (a)           1,718,200

CONSUMER CYCLICAL-10.8%

Abercrombie & Fitch, Cl. A                                                                       49,700  (a)           1,354,325

Action Performance Cos.                                                                          48,100  (a)             978,534

Ames Department Stores                                                                           59,100  (a)           1,872,731

Applied Power, Cl. A                                                                             55,700                1,618,781

Bed Bath & Beyond                                                                                68,400  (a)           2,278,575

Borg-Warner Automotive                                                                           51,740                2,043,730

Continental Airlines, Cl. B                                                                      52,600  (a)           2,130,300

Darden Restaurants                                                                               85,000                1,620,313

Dollar Tree Stores                                                                               64,100  (a)           2,792,356

Ethan Allen Interiors                                                                            79,750                2,836,109

Interface                                                                                        26,441                  107,417

Lear                                                                                             27,100  (a)             914,625

Polaroid                                                                                         51,200                1,142,400

Ross Stores                                                                                     107,300                2,213,062

Ryan's Family Steak House                                                                       209,620  (a)           2,194,459

Speedway Motorsports                                                                             66,000  (a)           2,879,250

Tommy Hilfiger                                                                                   83,280  (a)           2,352,660

Tower Automotive                                                                                105,300  (a)           1,717,706

Warnaco Group, Cl. A                                                                             71,850                1,023,863

Zale                                                                                            110,290  (a)           4,618,394

                                                                                                                      38,689,590

CONSUMER STAPLES--2.8%

Dial                                                                                            107,400                2,510,475

Pepsi Bottling Group                                                                             81,100                1,475,006

Ralcorp Holdings                                                                                 66,100  (a)           1,288,950

SUPERVALU                                                                                        91,065                1,912,365

Suiza Foods                                                                                      76,087  (a)           2,743,887

                                                                                                                       9,930,683

ENERGY--6.0%

BJ Services                                                                                     111,200  (a)           3,815,550

Devon Energy                                                                                     60,300                2,344,162

Kinder Morgan                                                                                   121,460                2,444,382

MCN Energy Group                                                                                 73,100                1,786,381

Newfield Exploration                                                                             68,000  (a)           2,001,750

Noble Affiliates                                                                                 44,800                1,134,000



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Noble Drilling                                                                                   88,800  (a)           1,970,250

Transocean Offshore                                                                              69,400                1,886,813

Ultramar Diamond Shamrock                                                                        62,400                1,528,800

WICOR                                                                                            84,780                2,522,205

                                                                                                                      21,434,293

HEALTH CARE--6.2%

AmeriSource Health, Cl. A                                                                       137,470  (a)           2,062,050

Bard (C.R.)                                                                                      37,200                2,006,475

Forest Laboratories                                                                              23,100  (a)           1,059,713

Genzyme                                                                                          64,400                2,463,300

IDEXX Laboratories                                                                               52,400  (a)             792,550

Lincare Holdings                                                                                 79,780  (a)           2,243,812

MedImmune                                                                                        18,900  (a)           2,116,800

Mylan Laboratories                                                                               78,600                1,409,888

Orthodontic Centers of America                                                                  159,500  (a)           2,193,125

Sybron International                                                                             67,500  (a)           1,607,344

VISX                                                                                             29,980  (a)           1,875,624

Watson Pharmaceuticals                                                                           78,760  (a)           2,500,630

                                                                                                                      22,331,311

INTEREST SENSITIVE--15.5%

Allmerica Financial                                                                              24,400                1,395,375

Ambac Financial Group                                                                            60,400                3,608,900

Bank United, Cl. A                                                                               63,510                2,476,890

Block (H & R)                                                                                    59,400                2,528,212

City National                                                                                   102,910                3,987,762

Concord EFS                                                                                      62,950  (a)           1,703,584

Edwards (A.G.)                                                                                   77,120                2,318,420

Gallagher (Arthur J.)                                                                            37,900                1,961,325

GreenPoint Financial                                                                             47,800                1,362,300

Hartford Life, Cl. A                                                                             31,300                1,635,425

Health Care Property Investors                                                                   53,350                1,400,438

Hibernia, Cl. A                                                                                 158,100                2,243,044

Investment Technology Group                                                                      52,397                1,381,971

M&T Bank                                                                                          6,456                3,198,948

Mercantile Bankshares                                                                            90,500                3,258,000

Mutual Risk Management                                                                           95,760                1,448,370

Old Kent Financial                                                                              101,763                4,146,842

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

People's Bank                                                                                    65,160                1,649,363

Peoples Heritage Financial Group                                                                145,700                2,768,300

Protective Life                                                                                  75,400                2,728,537

Radian Group                                                                                     76,304                4,029,805

TCF Financial                                                                                    96,200                2,837,900

Waddell & Reed Financial, Cl. A                                                                  51,800                1,243,200

                                                                                                                      55,312,911

PRODUCER GOODS & SERVICES--14.9%

American Power Conversion                                                                       141,100  (a)           3,165,931

American Standard                                                                                36,800  (a)           1,405,300

Apartment Investment & Management, Cl. A                                                         59,000                2,219,875

AptarGroup                                                                                       70,620                1,897,913

Boston Properties                                                                               105,900                3,157,144

CK Witco                                                                                        103,900                  974,063

CNF Transportation                                                                               55,800                1,844,888

Cabot                                                                                            94,380                1,757,828

Camden Property Trust                                                                            69,000                1,867,313

Caraustar Industries                                                                             49,270                1,188,639

Clayton Homes                                                                                   160,657                1,626,652

Cordant Technologies                                                                             34,180                1,065,989

Cytec Industries                                                                                 74,090  (a)           1,912,448

Duke-Weeks Realty                                                                                85,500                1,677,938

Equity Office Properties Trust                                                                   85,115                1,883,169

Franchise Finance Corp. of America                                                               64,630                1,405,703

Highwoods Properties                                                                             56,300                1,361,756

IMCO Recycling                                                                                   85,680                1,253,070

Jacobs Engineering Group                                                                         38,980  (a)           1,383,790

Kerr-McGee                                                                                       43,050                2,313,937

Litton Industries                                                                                28,200  (a)           1,323,638

Louisiana Pacific                                                                                88,100                1,117,769

Mack-Cali Realty                                                                                 65,470                1,685,853

Martin Marietta Materials                                                                        34,800                1,355,025

Mead                                                                                             30,400                1,094,400

Pacific Gulf Properties                                                                          93,700                1,897,425

Reynolds Metals                                                                                  36,100                2,181,794

Southdown                                                                                        37,739                1,823,265

Temple-Inland                                                                                    25,900                1,505,438

Timken                                                                                           53,500                  959,656



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

USG                                                                                              26,200                1,298,538

USX-U.S. Steel Group                                                                             65,600                1,676,900

                                                                                                                      53,283,047

SERVICES--11.1%

Adelphia Communications, Cl. A                                                                   25,700  (a)           1,403,863

American Management Systems                                                                      81,400  (a)           2,106,225

Avis Rent A Car                                                                                  74,800  (a)           1,337,050

CIBER                                                                                            83,900  (a)           1,368,619

Convergys                                                                                        82,800  (a)           1,619,775

DST Systems                                                                                      26,700  (a)           1,700,456

Hispanic Broadcasting                                                                            43,200  (a)           3,499,200

Hollinger International, Cl. A                                                                  121,200                1,257,450

Mail-Well                                                                                       171,200  (a)           2,289,800

SFX Entertainment                                                                                31,700  (a)           1,107,519

Sinclar Broadcast Group, Cl. A                                                                  193,800  (a)           1,938,000

SunGuard Data Systems                                                                            99,960  (a)           2,442,772

Telephone & Data Systems                                                                         22,600                2,604,650

Transaction Network Services                                                                    143,300  (a)           5,705,131

USA Networks                                                                                     63,800  (a)           2,874,987

Valassis Communications                                                                          50,750  (a)           2,182,250

Wallace Computer Services                                                                        77,520                1,715,130

Young & Rubicam                                                                                  52,200                2,388,150

                                                                                                                      39,541,027

TECHNOLOGY--23.6%

Adaptec                                                                                          67,100  (a)           3,019,500

American Tower, Cl. A                                                                            40,500  (a)             772,031

CheckFree Holdings                                                                               22,231  (a)             830,884

Check Point Software Technologies                                                                23,150  (a)           2,678,166

Clarify                                                                                          54,500  (a)           4,210,125

Cognex                                                                                           51,940  (a)           1,554,954

Dallas Semiconductor                                                                             53,540                3,152,167

Electronics For Imaging                                                                          66,100  (a)           2,664,656

Jabil Circuit                                                                                    85,600  (a)           4,472,600

Lattice Semiconductor                                                                            66,100  (a)           2,338,287

Legato Systems                                                                                  117,700  (a)           6,326,375

NeoMagic                                                                                        128,000  (a)           1,020,000

Network Appliance                                                                                48,500  (a)           3,589,000

PMC-Sierra                                                                                       33,500  (a)           3,157,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Plantronics                                                                                      69,120  (a)           4,047,840

RF Micro Devices                                                                                 28,100  (a)           1,450,663

Rational Software                                                                                59,900  (a)           2,560,725

SMART Modular Technologies                                                                      119,900  (a)           4,451,287

SPX                                                                                              36,500  (a)           3,093,375

Sanmina                                                                                          51,033  (a)           4,596,160

Scientific-Atlanta                                                                               47,400                2,713,650

Security First Technologies                                                                      29,500  (a)           1,185,531

Sterling Commerce                                                                               110,660  (a)           2,593,594

Synopsys                                                                                         38,500  (a)           2,399,031

Vignette                                                                                         20,900  (a)           3,302,200

Vitesse Semiconductor                                                                           116,400  (a)           5,339,850

Waters                                                                                           58,600  (a)           3,113,125

Zebra Technologies, Cl. A                                                                        71,690  (a)           3,898,144

                                                                                                                      84,531,295

UTILITIES--7.2%

Calpine                                                                                         180,400  (a)          10,395,550

Cincinnati Bell                                                                                 123,600                2,572,425

DQE                                                                                              77,770                3,105,939

MidAmerican Energy Holding                                                                       99,740                3,353,757

Montana Power                                                                                    93,500                2,658,906

Pacific Gateway Exchange                                                                         74,800  (a)           1,701,700

Sempra Energy                                                                                   103,573                2,116,773

                                                                                                                      25,905,050

TOTAL COMMON STOCKS

   (cost $314,522,564)                                                                                               352,677,407


                                                                                              Principal
SHORT-TERM INVESTMENTS--1.4%                                                                 Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement;

  Goldman Sachs & Co., 5.18% dated

  10/29/1999, due 11/1/1999 in the amount

  of $4,852,094 (fully collateralized by

  $4,913,000 U.S. Treasury Notes, 5.625%, due

  2/28/2001, value $4,947,044)

   (cost $4,850,000)                                                                          4,850,000                4,850,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $319,372,564)                                                            100.0%              357,527,407

LIABILITIES, LESS CASH AND RECEIVABLES                                                              .0%                  (9,479)

NET ASSETS                                                                                       100.0%              357,517,928

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost          Value
--------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                              319,372,564    357,527,407

Cash                                                                      119,929

Receivable for investment securities sold                                 392,949

Receivable for shares of Capital Stock subscribed                         171,372

Dividends and interest receivable                                         130,329

                                                                      358,341,986
--------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           382,979

Due to Distributor                                                        6,443

Payable for shares of Capital Stock redeemed                            434,636

                                                                        824,058
--------------------------------------------------------------------------------------

NET ASSETS ($)                                                      357,517,928
--------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     336,744,568

Accumulated net realized gain (loss) on investments                (17,381,483)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            38,154,843
--------------------------------------------------------------------------------------

NET ASSETS ($)                                                      357,517,928

NET ASSET VALUE PER SHARE

                                                       Class A         Class B          Class C          Class R           Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      15,688,078       23,917,915       3,905,531       314,005,406               998

Shares Outstanding                                     940,832        1,489,090         243,002        18,682,749             59.88
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            16.67           16.06            16.07             16.81             16.67

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,856 foreign taxes withheld at source)      3,809,348

Interest                                                               335,423

TOTAL INCOME                                                         4,144,771

EXPENSES:

Management fee--Note 2(a)                                            4,147,934

Distribution and service fees--Note 2(b)                               336,920

Loan commitment fees--Note 4                                               902

TOTAL EXPENSES                                                       4,485,756

INVESTMENT (LOSS)                                                    (340,985)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                           (13,424,852)

Net unrealized appreciation (depreciation) on investments           42,306,665

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              28,881,813

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                28,540,828

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               --------------------------------

                                                 1999(a)                  1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (340,985)            (547,271)

Net realized gain (loss) on investments      (13,424,852)          (4,033,890)

Net unrealized appreciation (depreciation)
   on investments                             42,306,665          (49,605,457)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  28,540,828          (54,186,618)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --            (462,818)

Class B shares                                         --          (1,024,452)

Class C shares                                         --            (203,973)

Class R shares                                         --         (11,961,021)

TOTAL DIVIDENDS                                        --         (13,652,264)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 58,145,411            9,635,640

Class B shares                                  5,744,035           16,236,324

Class C shares                                  1,523,010            3,534,921

Class R shares                                115,299,579           99,604,995

Class T shares                                      1,000                   --

Dividends reinvested:

Class A shares                                         --              420,621

Class B shares                                         --              860,498

Class C shares                                         --              102,849

Class R shares                                         --            9,814,653

Cost of shares redeemed:

Class A shares                               (57,554,573)          (3,002,178)

Class B shares                                (9,200,611)          (4,968,357)

Class C shares                                (2,306,158)          (1,905,628)

Class R shares                               (64,595,908)         (56,959,110)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 47,055,785           73,375,228

TOTAL INCREASE (DECREASE) IN NET ASSETS       75,596,613            5,536,346
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           281,921,315          276,384,969

END OF PERIOD                                 357,517,928          281,921,315

A FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended October 31,
                                               --------------------------------

                                                    1999(a)               1998
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                     3,518,240              545,657

Shares issued for dividends reinvested                 --               24,015

Shares redeemed                               (3,463,986)            (169,516)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      54,254              400,156
-------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       363,147              922,997

Shares issued for dividends reinvested                 --               50,219

Shares redeemed                                 (581,757)            (305,600)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (218,610)              667,616
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        95,223              202,040

Shares issued for dividends reinvested                 --                6,003

Shares redeemed                                 (145,202)            (111,940)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (49,979)               96,103
-------------------------------------------------------------------------------

CLASS R

Shares sold                                     6,958,746            5,542,571

Shares issued for dividends reinvested                 --              558,142

Shares redeemed                               (3,920,202)          (3,342,921)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,038,544            2,757,792
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                           60                   --

(A)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
     OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 1999, 19,186 CLASS B SHARES REPRESENTING $303,709 WERE AUTOMATICALLY CONVERTED TO 18,546 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   1999          1998            1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.18         18.89           15.13          13.09         10.07

Investment Operations:

Investment income (loss)--net                                    (.04)(a)      (.02)           (.04)          (.02)          .02

Net realized and unrealized gain (loss)
   on investments                                                1.53         (2.78)           4.52           2.48          3.03

Total from Investment Operations                                 1.49         (2.80)           4.48           2.46          3.05

Distributions:

Dividends from investment income--net                              --           --              --             --           (.03)

Dividends from net realized gain on
   investments                                                     --          (.91)           (.72)          (.42)           --

Total Distributions                                                --          (.91)           (.72)          (.42)         (.03)

Net asset value, end of period                                  16.67         15.18           18.89          15.13         13.09
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             9.81        (15.42)          30.73          19.22         30.31
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.50          1.50            1.50           1.50          1.50

Ratio of net investment income (loss)
   to average net assets                                         (.25)         (.32)           (.35)          (.16)          .10

Portfolio Turnover Rate                                         43.32         47.44           39.18          49.03         56.00
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          15,688        13,462           9,190          3,884         1,359

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS B SHARES                                                   1999           1998           1997           1996          1995a
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.75          18.51          14.95          13.05          9.49

Investment Operations:

Investment (loss)--net                                           (.16)(b)       (.11)          (.03)          (.07)         (.03)

Net realized and unrealized gain (loss)
   on investments                                                1.47          (2.74)          4.31           2.39          3.59

Total from Investment Operations                                 1.31          (2.85)          4.28           2.32          3.56

Distributions:

Dividends from net realized gain on
   investments                                                     --           (.91)          (.72)          (.42)          --

Net asset value, end of period                                  16.06          14.75          18.51          14.95         13.05
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.88         (16.10)         29.72          18.17         37.51(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25           2.25           2.24          1.95(d)

Ratio of net investment (loss)
   to average net assets                                         (.99)         (1.07)         (1.02)          (.93)         (.56)(d)

Portfolio Turnover Rate                                         43.32          47.44          39.18          49.03         56.00
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          23,918         25,183         19,257          4,633         1,025

(A)  THE FUND COMMENCED SELLING CLASS B SHARES ON DECEMBER 19, 1994.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS C SHARES                                                   1999           1998           1997           1996          1995a
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.75          18.52          14.95          13.04          9.49

Investment Operations:

Investment income (loss)--net                                    (.16)(b)       (.14)           .01           (.09)         (.01)

Net realized and unrealized gain (loss)
   on investments                                                1.48          (2.72)          4.28           2.42          3.56

Total from Investment Operations                                 1.32          (2.86)          4.29           2.33          3.55

Distributions:

Dividends from net realized gain on
   investments                                                     --           (.91)          (.72)          (.44)           --

Net asset value, end of period                                  16.07          14.75          18.52          14.95         13.04
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              8.88         (16.08)         29.79          18.27         37.41(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25           2.25           2.25          1.14(d)

Ratio of net investment (loss)
   to average net assets                                         (.99)         (1.08)         (1.01)          (.93)         (.33)(d)

Portfolio Turnover Rate                                         43.32          47.44          39.18          49.03         56.00
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           3,906          4,323          3,647            514           147

(A)  THE FUND COMMENCED SELLING CLASS C SHARES ON DECEMBER 19, 1994.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS R SHARES                                                   1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.27          18.96          15.15          13.10         10.07

Investment Operations:

Investment income (loss)--net                                    .00(a,b)       (.01)           .00(b)         .01           .04

Net realized and unrealized gain (loss)
      on investments                                            1.54           (2.77)          4.53           2.48          3.04

Total from Investment Operations                                1.54           (2.78)          4.53           2.49          3.08

Distributions:

Dividends from investment income--net                             --             --             --            (.02)         (.05)

Dividends from net realized gain on
   investments                                                    --            (.91)          (.72)          (.42)           --

Total Distributions                                               --            (.91)          (.72)          (.44)         (.05)

Net asset value, end of period                                 16.81           15.27          18.96          15.15         13.10
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               10.08          (15.31)         31.04          19.43         30.70
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.25            1.25           1.25           1.25          1.25

Ratio of net investment income (loss)
   to average net assets                                          --            (.07)           .02            .09           .35

Portfolio Turnover Rate                                        43.32           47.44          39.18          49.03         56.00
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         314,005        238,953        244,292         112,209       44,091

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  AMOUNT REPRESENTS LESS THAN $.01

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended October 31,
                                                        ---------------------

CLASS T SHARES                                                          1999(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   16.70

Investment Operations:

Investment (loss)                                                       (.02)(b)

Net realized and unrealized gain (loss) on investments                  (.01)

Total from Investment Operations                                        (.03)

Distributions:

Net asset value, end of period                                         16.67
-------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        (.18)(c,d)
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .35(d)

Ratio of net investment income (loss) to average net assets             (.14)(d)

Portfolio Turnover Rate                                                43.32
--------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                      1

(A)  THE FUND COMMENCED SELLING CLASS T SHARES ON AUGUST 16, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to consistently exceed the total return performance of the Russell 2500(tm) Stock Index while maintaining a similar level of risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On July 29, 1999, the Board of Directors approved the addition of class T shares which became effective August 16, 1999.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 368 million of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized), Class R (41 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $16,349,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $2,362,000 of the carryover expires in fiscal 2006 and $13,987,000 expires in fiscal 2007.

During the period ended October 31, 1999 the fund increased accumulated undistributed investment income net by $340,985 and decreased paid-in capital by that amount.

Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions  With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund' average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a por tion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $5,787 during the period ended October 31, 1999 from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: The fund has adopted a Distribution Plan (the " Plan" ) pursuant to Rule 12b-1 under the Act relating to its Class A, Class B, Class C, and Class T shares. Under the Plan, the fund may pay annually up to
 . 25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average value of the daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 1999, the distribution fee for Class A, Class B and Class C shares was $37,824, $192,788 and $31,534, respectively. During the period ended October 31, 1999, the service fee for Class B shares and Class C shares was $64,263 and $10,511 respectively.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of the majority
of   those   Directors   who   are   not   "interested  persons"  of   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $191,345,375 and $140,683,409, respectively.

At  October 31, 1999, accumulated net unrealized appreciation on investments was
$38,154,843,   consisting  of  $69,725,890  gross  unrealized  appreciation  and
$31,571,047 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999

                                                             The Fund


                                                           For More Information

                        Dreyfus Premier Small Company Stock Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              385/685AR9910


Dreyfus
Bond Market
Index Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            25   Financial Highlights

                            27   Notes to Financial Statements

                            32   Independent Auditors' Report

                            33   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Bond Market Index Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the
reporting    period.

Because inflation is more likely to rise in a strong economy, the overall bond market -- including U.S. Treasury securities -- declined during the first 10 months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Bond Market Index Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform  relative to its benchmark?

For the 12-month period ended October 31, 1999, Dreyfus Bond Market Index Fund's Investor shares and BASIC shares produced total returns of .03% and .29%, respectively.(1) The fund' s investment objective is to seek to replicate the total return provided by the Lehman Brothers Aggregate Bond Index (the "Index"), which provided a total return of .53% for the same period.(2) The difference in returns is accounted for by transaction costs and other fund operating expenses

What is the fund's investment approach?

The  fund seeks to match the total return of the Index. To pursue that goal, the
fund   invests  primarily  in  securities  that  are  included  in  the  Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 bonds in the Index. As a matter of policy, the fund's average duration generally remains neutral to the Index, which as of October 31, 1999 was about five years for the fund and Index.

As of the end of the reporting period, the fund's portfolio was allocated as follows: 37.4% U.S. Treasury securities, 34.4% mortgage-backed securities, 19.9% corporate bonds, 7.7% U.S. government agency bonds and .06% cash. These were the same general proportions represented in the Index as of October 31, 1999

What other factors influenced the fund's performance?

At  the  beginning  of  the  fund's 12-month reporting period, the global equity markets  were  in  the  midst  of a crisis that created a "flight to quality" in
which   many   investors   flocked   to   the   safety  provided  by   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

U.S. Treasury securities. In an effort to stimulate global economic growth, the Federal Reserve Board lowered short-term interest rates by a total of 75 basis points in three separate moves in October and November 1998. However, by the end of the year and into the first quarter of 1999, many industry analysts were surprised to see signs that the Asian economies were beginning to recover. As a result, investors became concerned that the Federal Reserve Board might take
back    some    or    all    of    last    fall'   s    interest-rate    cuts.

Toward  the  end  of  the  second  quarter, many global economies appeared to be
recovering.   Commodity  prices,  particularly  oil  prices,  began  to  climb, indicating that many emerging market countries were using raw materials to revitalize their industrial growth. The rise in commodity prices signaled the end of the "flight to quality" for U.S. bond market investors, and investors became more comfortable holding riskier assets. As a result, prices on U.S. Treasury bonds began to fall.

By the end of the third quarter, commodity prices had leveled off and the U.S. Treasury market stabilized. Because of a stronger global economy and potential inflationary pressures, the Federal Reserve Board raised short-term interest rates twice during the summer. An additional rate hike was expected in November,
which   would   effectively   offset   all   of   last   fall'  s   rate  cuts.

What is the fund's current strategy?

As an index fund, our goal is to replicate the returns of the Index. To that end, the sectors of the bond market that we emphasized in this fund are the same
ones    that    were    emphasized    by    the    Index.

During the past year, the best returns for the Index, and therefore for the fund as well, were generated from asset-backed securities, followed by government agency bonds, corporate securities and U.S. Treasuries. In the case of asset-backed securities and government agency bonds, these types of securities performed well due in large part to their shorter duration stance. Generally
speaking,    in    a    rising

interest-rate environment, bonds with shorter durations tend to outperform those with longer durations. Corporate securities didn' t perform as well as asset-backed and agencies, primarily because they carry a longer duration. Finally, U.S. Treasuries underperformed in the strong economic climate.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. THE INDEX INCLUDES REINVESTED DIVIDENDS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index Fund BASIC Shares and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                                   Inception                                                          From

                                                     Date                1 Year                5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                     4/28/94               0.03%                 7.31%                 6.52%

BASIC SHARES                                       11/30/93               0.29%                 7.59%                 5.70%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN BASIC SHARES OF DREYFUS BOND MARKET INDEX FUND ON 11/30/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF BASIC SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

EFFECTIVE NOVEMBER 14, 1997, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO SEEKING TO REPLICATE THE TOTAL RETURN OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THE FUND'S INVESTMENT POLICIES ALSO CHANGED AS OF NOVEMBER 14, 1997 TO PERMIT THE FUND TO INVEST IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES IN SEEKING TO REPLICATE THE LEHMAN BROTHERS AGGREGATE BOND INDEX. PRIOR TO NOVEMBER 14, 1997, THE FUND'S OBJECTIVE WAS TO SEEK TO REPLICATE THE TOTAL RETURN OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGED-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal

BONDS AND NOTES--125.6%                                                                      Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AEROSPACE AND AVIATION--.7%

American Airlines,

   Pass-Through Ctfs., 7.024%, 2009                                                             250,000                  248,816

Boeing:

   Deb., 8.1%, 2006                                                                              25,000                   26,201

   Deb., 8.625%, 2031                                                                            10,000                   11,292

Lockheed,

   Notes, 6.75%, 2003                                                                            25,000                   24,618

Raytheon:

   Notes, 6.45%, 2002                                                                           300,000                  295,236

   Notes, 6.5%, 2005                                                                             25,000                   23,905

Rockwell International,

   Notes, 6.75%, 2002                                                                            30,000                   30,049

United Technologies,

   Deb., 8.75%, 2021                                                                             50,000                   57,728

                                                                                                                         717,845

AUTOMOTIVE--1.1%

Daimler-Chrysler:

   Medium-Term Notes, 7.375%, 2006                                                              120,000                  121,995

   Notes, 7.2%, 2009                                                                            200,000                  200,568

Dana,

   Notes, 7%, 2028                                                                              100,000                   89,536

Delphi Auto Systems,

   Deb., 7.125%, 2029                                                                           125,000                  112,776

General Motors:

   Deb., 7.4%, 2025                                                                             210,000                  206,260

   Medium-Term Notes, 8.875%, 2003                                                               25,000                   26,623

   Notes, 9.125%, 2001                                                                           15,000                   15,596

   Notes, 7%, 2003                                                                               40,000                   40,130

   Sr. Notes, 8.8%, 2021                                                                        150,000                  171,601

                                                                                                                         985,085

BANKING--1.6%

Banc One,

   Sub. Notes, 9.875%, 2019                                                                       5,000                    5,793

BankAmerica,

   Sub. Notes, 7.75%, 2002                                                                       25,000                   25,668

BankAmerica Capital II,

   Gtd. Capital Securities, 8%, 2026                                                             55,000                   53,622

Bankers Trust New York,

   Sub. Deb, 7.5%, 2015                                                                          75,000                   74,412

Capital One Bank,

   Sr. Notes, 6.375%, 2003                                                                      200,000                  193,941


                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Chase Manhattan,

   Sub. Notes, 7.75%, 1999                                                                       40,000                   40,000

Chemical,

   Sub. Notes, 6.125%, 2008                                                                      15,000                   14,036

Citicorp,

   Sub. Notes, 7.125%, 2003                                                                      20,000                   20,109

FBS Capital I,

   Gtd. Capital Securities, 8.09%, 2026                                                         100,000                   98,475

First Bank System,

   Sub. Notes, 7.625%, 2005                                                                      55,000                   56,956

First Chicago,

   Sub. Notes, 9.875%, 2000                                                                      20,000                   20,574

First Union,

   Sub. Notes, 6.3%, 2008                                                                       100,000                   93,561

Fleet Financial Group,

   Sr. Notes, 7.125%, 2000                                                                       40,000                   40,229

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  201,276

Key Bank,

   Sub. Deb, 6.95%, 2028                                                                        250,000                  227,228

MBNA America Bank,

   Sub. Notes, 6.75%, 2008                                                                      100,000                   93,587

NCNB,

   Sub. Notes, 9.375%, 2009                                                                      20,000                   22,971

NationsBank:

   Sub. Notes, 6.875%, 2005                                                                      10,000                    9,876

   Sub. Notes, 7.625%, 2005                                                                     190,000                  193,803

Republic New York Corp.,

   Sub. Notes, 5.875%, 2008                                                                      25,000                   22,236

Wachovia,

   Sub. Notes, 6.375%, 2003                                                                      15,000                   14,762

Wells Fargo Capital,

   Gtd. Capital Securities, 7.96%, 2026                                                          30,000                   29,119

                                                                                                                       1,552,234

CHEMICALS--.2%

duPont (E.I.) de Nemours:

   Deb., 6.5%, 2028                                                                             100,000                   90,323

   Notes, 6.75%, 2002                                                                            40,000                   40,364

Eastman Chemical,

   Notes, 6.375%, 2004                                                                           30,000                   29,018


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Monsanto,

   Deb., 8.2%, 2025                                                                              20,000                   19,623

Morton International,

   Deb., 9.25%, 2020                                                                              5,000                    5,729

                                                                                                                         185,057

CONSUMER--.2%

Clorox,

   Notes, 8.8%, 2001                                                                             10,000                   10,398

Maytag,

   Deb., 9.75%, 2002                                                                              5,000                    5,352

Procter & Gamble:

   Deb., 8.7%, 2001                                                                              30,000                   31,254

   Notes, 5.25%, 2003                                                                           200,000                  191,810

Whirlpool,

   Notes, 9%, 2003                                                                               10,000                   10,518

                                                                                                                         249,332

ENTERTAINMENT/MEDIA--1.7%

Cox Communications,

   Notes, 6.375%, 2000                                                                          100,000                  100,253

Disney (Walt),

   Sr. Notes, 6.75%, 2006                                                                        20,000                   19,946

Marriott International,

   Notes, 7.875%, 2009                                                                          500,000                  503,021

News America Holdings,

   Notes, 8.25%, 2018                                                                           300,000                  302,152

Reed Elsevier Capital,

   Medium-Term Notes, 7%, 2005                                                                  200,000                  200,487

TCI Communications,

   Deb., 8.75%, 2015                                                                            250,000                  283,643

Time Warner,

   Deb., 6.95%, 2028                                                                            100,000                   92,268

Viacom,

   Deb., 7.625%, 2016                                                                           125,000                  123,410

                                                                                                                       1,625,180

FINANCIAL SERVICES--4.2%

Aetna Services,

   Notes, 7.625%, 2026                                                                           50,000                   46,435

American Express Credit,

   Notes, 6.125%, 2001                                                                           40,000                   39,719

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

American General Finance,

   Notes, 8.125%, 2009                                                                           10,000                   10,535

Associates Corp. of North America:

   Ser. A, Deb., 7.95%, 2010                                                                     10,000                   10,458

   Sr. Notes, 6.625%, 2005                                                                       10,000                    9,874

Bear Stearns:

   Sr. Notes, 8.75%, 2004                                                                        10,000                   10,559

   Sr. Notes, 7.25%, 2006                                                                        75,000                   74,161

Chrysler,

   Deb., 7.45%, 2027                                                                             50,000                   50,075

Citigroup,

   Notes, 6.625%, 2028                                                                          100,000                   88,720

Dean Witter Discovery,

   Notes, 6.25%, 2000                                                                            30,000                   30,009

Duke Capital,

   Sr. Notes, 8%, 2019                                                                          250,000                  258,516

FINOVA Capital,

   Notes, 9.125%, 2002                                                                           20,000                   20,888

Ford Capital B.V.,

   Notes, 9.875%, 2002                                                                           25,000                   26,798

Ford Motor Credit:

   Notes, 6.75%, 2008                                                                            20,000                   19,433

   Sr. Notes, 5.75%, 2004                                                                     1,000,000                  959,603

GMAC,

   Deb., 6%, 2011                                                                                70,000                   63,273

General Electric Capital:

   Notes, 8.3%, 2009                                                                             15,000                   16,265

   Notes, 8.125%, 2012                                                                          100,000                  108,320

General Electric Credit,

   Deb., 5.5%, 2001                                                                              10,000                    9,839

Goldman Sachs Group,

   Notes, 6.65%, 2009                                                                           200,000                  190,597

Heller Financial,

   Notes, 6.25%, 2001                                                                           200,000                  198,974

Household Finance:

   Notes, 8%, 2004                                                                               15,000                   15,562

   Notes, 6.5%, 2008                                                                            200,000                  188,976

Lehman Brothers,

   Notes, 6.625%, 2008                                                                          200,000                  187,538


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Merrill Lynch:

   Notes, 8.3%, 2002                                                                             15,000                   15,593

   Notes, 6.875%, 2018                                                                          250,000                  233,762

Norwest Financial,

   Sr. Notes, 7%, 2003                                                                           15,000                   15,063

PNC Funding,

   Notes, 7%, 2004                                                                              225,000                  225,021

Paine Webber:

   Sr. Notes, 6.55%, 2008                                                                       150,000                  139,227

   Notes, 7.625%, 2008                                                                          175,000                  173,517

Salomon, Smith Barney,

   Notes, 6.25%, 2003                                                                           350,000                  342,594

Sears, Roebuck Acceptance:

   Deb., 6.75%, 2028                                                                            100,000                   85,091

   Notes, 7%, 2007                                                                               35,000                   33,862

Toyota Motor Credit,

   Notes, 5.625%, 2003                                                                          200,000                  192,194

U.S. Leasing International,

   Notes, 6.625%, 2003                                                                           30,000                   29,621

                                                                                                                       4,120,672

FOOD & BEVERAGES--1.2%

Anheuser-Busch,

   Deb., 9%, 2009                                                                               225,000                  259,334

Archer-Daniels-Midland:

   Deb., 0%, 2002                                                                                 5,000                    4,258

   Deb., 8.125%, 2012                                                                            40,000                   42,730

Coca-Cola,

   Notes, 6.625%, 2002                                                                           35,000                   34,930

Coca-Cola Enterprises:

   Deb., 8.5%, 2022                                                                             100,000                  109,642

   Notes, 7.875%, 2002                                                                           15,000                   15,448

Diageo,

   Notes, 6.125%, 2005                                                                          200,000                  192,639

Dole Food,

   Notes, 6.75%, 2000                                                                            15,000                   15,012

Heinz (H.J),

   Deb., 6.375%, 2028                                                                           100,000                   88,961

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES (CONTINUED)

Hershey Foods,

   Deb., 8.8%, 2021                                                                              30,000                   34,214

McDonald's,

   Notes, 6.75%, 2003                                                                            20,000                   19,849

Nabisco,

   Deb., 7.55%, 2015                                                                             40,000                   39,071

Ralston-Purina Group,

   Notes, 8.625%, 2022                                                                           40,000                   43,878

Safeway,

   Notes, 7.5%, 2009                                                                            200,000                  201,034

Seagram,

   Deb., 8.35%, 2022                                                                             10,000                   10,424

Supervalu,

   Notes, 7.8%, 2002                                                                             15,000                   15,297

Sysco,

   Notes, 7%, 2006                                                                               25,000                   24,954

                                                                                                                       1,151,675

INDUSTRIAL--1.7%

Aluminum Co. of America,

   Notes, 5.75%, 2001                                                                            50,000                   49,713

Bass America,

   Notes, 8.125%, 2002                                                                           15,000                   15,404

Burlington Resources,

   Deb., 6.875%, 2026                                                                            70,000                   63,497

Caterpillar:

   Deb., 9.375%, 2011                                                                           300,000                  347,000

   Sr. Notes, 9.375%, 2000                                                                        5,000                    5,117

Comdisco,

   Notes, 6.375%, 2001                                                                          155,000                  152,282

Crown Cork & Seal,

   Deb., 7.375%, 2026                                                                            75,000                   68,128

Eaton,

   Deb., 8.1%, 2022                                                                              10,000                   10,260

Emerson Electric,

   Notes, 6.3%, 2005                                                                             35,000                   34,033

Lucent Technologies,

   Deb., 6.5%, 2028                                                                             150,000                  137,905

PPG Industries,

   Notes, 7.375%, 2016                                                                           45,000                   45,010

Sony,

   Notes, 6.125%, 2003                                                                          600,000                  592,249


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

TRW,

   Notes, 6.25%, 2010                                                                           100,000                   90,043

Tenneco,

   Deb., 10.2%, 2008                                                                             15,000                   17,385

                                                                                                                       1,628,026

INSURANCE--.9%

Cincinnati Financial,

   Deb., 6.9%, 2028                                                                             100,000                   89,617

Hartford Life:

   Deb., 7.65%, 2027                                                                            100,000                   99,379

   Notes, 6.9%, 2004                                                                            400,000                  393,713

Progressive,

   Sr. Notes, 6.625%, 2029                                                                      100,000                   85,738

Torchmark,

   Deb., 8.25%, 2009                                                                            150,000                  154,366

Travelers/Aetna Property & Casualty,

   Sr. Notes, 6.75%, 2001                                                                        60,000                   60,350

                                                                                                                         883,163

OIL AND GAS--.8%

Amoco Canada,

   Deb., 6.75%, 2023                                                                            250,000                  243,070

Atlantic Richfield,

   Deb., 9%, 2021                                                                                15,000                   17,626

Chevron,

   Notes, 6.625%, 2004                                                                          300,000                  300,004

Occidental Petroleum,

   Sr. Notes, 10.125%, 2001                                                                      15,000                   15,922

Texaco Capital,

   Deb., 6.875%, 2023                                                                            25,000                   22,684

Union Oil of California,

   Deb., 9.125%, 2006                                                                           200,000                  215,450

                                                                                                                         814,756

PAPER PRODUCTS--0%

Bowater,

   Deb., 9.375%, 2021                                                                            10,000                   11,505

Georgia-Pacific,

   Deb., 9.625%, 2022                                                                            25,000                   26,753

International Paper,

   Notes, 7.625%, 2007                                                                           10,000                   10,110

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PAPER PRODUCTS (CONTINUED)

Weyerhaeuser,

   Deb., 7.95%, 2025                                                                             20,000                   20,694

                                                                                                                          69,062

RETAIL--1.0%

Dayton Hudson,

   Deb., 8.5%, 2022                                                                              20,000                   20,683

Dillard Department Stores,

   Notes, 7.85%, 2012                                                                           150,000                  147,525

Federated Department Stores,

   Deb., 7%, 2028                                                                               100,000                   90,317

Gap,

   Notes, 6.9%, 2007                                                                            280,000                  277,837

Limited,

   Deb., 7.5%, 2023                                                                             110,000                  107,663

May Department Stores,

   Notes, 9.875%, 2002                                                                           15,000                   16,334

Penney (J.C.):

   Deb., 8.25%, 2022                                                                             15,000                   14,809

   Deb., 7.125%, 2023                                                                            15,000                   13,314

   Notes, 9.05%, 2001                                                                            80,000                   82,073

Wal-Mart Stores:

   Notes, 5.875%, 2005                                                                           25,000                   24,060

   Sr. Notes, 6.875%, 2009                                                                      150,000                  150,845

                                                                                                                         945,460

TECHNOLOGY--.9%

Dell Computer,

   Deb., 7.1%, 2028                                                                             250,000                  232,065

Electronic Data Systems,

   Notes, 7.125%, 2009                                                                          300,000                  300,879

IBM:

   Deb., 7.5%, 2013                                                                              75,000                   77,614

   Deb., 7%, 2025                                                                               220,000                  212,598

Xerox,

   Notes, 7.15%, 2004                                                                            15,000                   15,118

                                                                                                                         838,274

TELEPHONE AND TELEGRAPH--2.0%

AT&T:

   Bonds, 6%, 2009                                                                              200,000                  185,374

   Deb., 5.125%, 2001                                                                            50,000                   49,196

   Deb., 8.35%, 2025                                                                              5,000                    5,086

   Medium-Term Notes, 6.6%, 2005                                                                220,000                  214,283


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

TELEPHONE AND TELEGRAPH (CONTINUED)

AT&T (continued):

   Notes, 7%, 2005                                                                               15,000                   15,015

Airtouch Communications,

   Notes, 7.125%, 2001                                                                          100,000                  100,735

Ameritech Capital Funding,

   Notes, 6.125%, 2001                                                                          200,000                  199,202

Bell Telephone Pennsylvania,

   Deb., 6.75%, 2008                                                                            250,000                  246,113

Bellsouth Telecommunications,

   Deb., 6.375%, 2028                                                                           100,000                   87,696

GTE,

   Deb., 9.1%, 2003                                                                              35,000                   37,603

MCI Worldcom,

   Notes, 6.95%, 2028                                                                           120,000                  112,943

New Jersey Bell Telephone,

   Deb., 8%, 2022                                                                                25,000                   26,257

New York Telephone,

   Deb., 8.625%, 2010                                                                             5,000                    5,524

Northern Telecom,

   Deb., 8.75%, 2001                                                                            200,000                  207,184

Pacific-Bell Telephone,

   Deb., 7.375%, 2025                                                                            75,000                   70,385

   Deb., 7.125%, 2026                                                                            10,000                    9,556

Southwestern Bell Telephone,

   Notes, 6.625%, 2005                                                                          150,000                  148,057

Sprint,

   Notes, 5.7%, 2003                                                                            225,000                  215,994

U.S. West Communications,

   Deb., 6.875%, 2033                                                                            25,000                   21,476

                                                                                                                       1,957,679

TOBACCO--0%

Fortune Brands,

   Deb., 8.625%, 2021                                                                             5,000                    5,566

Philip Morris:

   Deb., 8.375%, 2017                                                                             9,000                    9,099

   Notes, 9.25%, 2000                                                                            40,000                   40,272

                                                                                                                          54,937

TRANSPORTATION--.4%

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            100,000                   89,846

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Delta Airlines,

   Deb., 10.125%, 2010                                                                          200,000                  234,177

Federal Express,

   Notes, 9.875%, 2002                                                                           15,000                   16,017

Norfolk Southern:

   Deb., 9%, 2021                                                                                10,000                   11,006

   Deb., 7.8%, 2027                                                                              50,000                   50,057

Ryder System,

   Ser. J, Bond, 8.75%, 2017                                                                      9,000                    9,340

United Parcel Service,

   Deb., 8.375%, 2020                                                                            10,000                   11,127

                                                                                                                         421,570

UTILITIES--2.1%

Alabama Power,

   First Mortgage Bonds, 6%, 2000                                                                50,000                   49,989

Baltimore Gas & Electric:

   First Mortgage Bonds, 7.5%, 2007                                                              10,000                   10,172

   First Mortgage Bonds, 7.5%, 2023                                                              33,000                   32,162

Carolina Power & Light,

   First Mortgage Bonds, 8.2%, 2022                                                              15,000                   14,986

Commonwealth Edison,

   Deb., 6.4%, 2005                                                                             200,000                  192,684

Florida Power & Light:

   First Mortgage Bonds, 6.625%, 2003                                                            30,000                   29,773

   First Mortgage Bonds, 7.75%, 2023                                                             25,000                   24,410

Gulf State Utilities,

   First Mortgage Bonds, 6.41%, 2001                                                             45,000                   44,688

MCN Investment,

   Notes, 6.3%, 2001                                                                            300,000  (a)             297,437

New York State Electric & Gas,

   First Mortgage Bonds, 9.875%, 2020                                                            10,000                   10,557

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            700,000                  706,647

Northern States Power,

   First Mortgage Bonds, 7.125%, 2025                                                           100,000                   95,585

PP&L Resources,

   First Mortgage Bonds, 6.55%, 2006                                                             25,000                   24,401

Public Service Electric & Gas:

   First Mortgage Bonds, 6.125%, 2002                                                            20,000                   19,744

   First Mortgage Bonds, 6.5%, 2004                                                              25,000                   24,632

   First Refunding Mortgage Bonds, 6.75%, 2006                                                  200,000                  195,446


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

South Carolina Electric & Gas,

   First Mortgage Bonds, 9%, 2006                                                                20,000                   21,670

Texas Utilities,

   First Mortgage Bonds, 8.75%, 2023                                                             35,000                   35,932

Union Electric,

   First Mortgage Bonds, 6.75%, 2008                                                             25,000                   24,740

Virginia Electric & Power,

   First Mortgage Bonds, 7.625%, 2007                                                            25,000                   25,711

Wisconsin Electric & Power,

   First Mortgage Bonds, 7.7%, 2027                                                             190,000                  183,259

                                                                                                                       2,064,625

OTHER--.0%

Private Export Funding,

   Secured Notes, 8.4%, 2001                                                                     30,000                   31,122

FOREIGN--4.4%

African Development Bank,

   Notes, 7.75%, 2001                                                                            15,000                   15,443

Bayerische Landesbank Girozentrale,

   Sub. Notes, 7.375%, 2002                                                                     300,000                  306,350

Dresdner Bank-New York,

   Sub. Notes, 7.25%, 2015                                                                      145,000                  139,090

European Invesment Bank,

   Notes, 10.125%, 2000                                                                          20,000                   20,737

Hydro-Quebec:

   Ser. HH, Deb., 8.5%, 2029                                                                     10,000                   11,034

   Ser. HK, Deb., 9.375%, 2030                                                                   20,000                   24,050

   Ser. HQ, Deb., 9.5%, 2030                                                                     10,000                   12,182

Inter-American Development Bank,

   Deb., 6.125%, 2002                                                                           600,000                  596,800

Italy Government Bonds,

   Deb., 6.875%, 2023                                                                            70,000                   69,057

KFW International Finance:

   Deb., 9.125%, 2001                                                                            10,000                   10,419

   Deb., 8%, 2010                                                                                35,000                   38,130

Kingdom of Sweden,

   Deb., 12%, 2010                                                                              175,000                  242,659

Korea Development Bank,

   Bonds, 7.25%, 2006                                                                           300,000                  282,335

Malaysia,

   Bonds, 8.75%, 2009                                                                           400,000                  409,032

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Province of British Columbia:

   Bonds, 7%, 2003                                                                               20,000                   20,239

   Bonds, 6.5%, 2026                                                                             25,000                   22,879

Province of Manitoba,

   Deb., 8.8%, 2020                                                                              10,000                   11,562

Province of New Brunswick,

   Deb., 6.75%, 2013                                                                             30,000                   28,820

Province of Ontario:

   Deb., 7%, 2005                                                                                40,000                   40,408

   Notes, 7.625%, 2004                                                                          400,000                  414,476

Province of Quebec,

   Deb., 7.5%, 2023                                                                              50,000                   50,073

Province of Saskatchewan, C.D.A.,

   Deb., 9.125%, 2021                                                                            10,000                   11,728

Republic of Finland,

   Bonds, 6.95%, 2026                                                                            25,000                   24,726

Republic of Ireland,

   Deb., 7.875%, 2001                                                                           150,000                  155,099

Republic of Korea,

   Notes, 8.875%, 2008                                                                          600,000                  625,376

Republic of Portugal,

   Notes, 5.75%, 2003                                                                           100,000                   97,578

Royal Bank of Scotland,

   Sub. Notes, 6.375%, 2011                                                                     160,000                  146,509

Santander Finance Issuances,

   Sub. Notes, 7.25%, 2006                                                                      100,000                   98,247

Sanwa Finance Aruba,

   Notes, 8.35%, 2009                                                                           150,000                  152,658

Swiss Bank,

   Sub. Deb, 7%, 2015                                                                           270,000                  255,948

                                                                                                                       4,333,644

U.S. GOVERNMENTS--47.3%

U.S.Treasury Bonds:

   11.75%, 2/15/2001                                                                            155,000                  166,496

   15.75%, 11/15/2001                                                                            15,000                   17,842

   10.75%, 2/15/2003                                                                            830,000                  945,121

   10.75%, 5/15/2003                                                                            115,000                  131,940

   11.875%, 11/15/2003                                                                           10,000                   12,023

   11.625%, 11/15/2004                                                                          185,000                  228,303

   10.75%, 8/15/2005                                                                            765,000                  932,810

   9.375%, 2/15/2006                                                                            700,000                  814,954


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS (CONTINUED)

U.S.Treasury Bonds (continued):

   7.625%, 2/15/2007                                                                             60,000                   61,892

   8.75%,11/15/ 2008                                                                            225,000                  245,210

   12.75%, 11/15/2010                                                                            75,000                   98,981

   14%, 11/15/2011                                                                               30,000                   42,841

   12%, 8/15/2013                                                                               445,000                  610,068

   12.5%, 8/15/2014                                                                              40,000                   57,500

   11.25%, 2/15/2015                                                                             25,000                   36,487

   7.25%, 5/15/2016                                                                             110,000                  118,513

   8.875%, 8/15/2017                                                                            525,000                  654,607

   8.75%, 15/15/2020                                                                            880,000                1,101,514

   8.75%, 8/15/2020                                                                             290,000                  363,390

   7.875%, 2/15/2021                                                                          1,380,000                1,595,156

   8%, 11/15/2021                                                                             1,100,000                1,291,796

   7.5%, 11/15/2024                                                                             350,000                  395,808

   7.625%, 2/15/2025                                                                          2,000,000                2,296,380

   5.5%, 8/15/2028                                                                            3,800,000                3,375,046

U.S. Treasury Notes:

   5.5%, 4/15/2000                                                                               20,000                   20,009

   8.75%, 8/15/2000                                                                              80,000                   81,961

   8.5%, 11/15/2000                                                                           1,005,000                1,034,155

   6.5%, 5/31/2001                                                                            4,500,000                4,549,275

   7.875%, 8/15/2001                                                                          4,000,000                4,137,800

   7.5%, 11/15/2001                                                                           1,000,000                1,031,810

   6.25%, 1/31/2002                                                                           3,535,000                3,564,694

   6.375%, 8/15/2002                                                                          2,620,000                2,653,274

   5.875%, 9/30/2002                                                                            600,000                  600,042

   6.25%, 2/15/2003                                                                             530,000                  534,781

   4.25%, 11/15/2003                                                                          3,000,000                2,818,200

   6%, 8/15/2004                                                                              1,900,000                1,905,263

   7.875%, 11/15/2004                                                                         2,306,000                2,485,292

   6.875%, 5/15/2006                                                                          1,000,000                1,038,510

   6.625%, 5/15/2007                                                                          1,750,000                1,795,238

   5.625%, 5/15/2008                                                                          2,580,000  (b)           2,489,313

                                                                                                                      46,334,295

U.S. GOVERNMENT AGENCIES--53.2%

Federal Farm Credit Banks,

   5.25%, 2002                                                                                  500,000                  488,696

Federal Home Loan Banks:

   5.785%, 2003                                                                                 500,000                  490,796

   4.875%, 2022                                                                                 350,000                  340,565

Federal Home Loan Mortgage Corp.:

   5%, 2001                                                                                   1,500,000                1,480,820

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal Home Loan Mortgage Corp. (continued)

   6.34%, 2002                                                                                  500,000                  495,988

   6%, 12/1/2013-2/1/2029                                                                     2,684,429                2,544,894

   6.5%, 3/1/2011-9/1/2029                                                                    5,285,234                5,093,341

   7%                                                                                           950,000  (c)             933,672

   7%, 9/1/2011-11/1/2029                                                                     2,492,297                2,459,447

   7.5%, 7/1/2010-9/1/2029                                                                    1,551,478                1,568,300

   8%, 5/1/2026-8/1/2026                                                                        427,893                  438,590

Federal National Mortgage Association:

   5.125%, 2004                                                                               1,717,000                1,632,482

   5.25%, 2009                                                                                3,000,000                2,704,380

   5.59%, 2002                                                                                  100,000                   98,299

   6.06%, 2003                                                                                  500,000                  491,853

   6.25%, 2029                                                                                  750,000                  692,674

   5.5%, 3/1/2014                                                                               486,480                  458,050

   6%, 1/1/2005-3/1/2029                                                                      3,629,899                3,412,105

   6.5%, 1/1/2011-11/1/2029                                                                   7,844,321                7,585,353

   7%, 8/1/2008-10/1/2029                                                                     3,904,447                3,846,374

   7.5%, 9/1/2009-10/1/2029                                                                   1,958,634                1,975,293

   8%, 5/1/2027-6/1/2027                                                                        446,579                  456,831

   8.5%, 2/1/2025                                                                               233,801                  244,467

Financing Corp.:

   9.65%, 2018                                                                                   10,000                   12,763

   8.6%, 2019                                                                                    40,000                   46,550

Government National Mortgage Association I:

   6%, 2/15/2029                                                                                785,837                  729,595

   6.5%, 9/15/2008-7/15/2029                                                                  2,584,833                2,484,907

   7%,10/15/2011-9/15/2029                                                                    3,813,916                3,755,245

   7.5%                                                                                         950,000  (c)             952,964

   7.5%, 12/15/2026-9/15/2029                                                                 1,255,891                1,262,419

   8%, 8/15/2024-10/15/2028                                                                   1,674,487                1,713,941

   8.5%, 10/15/2026                                                                             209,482                  218,580

   9%, 2/15/2022-2/15/2023                                                                      410,662                  435,965

Resolution Funding:

   8.875%, 2020                                                                                  75,000                   90,979

   8.625%, 2030                                                                                  15,000                   18,198

Tennesee Valley Authority:

   Deb., 6%, 2013                                                                               450,000                  421,914

   Deb., 7.85%, 2044                                                                             10,000                   10,027

                                                                                                                      52,087,317

TOTAL BONDS AND NOTES

   (cost $124,483,751)                                                                                               123,051,010


                                                                                              Principal
SHORT-TERM INVESTMENTS--.8%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman, Sachs & Co. Tri-Party

  Repurchase Agreement, 5.18%, dated 10/29/1999,

  due 11/1/1999 in the amount of $778,922 (fully

  collateralized by $789,000 U.S. Treasury Notes,

  5.625% due 2/28/2001 value $795,327)

   (cost $778,586)                                                                              778,586                 778,586
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $125,262,337)                                                            126.4%              123,829,596

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (26.4)             (25,899,084)

NET ASSETS                                                                                      100.00%               97,930,512

(A) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION. THE STATED MATURITY IS 4/2/2011.

(B)  SECURITIES HELD IN WHOLE OR IN PART BY THE CUSTODIAN IN A SEGREGATED
ACCOUNT AS COLLATERAL FOR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1 (c)                             125,262,337  123,829,596

Cash                                                                    162,456

Receivable for investment securities sold                             2,018,836

Interest receivable                                                   1,856,279

Receivable for shares of Capital Stock subscribed                         4,659

Paydowns receivable                                                       3,013

                                                                    127,874,839
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            22,106

Due to Distributor                                                          475

Payable for shares of Capital Stock redeemed                         27,614,622

Payable for investment securities purchased                           2,307,124

                                                                     29,944,327
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       97,930,512
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      99,599,926

Accumulated undistributed investment income-net                           5,213

Accumulated net realized gain (loss) on investments                   (241,886)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                            (1,432,741)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       97,930,512

NET ASSET VALUE PER SHARE

                                                  Investor Shares  BASIC Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         33,698,854     64,231,658

Shares Outstanding                                      3,499,843      6,662,290
--------------------------------------------------------------------------------

NET ASSETS VALUE PER SHARE ($)                               9.63          9.64

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,684,422

EXPENSES:

Management fee--Note 2(a)                                              114,907

Distribution fees (Investor shares)--Note 2(b)                          47,876

Loan commitment fees--Note 4                                               192

TOTAL EXPENSES                                                         162,975

INVESTMENT INCOME--NET                                               4,521,447
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (235,135)

Net unrealized appreciation (depreciation)

  on investments                                                   (3,673,368)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (3,908,503)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   612,944

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                               ---------------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,521,447            2,809,085

Net realized gain (loss) on investments         (235,135)              400,948

Net unrealized appreciation (depreciation)
   on investments                             (3,673,368)            1,107,949

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     612,944             4,317,982
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (1,098,543)             (54,337)

BASIC shares                                  (3,417,691)          (2,754,748)

Net realized gain on investments:

Investor shares                                  (13,369)              (3,054)

BASIC shares                                    (389,542)            (179,537)

TOTAL DIVIDENDS                               (4,919,145)          (2,991,676)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Investor shares                                41,663,441            1,651,522

BASIC shares                                   56,683,374           38,571,656

Dividends reinvested:

Investor shares                                 1,096,075              56,335

BASIC shares                                    3,605,034           2,830,224

Cost of shares redeemed:

Investor shares                               (9,667,040)            (305,795)

BASIC shares                                 (48,548,008)         (20,080,253)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 44,832,876           22,723,689

      TOTAL INCREASE (DECREASE) IN NET ASSETS 40,526,675           24,049,995
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            57,403,837           33,353,842

END OF PERIOD                                  97,930,512           57,403,837
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INVESTOR SHARES

Shares sold                                     4,221,976             164,062

Shares issued for dividends reinvested            112,563               5,580

Shares redeemed                                 (985,975)             (30,352)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,348,564              139,290

BASIC SHARES

Shares sold                                     5,839,805            3,824,182

Shares issued for dividends reinvested            363,500              280,347

Shares redeemed                               (4,980,266)          (1,988,458)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,223,039            2,116,071

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended October 31,
                                                                 ------------------------------------------------------------------
INVESTOR SHARES                                                  1999           1998        1997(a)        1996(b)         1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.26           9.99         9.78           9.93           9.15

Investment Operations:

Investment income--net                                            .56            .59          .57            .57            .55

Net realized and unrealized gain (loss)
   on investments                                                (.56)           .32          .21           (.15)           .78

Total from Investment Operations                                   --            .91          .78            .42           1.33

Distributions:

Dividends from investment income--net                            (.56)          (.59)        (.57)          (.57)          (.55)

Dividends from net realized gain
   on investments                                               (.07)           (.05)          --            --               --

Total Distributions                                             (.63)           (.64)        (.57)          (.57)          (.55)

Net asset value, end of period                                  9.63           10.26         9.99           9.78           9.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 .03            9.43         8.29           4.36          15.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .40             .40          .60            .65            .65

Ratio of net investment income
   to average net assets                                        5.72            5.79         5.82           5.80           5.77

Portfolio Turnover Rate                                        73.14           43.39        48.86          42.65          40.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          33,699  1,552     120             80           207

(A) EFFECTIVE AUGUST 15, 1997, INSTITUTIONAL SHARES WERE REDESIGNATED AS INVESTOR SHARES.

(B) EFFECTIVE JULY 15, 1996, INVESTOR SHARES WERE REDESIGNATED AS INSTITUTIONAL SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                                                            Year Ended October 31,
                                                                 -------------------------------------------------------------------

BASIC SHARES                                                     1999          1998          1997(a)         1996(b)          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.27         10.00           9.80           9.94            9.15

Investment Operations:

Investment income--net                                            .59           .61            .60            .59             .58

Net realized and unrealized gain (loss)
   on investments                                                (.56)          .32            .20           (.14)            .79

Total from Investment Operations                                  .03           .93            .80            .45            1.37

Distributions:

Dividends from investment income--net                            (.59)         (.61)          (.60)          (.59)           (.58)

Dividends from net realized gain
   on investments                                                (.07)         (.05)            --             --              --

Total Distributions                                              (.66)         (.66)          (.60)          (.59)           (.58)

Net asset value, end of period                                   9.64         10.27          10.00           9.80            9.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 0.29          9.69           8.46           4.69           15.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .15           .15            .35            .40             .40

Ratio of net investment income
   to average net assets                                         5.96          6.06           6.12           6.02            6.10

Portfolio Turnover Rate                                         73.14         43.39          48.86          42.65           40.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          64,232        55,852         33,234         32,986           6,824

(A) EFFECTIVE AUGUST 15, 1997, RETAIL SHARES WERE REDESIGNATED AS BASIC SHARES.

(B) EFFECTIVE JULY 15, 1996, CLASS R SHARES WERE REDESIGNATED AS RETAIL SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") , which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 150 million of $.001 par value Capital Stock. The fund is currently authorized to issue two classes of shares:
Investor   (50   million  shares  authorized)  and  BASIC  (100  million  shares authorized) . BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are
representative    of    the    bid   side   of   the   market   in
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities,  including  the  risk  of  a  possible  decline  in the value of the
underlying    securities    during    the    period    while    the

fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss caryyover of approximately $112,000 available for Federal income tax purposes to be applied against future net securities profits, if any realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% of the value of the average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended October 31, 1999, the Investor shares were charged $47,876 pursuant to the Plan.


Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $124,275,796 and $53,761,310, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $1,432,741, consisting of $419,832 gross unrealized appreciation and $1,852,573 gross unrealized depreciation.

At October 31, 1999, cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE DREYFUS/LAUREL FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

December 15, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.0522 per share as a long-term capital gain distribution of the $.0700 per share paid on December 1, 1998.

                                                             The Fund

                                                           For More Information

                        Dreyfus Bond Market Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                              310/710AR9910



Dreyfus
Institutional Prime
Money Market Fund

ANNUAL REPORT October 31, 1999

(reg.tm)




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                  Dreyfus Institutional Prime Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Prime Money Market Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

When the reporting period began, the U.S. financial markets were experiencing the aftermath of a sharp correction caused primarily by the spread of the global financial crisis overseas. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates, which also reduced money market yields.

The Fed' s strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period. Investors had become concerned that strong economic growth in the United States might rekindle dormant inflationary pressures. As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose during the second and third quarters in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal
Reserve Board raised rates twice during the summer of 1999 in an attempt to forestall a potential resurgence of inflationary pressures. This increase effectively reversed most of last fall's interest-rate cuts, and led to higher yields on most money market securities.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Institutional Prime Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period

For the 12-month period ended October 31, 1999, Dreyfus Institutional Prime Money Market Fund produced a yield of 4.80%, and after taking into account the effect of compounding, an effective yield of 4.91%.(1) For the same 12-month period, the fund provided a total return of 4.91%,(2) compared to the Lipper Institutional Money Market Funds category average total return of 4.85%.(3

We attribute the fund's performance to the fact that we maintained a relatively long average maturity in the portfolio during the first half of the period, which enabled us to lock in higher returns when interest rates were declining. Conversely, as interest rates were rising during the second half of the period, we shortened the fund's average maturity to be able to capture higher yields as
they    became    available.

What is the fund's investment approach?

As a money market fund, the fund provides shareholders with an investment vehicle that is made up of high quality income-producing securities that are also very liquid in nature; that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a diversified portfolio of high quality short-term debt securities, such as those issued or guaranteed by the United States government or its agencies or instrumentalities, certificates of deposit issued by banks, repurchase agreements and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an
average   dollar-weighted   portfolio   maturity   of   90   days   or   less.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During the past 12-month period, the returns offered by money market securities such as those held in the fund have fluctuated. That's because interest rates, which generally determine the returns for these types of investments, also
fluctuated    during    the    period.

At  the  beginning  of  the  fund's 12-month reporting period, the global equity markets were in the midst of a crisis that created a "flight to quality" in which many investors flocked to the safety provided by U.S. Treasury securities. In an effort to stimulate global economic growth, the Federal Reserve Board lowered short-term interest rates by a total of 75 basis points in three separate moves in October and November 1998. However, by the end of the year and into the first quarter of 1999, many industry analysts were surprised to see signs that the Asian economies were beginning to recover. As a result, investors became concerned that the Federal Reserve Board might take back some or all of
last    fall'   s    interest-rate    cuts.

Toward the end of the second quarter, many worldwide economies appeared to be recovering. Commodity prices, particularly oil prices, began to climb, signaling the end of the "flight to quality" for U.S. bond market investors because investors became more comfortable holding riskier assets. As a result, prices on U.S. Treasury bonds began to fall.

By the end of the third quarter, commodity prices had leveled off and the U.S. Treasury market stabilized. Because of a stronger global economy and potential inflationary pressures, the Federal Reserve Board raised short-term interest rates twice during the summer. An additional rate hike was expected in November
1999,   which   would  effectively  offset  all  of  last  fall' s  rate  cuts.

What is the fund's current strategy?

We continue to maintain a well-diversified portfolio, which helps reduce the risks associated with declines in any particular segment or security. In addition, our strategy has been to retain the flexibility we need to seek high current income while remaining capable of responding quickly to changing market conditions.


As of the end of the reporting period, the largest portion of the fund's assets was invested in commercial paper, followed by corporate notes, repurchase agreements, and time deposits. However, we trimmed our exposure to commercial paper during the period, choosing instead to deploy those assets to repurchase agreements. Commonly referred to as repos, repurchase agreements are overnight loans to government dealers that are collateralized with U.S. Treasuries. The primary purpose of investing in repos is to provide liquidity to the fund.

In managing the portfolio for year-end, we are taking advantage of repos in order to maintain overnight liquidity. We are also currently keeping the portfolio' s average maturity short to enable the fund to take advantage of any
possible    further    interest-rate    increases.

November 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELD FLUCTUATES. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                       The Fund

STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal
COMMERCIAL PAPER--52.2%                                                                      Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Akzo Nobel Inc.

   5.79%, 2/7/2000                                                                            5,000,000                4,923,506

Allergan Inc.

   5.47%-6.06%, 12/22/1999-1/31/2000                                                         10,000,000                9,886,786

Amsterdam Funding Corp.

   5.99%-6.26%, 1/6/2000-1/14/2000                                                           15,000,000               14,826,461

Aon Corp.

   5.36%-5.40%, 11/8/1999-11/10/1999                                                         10,000,000                9,988,074

Asset Portfolio Funding Corp.

   5.76%-6.07%, 1/19/2000-1/28/2000                                                          13,500,000               13,322,670

Asset Securitization Corp.

   5.32%, 11/3/1999                                                                           5,000,000                4,998,542

Bass Finance Ltd.

   5.34%, 11/30/1999                                                                          5,000,000                4,978,613

Baxter International Inc.

   5.93%-6.02%, 2/3/2000-2/24/2000                                                           15,000,000               14,756,424

Bear Stearns Cos. Inc.

   5.98%-6.11%, 1/21/2000-3/3/2000                                                           10,000,000                9,833,075

Block Financial Corp.

   6.29%, 1/27/2000                                                                           5,000,000                4,925,325

Ciesco L.P.

   5.36%, 12/10/1999                                                                          5,000,000                4,971,129

Corporate Receivables Corp.

   5.41%, 12/9/1999                                                                           5,000,000                4,971,658

Countrywide Home Loans Inc.

   5.33%, 11/4/1999                                                                           5,000,000                4,997,783

Credit Suisse First Boston International (Guernsey) Ltd.

   5.56%, 2/4/2000                                                                           10,000,000               10,000,000

Duke Capital Corp.

   6.03%, 2/10/2000                                                                           5,000,000                4,917,517

Falcon Asset Securitization Corp.

   6.24%, 1/13/2000                                                                           5,000,000                4,937,646

Ford Motor Credit Co. of Puerto Rico Inc.

   6.08%, 1/12/2000                                                                           5,000,000                4,940,200

Greenwich Funding Corp.

   5.99%, 1/26/2000                                                                           5,000,000                4,930,125

Homeside Lending Inc.

   5.42%-6.15%, 12/17/1999-1/25/2000                                                         10,000,000                9,894,277

International Securitization Corp.

   5.42%-6.23%, 11/19/1999-1/19/2000                                                         20,000,000               19,836,613

Knight Ridder Inc.

   6.04%-6.20%, 2/1/2000-2/9/2000                                                            10,000,000                9,840,112


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Monte Rosa Capital Corp.

   5.47%-6.02%, 12/14/1999-1/27/2000                                                         10,000,000                9,896,458

Repsol International Finance B.V.

   5.05%-6.32%, 11/15/1999-2/8/2000                                                          23,500,000               23,288,716

Safeco Credit Co. Inc.

   5.50%-6.03%, 12/9/1999-3/23/2000                                                          20,000,000               19,740,552

Sheffield Receivables Corp.

   5.44%, 11/2/1999                                                                           5,000,000                4,999,251

Sigma Finance Corp.

   5.42%, 11/1/1999                                                                          10,000,000               10,000,000

South Carolina Electric & Gas Co.

   5.37%, 11/29/1999                                                                          5,000,000                4,979,233

Textron Financial Corp.

   5.40%-5.42%, 11/19/1999-11/30/1999                                                        15,000,000               14,949,121

Unumprovident Corp.

   6.36%, 3/17/2000                                                                           6,000,000                5,858,433

Vodafone Airtouch Plc.

   5.41%-5.46%, 11/9/1999-12/7/1999                                                          10,000,000                9,967,056

Volkswagen of America Inc.

   5.27%-5.55%, 11/12/1999-1/25/2000                                                         10,000,000                9,928,587

Windmill Funding Corp.

   5.36%-6.00%, 11/18/1999-1/28/2000                                                         15,000,000               14,856,477

TOTAL COMMERCIAL PAPER

   (cost $305,140,420)                                                                                               305,140,420
----------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--22.1%
----------------------------------------------------------------------------------------------------------------------------------

Associates Corp.of North America

   5.36%, 3/20/2000                                                                          10,000,000  (a)           9,997,351

Bank One Corp

   5.49%, 11/6/2000                                                                          10,000,000  (a)           9,999,910

Bear Stearns Cos. Inc.

   6.28%, 10/13/2000                                                                         10,000,000  (a)          10,000,000

Branch Bank & Trust Co.

   5.51%-5.73%, 2/22/2000-9/29/2000                                                          20,000,000  (a)          19,994,014

Comerica Bank

   5.37%, 2/2/2000                                                                           10,000,000  (a)           9,999,250

Corporate Receivables Corp.

   5.43%, 4/10/2000                                                                           5,000,000  (a)           5,000,000

General Motors Acceptance Corp.

   5.36%, 2/25/2000                                                                          10,000,000  (a)          10,000,640

Household Finance Corp.

   5.57%, 9/14/2000                                                                          10,000,000  (a)           9,994,786

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
CORPORATE NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

John Deere Capital

   5.42%-5.61%, 12/8/1999-7/7/2000                                                           14,000,000  (a)          13,999,451

Key Bank N.A.

   5.58%, 4/14/2000                                                                          10,000,000  (a)          10,000,000

Morgan Guaranty Trust Co.

   5.32%, 11/29/1999                                                                         10,000,000  (a)          10,000,723

Sigma Finance Corp.

   5.28%, 8/2/2000                                                                           10,000,000  (a)          10,000,000

TOTAL CORPORATE NOTES

   (cost $128,986,125)                                                                                               128,986,125
----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--20.4%
-----------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd

  5.22% dated 10/29/1999, due 11/1/1999 in the

  amount of $30,013,050 (fully collateralized

  by $31,140,000 U.S.Treasury Notes 5.625% due 5/5/2008

   value $30,600,453)                                                                        30,000,000               30,000,000

Donaldson, Lufkin & Jenrette Securities Inc.

  5.22% dated 10/29/1999, due 11/1/1999 in the

  amount of $25,010,875 (fully collateralized

  by $24,755,000 U.S.Treasury Notes 5.75%-6.625% due

   11/15/2000 to 4/30/2002 value $25,500,086)                                                25,000,000               25,000,000

Goldman, Sachs & Co.

  5.18% dated 10/29/1999, due 11/1/1999 in the

  amount of $64,285,375 (fully collateralized

  by $50,595,000 U.S.Treasury Bonds 9.00% due

   11/15/2018 value $65,543,636)                                                             64,257,638               64,257,638

TOTAL REPURCHASE AGREEMENTS

   (cost $119,257,638)                                                                                               119,257,638


                                                                                              Principal
TIME DEPOSIT--5.1%                                                                           Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Marshall & Ilsley Corp.(London)

   5.31%, 11/1/1999                                                                          25,000,000               25,000,000

National City Bank (Grand Cayman)

   5.22%, 11/1/1999                                                                           5,000,000                5,000,000

TOTAL TIME DEPOSITS

   (cost $30,000,000)                                                                                                 30,000,000
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $583,384,183)                                                                            99.8%              583,384,183

CASH AND RECEIVABLES (NET)                                                                          .2%                1,086,530

NET ASSETS                                                                                       100.0%              584,470,713

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including Repurchase Agreements of $119,257,638)
   --Note 1(c)                                         583,384,183   583,384,183

Cash                                                                     238,985

Interest receivable                                                      995,851

                                                                     584,619,019
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            72,879

Due to Distributor                                                       75,427

                                                                        148,306
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      584,470,713
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     584,481,025

Accumulated net realized gain (loss) on investments                    (10,312)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      584,470,713
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(4 billion shares of $.001 par value shares of Capital Stock authorized)
                                                                    584,481,025

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($)

INTEREST INCOME                                                     27,079,602

EXPENSES:

Management fee--Note 2(a)                                              795,421

Shareholder servicing costs--Note 2(b)                                 795,421

TOTAL EXPENSES                                                       1,590,842

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS                              25,488,760

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                                  -----------------------------
                                                     1999             1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         25,488,760       31,980,219

Net realized gain (loss) from investments              --            (773)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   25,488,760       31,979,446
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (25,488,760)     (31,980,219)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               3,392,852,344   3,359,541,323

Dividends reinvested                            8,943,144       8,987,063

Cost of shares redeemed                   (3,297,190,786)  (3,421,815,994)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                104,604,702      (53,287,608)

TOTAL INCREASE (DECREASE) IN NET ASSETS      104,604,702      (53,288,381)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                           479,866,011     533,154,392

END OF PERIOD                                 584,470,713     479,866,011

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 ------------------------------------------------------------------

                                                                 1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .048           .053            .053          .052          .056

Distributions:

Dividends from investment income--net                          (.048)         (.053)          (.053)        (.052)         (.056)

Net asset value, end of period                                   1.00          1.00            1.00          1.00           1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.91          5.47            5.42          5.33           5.77
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30          .30             .30            .30           .30

Ratio of net investment income

   to average net assets                                         4.81         5.34            5.27           5.25          5.61

Net Assets, end of period ($ x 1,000)                         584,471      479,866         533,154        575,700        773,602

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.


(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund has an unused capital loss carryover of approximately $10,313 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $167 of the carryover expires in fiscal 2004, $9,373 expires in fiscal 2005 and $773 expires in fiscal 2006.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the
" Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.

The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1999, the fund was charged $795,421 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



New York, New York

December 15, 1999



NOTES

                                                           For More Information

                        Dreyfus Institutional Prime Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  922AR9910



Dreyfus Premier
Limited Term
Income Fund

ANNUAL REPORT October 31, 1999

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            21   Notes to Financial Statements

                            27   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Limited Term Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term Income Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the
reporting    period.

Because inflation is more likely to rise in a strong economy, the overall bond market -- including U.S. Treasury securities -- declined during the first ten months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Limited Term Income Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, Dreyfus Premier Limited Term Income Fund' s Class A shares provided a total return of -1.26%, its Class B shares provided a total return of -1.73%, its Class C shares provided a total return of -1.74% and its Class R shares provided a total return of -0.91%.(1) The Fund's benchmark, the Lehman Brothers Aggregate Bond Index, produced a total return of 0.53% for the same period.(2)

We attribute our performance to our conservative approach to credit quality. The fund emphasized investment-grade bonds in an environment in which lower-quality
bonds    were    in    favor.

What is the fund's investment approach?

The fund' s goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Liquidity is measured by how quickly assets can be converted to cash. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities
and    corporate    debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities, which, on average, will not exceed 10 years. Maturity refers to the length of time between the date on which a bond is issued and the date the principal amount must be paid. Generally speaking, bonds with longer maturities tend to offer higher yields, but also fluctuate more in price than their short-term counterparts. As of October 31, 1999, the fund's average maturity was
8.84    years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Various trends in the overall bond market over the past year had a mixed influence on the fund' s performance. At the beginning of the fund's 12-month reporting period, the global equity markets were in the midst of a crisis that created a "flight to quality" in which many investors flocked to the safety provided by U.S. Treasury securities. This helped the performance of U.S. Treasury bonds, but hurt most higher yielding sectors of the bond market.

In an effort to stimulate global economic growth, the Federal Reserve Board reduced short-term interest rates in the fall of 1998. However, by the second quarter of 1999, many industry analysts were surprised to see signs that the Asian economies were beginning to recover. Commodity prices, particularly oil prices, began to climb, signaling the end of the "flight to quality" for U.S. bond market investors, and investors became more comfortable holding riskier assets. As a result, investors became concerned that the Federal Reserve Board might take back some or all of last fall' s interest rates cuts. In this environment, prices of U.S. Treasury securities began to fall while higher
yielding    sectors    began    to    recover    from   their   recent   lows.

By the end of the third quarter, commodity prices had leveled off and the U.S. Treasury market stabilized. Because of a stronger global economy and potential inflationary pressures, the Federal Reserve Board raised short-term interest rates twice during the summer. An additional rate hike was expected in November
1999,   which   would  effectively  offset  all  of  last  fall' s  rate  cuts.

What is the fund's current strategy?

We continue to maintain a well-diversified portfolio, which can help reduce the risks associated with declines in any particular sector or security.

As of the end of the reporting period, the largest portion of the fund's assets were invested in mortgage-backed securities, followed by corporate securities,
government    agency    bonds,    and    U.S.    Treasuries.

Within the corporate exposure, we trimmed our exposure to industrial securities during the period, choosing instead to deploy those assets to financials and utilities, a move that served to boost our returns later in the period. In addition, since April of this year, we have been increasing our exposure to lower-rated investment-grade securities in an attempt to earn additional yield
for    the    portfolio.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG, L.P. -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

                                                                       The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Income Fund Class R shares and the Lehman Brothers Aggregate Bond Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM INCOME FUND ON 7/11/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/91 IS USED AS THE BEGINNING VALUE ON 7/11/91. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                                Inception                                                     From

                                                                     Date            1 Year             5 Years           Inception
-----------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (3.0%)                                            4/7/94          (4.22)%                5.64%             5.09%
WITHOUT SALES CHARGE                                                4/7/94          (1.26)%                6.30%             5.66%

Class B Shares
WITH REDEMPTION((+))                                              12/19/94          (4.54)%                   --             5.82%
WITHOUT REDEMPTION                                                12/19/94          (1.73)%                   --             5.99%

Class C Shares
WITH REDEMPTION((+)(+))                                           12/19/94          (2.44)%                    --             5.69%
WITHOUT REDEMPTION                                                12/19/94          (1.74)%                    --             5.69%

Class R Shares
                                                                   7/11/91          (0.91)%                 6.59%             6.51%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(   (+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3%
AND IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
 .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 1999

                                                                                              Principal
BONDS AND NOTES--99.4%                                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--6.0%

American Express Credit Account Master Trust,

   Ser. 1997-1, Cl. A, 6.4%, 2005                                                             1,000,000                  996,615

Citibank Credit Card Master Trust,

   Ser. 1998-1, Cl. A, 5.75%, 2003                                                            1,500,000                1,486,538

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A-2, 5.63%, 2005                                                            500,000                  488,218

WFS Financial Owner Trust,

   Ser. 1999-B, Cl. A-3, 6.32%, 2003                                                            250,000                  248,835

                                                                                                                       3,220,206

BANKING--3.0%

Barnett Capital I,

   Gtd. Capital Securities, 8.06%, 2026                                                         435,000                  417,856

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  201,276

Washington Mutual Capital I,

   Gtd. Capital Securities, 8.375%, 2027                                                        500,000                  487,579

Wells Fargo,

   Notes, 6.625%, 2004                                                                          500,000                  497,033

                                                                                                                       1,603,744

CHEMICALS--.8%

Monsanto,

   Deb., 6.85%, 2028                                                                            500,000  (a)             433,459

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.0%

Bear Stearns Commercial Mortgage,

   Ser. 1999-WF2, Cl. A-1, 6.8%, 2008                                                           276,957                  274,534

DLJ Commercial Mortgage,

   Ser. 1999-CG3, Cl. A-1A, 7.12%, 2009                                                         280,000                  280,175

                                                                                                                         554,709

DRUGS AND PHARMACEUTICALS--.8%

Eli Lilly,

   Notes, 7.125%, 2025                                                                          457,000                  451,037

FINANCIAL SERVICES--8.1%

Associates Corp. of North America,

   Deb., 6.95%, 2018                                                                            200,000                  190,227

Ford Motor Credit,

   Notes, 8%, 2002                                                                              500,000                  515,928

GMAC,

   Deb., 6.125%, 2008                                                                         1,000,000                  933,690


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Goldman Sachs,

   Notes, 6.65%, 2009                                                                           500,000                  476,492

Household Finance,

   Sr. Notes, 5.875%, 2009                                                                      500,000                  451,665

International Lease Finance,

   Notes, 5.625%, 2002                                                                        1,000,000                  978,310

Lehman Brothers,

   Sr. Sub. Notes, 6.125%, 2001                                                                 200,000                  198,250

Merrill Lynch,

   Notes, 6%, 2009                                                                              500,000                  458,814

Transamerica Financial,

   Notes, 7.25%, 2002                                                                           200,000                  201,079

                                                                                                                       4,404,455

FOREIGN--4.1%

AT&T Canada,

   Sr. Notes, 7.65%, 2006                                                                       500,000  (a)             501,025

Australia & New Zealand Banking Group,

   Sub. Notes, 6.25%, 2004                                                                      500,000                  481,307

Hydro-Quebec,

   Deb., 8.4%, 2022                                                                             201,000                  218,630

Province of Quebec,

   Ser. PD, Deb., 7.5%, 2029                                                                    500,000                  502,490

Province of Saskatchewan, C.D.A.,

   Notes, 6.625%, 2003                                                                          500,000                  500,085

                                                                                                                       2,203,537

INDUSTRIAL--.4%

USX,

   Deb., 9.125%, 2013                                                                           200,000                  222,889

INSURANCE--.9%

Royal & Sun Alliance Insurance,

   Sub. Notes, 8.95%, 2029                                                                      500,000  (a)             499,665

OIL AND GAS--1.7%

Atlantic Richfield,

   Notes, 5.55%, 2003                                                                           500,000                  485,319

Enron,

   Notes, 6.95%, 2028                                                                           500,000                  447,936

                                                                                                                         933,255

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELEPHONE AND TELEGRAPH--2.2%

Bell Atlantic Pennsylvania,

   Deb., 6%, 2028                                                                               500,000                  413,013

MCI WorldCom,

   Sr. Notes, 6.4%, 2005                                                                        500,000                  486,339

TCI Communications,

   Deb., 7.875%, 2026                                                                           300,000                  313,135

                                                                                                                       1,212,487

TRANSPORTATION--.9%

Burlington Northern Santa Fe,

   Deb., 7.5%, 2023                                                                             500,000                  481,838

UTILITIES--5.7%

National Rural Utilities,

   Collateral Trust, 5.5%, 2005                                                                 500,000                  472,655

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            300,000                  302,849

PP&L Resources,

   First Mortgage Bonds, 6.125%, 2001                                                         1,000,000  (b)             994,260

Philadelphia Electric,

  First Refunding Mortgage Bonds,

   6.625%, 2003                                                                               1,300,000                1,291,202

                                                                                                                       3,060,966

OTHER--1.9%

Private Export Funding,

   Ser. NN, Secured Notes, 7.3%, 2002                                                         1,000,000                1,022,430

U.S. GOVERNMENTS--15.9%

U.S. Treasury Bonds:

   12.375%, 2004                                                                                500,000                  621,825

   11.625%, 2004                                                                                500,000                  617,035

   10.625%, 2015                                                                                500,000                  702,245

   7.25%, 2016                                                                                  200,000                  215,478

   8.125%, 2019                                                                               1,000,000                1,178,090

   8.75%, 2020                                                                                  500,000                  626,535

   7.625%, 2022                                                                                 265,000                  301,037

   6.25%, 2023                                                                                  130,000                  127,152

U.S. Treasury Notes:

   6.625%, 2002                                                                                 250,000                  254,440

   7.5%, 2002                                                                                   325,000                  337,233

   6.375%, 2002                                                                                 500,000                  506,350

   5.25%, 2003                                                                                  200,000                  195,228

   7.25%, 2004                                                                                  150,000                  157,493

   6%, 2004                                                                                   2,000,000                2,005,540


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS (CONTINUED)

U.S. Treasury Notes (continued)

   7.5%, 2005                                                                                   400,000                  425,120

   7%, 2006                                                                                     300,000                  313,296

                                                                                                                       8,584,097

U.S. GOVERNMENT AGENCIES-46.0%

Federal Farm Credit Banks,

   5.875%, 2001                                                                                 300,000                  298,895

Federal Home Loan Banks:

   5.125%, 2003                                                                                 500,000                  478,725

   5.8%, 2008                                                                                 1,000,000                  941,031

Federal Home Loan Mortgage Corp.:

   5.5%, 8/1/2013                                                                               236,053                  222,775

   6%, 6/1/2012-2/1/2029                                                                      1,400,807                1,328,004

   6.5%, 11/1/2004-5/1/2029                                                                   2,747,414                2,657,264

   7%, 3/1/2012-5/1/2029                                                                      1,500,107                1,483,781

   7.5%, 12/1/2024-10/1/2028                                                                    570,275                  574,617

   8%, 10/1/2019-1/1/2028                                                                       359,391                  368,826

Federal National Mortgage Association:

   4.75%, 2003                                                                                1,850,000                1,742,843

   5.25%, 2003                                                                                1,000,000                  965,360

   6%, 2008                                                                                     800,000                  764,496

   6.25%,2029                                                                                   500,000                  461,783

   6.5%, 2004                                                                                   200,000                  200,695

   6.625%, 2009                                                                                 600,000                  598,123

   5.5%, 12/1/2013-2/1/2014                                                                     236,869                  223,027

   6%, 9/1/2013-2/1/2029                                                                      1,619,051                1,531,650

   6.5%,    3/1/2011-6/1/2029                                                                 2,778,960                2,676,945

   7%, 6/1/2011-2/1/2029                                                                      1,602,771                1,581,147

   7.5%, 3/1/2012-11/1/2027                                                                     815,323                  820,799

   8%, 5/1/2013-9/1/2027                                                                        312,949                  320,778

Government National Mortgage Association I:

   6%, 1/15/2029                                                                                391,135                  363,142

   6.5%, 9/15/2008-1/15/2029                                                                  1,359,349                1,303,607

   7%, 8/15/2025-12/15/2028                                                                   1,256,095                1,235,966

   7.5%, 12/15/2026-4/15/2029                                                                   654,193                  658,191

   8%, 12/15/2026                                                                               323,908                  332,411

   8.5%, 4/15/2025                                                                              298,182                  311,600

   9%, 10/15/2027                                                                               188,364                  198,371

   9.5%, 2/15/2025                                                                              202,274                  217,873

                                                                                                                      24,862,725

TOTAL BONDS AND NOTES

   (cost $55,094,282)                                                                                                 53,751,499

                                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--.0%                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement;

Goldman, Sachs & Co., Tri-Party

  Repurchase Agreement, 5.18%, dated 10/29/1999,

  due 11/1/1999 in the amount of $62,413 (fully

  collateralized by $64,000 U.S. Treasury Notes,

   5.625% due 2/28/2001 value $64,513)

   (cost $62,386)                                                                                62,386                   62,386
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $55,156,668 )                                                             99.4%               53,813,885

CASH AND RECEIVABLES (NET)                                                                          .6%                  304,118

NET ASSETS                                                                                       100.0%               54,118,003

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.  AT OCTOBER 31, 1999,
THESE SECURITIES AMOUNTED TO $1,434,149 OR 2.7% OF NET ASSETS.

(B)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 5/1/2006.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)              55,156,668    53,813,885

Interest receivable                                                      782,679

Receivable for investment securities sold                                500,829

Receivable for shares of Capital Stock subscribed                          2,209

                                                                      55,099,602
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            35,417

Due to Distributor                                                        1,684

Cash overdraft due to Custodian                                         110,757

Payable for investment securities purchased                             711,065

Payable for shares of Capital Stock redeemed                            122,676

                                                                        981,599
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       54,118,003
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      57,208,579

Accumulated distributions in excess of investment income--net             (113)

Accumulated net realized gain (loss) on investments                 (1,747,680)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                           (1,342,783)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       54,118,003

NET ASSET VALUE PER SHARE

                                                           Class A               Class B              Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            5,043,502            10,055,734            1,811,935            37,206,832

Shares Outstanding                                          475,638               944,822              172,589             3,507,906
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 10.60                 10.64                10.50                 10.61

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,582,596

EXPENSES:

Management fee--Note 2(a)                                              354,037

Distribution and service fees--Note 2(b)                                98,562

Loan commitment fees--Note 4                                               182

TOTAL EXPENSES                                                         452,781

INVESTMENT INCOME--NET                                               3,129,815
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (1,085,712)

Net unrealized appreciation (depreciation) on investments          (2,865,975)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (3,951,687)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (821,872)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                    ----------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,129,815            2,808,242

Net realized gain (loss) on investments       (1,085,712)            1,033,599

Net unrealized appreciation (depreciation)
   on investments                             (2,865,975)              693,732

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (821,872)            4,535,573
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (351,005)            (203,232)

Class B shares                                  (442,015)             (79,961)

Class C shares                                   (72,478)             (27,190)

Class R shares                                (2,264,430)          (2,497,614)

TOTAL DIVIDENDS                               (3,129,928)          (2,807,997)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 12,059,310            5,830,588

Class B shares                                 11,986,879            6,356,694

Class C shares                                  1,929,966              991,778

Class R shares                                 10,142,313           11,394,506

Dividends reinvested:

Class A shares                                    243,578              114,018

Class B shares                                    180,992               48,757

Class C shares                                     50,085               22,311

Class R shares                                  1,508,068            1,699,048

Cost of shares redeemed:

Class A shares                               (12,172,203)          (1,905,104)

Class B shares                                (6,869,077)          (1,623,857)

Class C shares                                (1,144,120)            (306,783)

Class R shares                               (13,649,898)         (20,137,744)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  4,265,893             2,484,212

TOTAL INCREASE (DECREASE) IN NET ASSETS          314,093             4,211,788
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            53,803,910           49,592,122

END OF PERIOD                                  54,118,003           53,803,910

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended October 31,
                                                    ----------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,110,255              527,494

Shares issued for dividends reinvested             22,422               10,267

Shares redeemed                               (1,129,873)            (171,553)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,804              366,208
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,082,346              566,970

Shares issued for dividends reinvested             16,653                4,366

Shares redeemed                                 (629,249)            (145,521)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     469,750              425,815
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       178,774               89,566

Shares issued for dividends reinvested              4,692                2,032

Shares redeemed                                 (106,959)             (27,716)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      76,507               63,882
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       914,656            1,035,268

Shares issued for dividends reinvested            138,448              153,444

Shares redeemed                               (1,256,689)          (1,813,570)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (203,585)            (624,858)

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 13,685 CLASS B SHARES REPRESENTING $145,726 WERE AUTOMATICALLY CONVERTED TO 13,733 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.31          10.96          10.78          10.84         10.22

Investment Operations:

Investment income--net                                            .57            .58            .62            .58           .56

Net realized and unrealized gain (loss)
   on investments                                               (.71)            .35            .19           (.07)          .62

Total from Investment Operations                                (.14)            .93            .81            .51          1.18

Distributions:

Dividends from investment income--net                           (.57)           (.58)          (.63)          (.57)         .(.56)

Net asset value, end of period                                  10.60           11.31          10.96          10.78         10.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                            (1.26)           8.73           7.80          4.85          11.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .85            .85           .85           .85

Ratio of net investment income
   to average net assets                                         5.22           5.20            5.80          5.38         5.33

Portfolio Turnover Rate                                        161.28         149.08           129.94        153.63        73.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           5,044          5,349            1,169         1,001        1,150

(A)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                           The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                                 ------------------------------------------------------------------
CLASS B SHARES                                                   1999          1998           1997          1996        1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.35         11.00          10.78          10.84         10.15

Investment Operations:

Investment income--net                                            .52           .52            .56            .52           .47

Net realized and unrealized gain (loss)
   on investments                                               (.71)           .35            .23           (.07)          .69

Total from Investment Operations                                (.19)           .87            .79            .45          1.16

Distributions:

Dividends from investment income--net                           (.52)          (.52)          (.57)         (.51)          (.47)

Net asset value, end of period                                  10.64          11.35          11.00         10.78          10.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (1.73)          8.14           7.56          4.33           11.32
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35          1.35           1.35          1.35          1.35(c)

Ratio of net investment income
   to average net assets                                         4.72          4.49           5.06          4.86          4.85(c)

Portfolio Turnover Rate                                        161.28        149.08         129.94        153.63          73.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          10,056         5,391            542           143            78

A   FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

B   EXCLUSIVE OF SALES CHARGE.

C   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended October 31,
                                                                 ------------------------------------------------------------------
CLASS C SHARES                                                   1999           1998           1997          1996        1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.20          10.84          10.73          10.84         10.15

Investment Operations:

Investment income (loss)--net                                     .51            .52         (1.98)           .3.05          .48

Net realized and unrealized gain (loss)
   on investments                                               (.70)            .35          2.65           (2.65)          .69

Total from Investment Operations                                (.19)            .87           .67             .40          1.17

Distributions:

Dividends from investment income--net                           (.51)          (.51)          (.56)         (.51)          (.48)

Net asset value, end of period                                  10.50          11.20          10.84         10.73          10.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (1.74)           8.25           6.49          3.83          11.32
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35           1.35           1.35           1.41            --

Ratio of net investment income
   to average net assets                                         4.72           4.61           4.98           5.50            --

Portfolio Turnover Rate                                        161.28         149.08         129.94         153.63         73.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           1,812          1,076            349             --            --

A   FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

B   EXCLUSIVE OF SALES CHARGE.

C   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.31          10.96          10.78          10.84         10.22

Investment Operations:

Investment income--net                                            .60            .61            .65            .60           .58

Net realized and unrealized gain (loss)
   on investments                                               (.70)            .35            .19           (.06)          .62

Total from Investment Operations                                (.10)            .96            .84            .54          1.20

Distributions:

Dividends from investment income--net                           (.60)          (.61)          (.66)         (.60)          (.58)

Net asset value, end of period                                  10.61          11.31         10.96          10.78          10.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (.91)           9.02           8.09          5.12          12.11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .60            .60            .60            .60           .60

Ratio of net investment income
   to average net assets                                         5.47          5.51           6.06           5.62          5.58

Portfolio Turnover Rate                                        161.28        149.08         129.94         153.63         73.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          37,207        41,988         47,532         49,664        69,924

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than 10 years. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 250 million of $.001 par value
Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ) and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
Short-term investments excluding U.S. Treasury Bills are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.

(C)   REPURCHASE  AGREEMENTS:  The  fund  may  engage  in  repurchase  agreement
transactions.     Under    the    terms    of    a    typical    repurchase

agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $1,703,000
available   for   Federal   income   tax   purposes  to  be  applied
                                                                       The Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

against  future  net  securities profits, if any, realized subsequent to October
31,  1999.   If  not applied, $344,000 of  the carryover expires in fiscal 2002,
$274,000 expires in fiscal 2003 and $1,085,000 expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event
that    there    is    a    joint    committee    meeting    of    the

Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the
Manager    to    the    non-interested    Directors.

(B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $16,815, $46,834 and $7,664, respectively, pursuant to the Plan and Class B and Class C shares were charged $23,417 and $3,832, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $97,690,757 and $91,390,886, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $1,342,783, consisting of $53,770 gross unrealized appreciation and $1,396,553 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term Income Fund of The Dreyfus/ Laurel Funds, Inc., including the statement of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York December 15, 1999

                                                             The Fund


NOTES

                                                           For More Information

                        Dreyfus Premier Limited Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                             345/645AR99610